UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-21475

                              RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                              Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Kathleen A. Gorman

50 South Sixth Street, Suite 2350

                                  Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612)-376-7128

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

For the year ended September 30, 2017

Access Capital Community Investment Fund

Global Asset Management

	RBC Funds

About Your Annual Report

This annual report includes detailed information about the Access Capital Community Investment Fund (the” Fund”) including financial statements, performance, and a complete list of holdings.

The Fund compares its performance against the Bloomberg Barclays U.S. Securitized Index and the Bloomberg Barclays U.S. Aggregate Bond Index, which are widely used market indices.

We hope the financial information presented will help you evaluate your investment in the Fund. We also encourage you to read the Fund’s prospectus for further detail as to the Fund’s investment policies and risk profile. Fund prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

	Letter from the Chief Investment Officer	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)	6
	Schedule of Portfolio Investments	9
	Financial Statements
	- Statement of Assets and Liabilities	30
	- Statement of Operations	32
	- Statements of Changes in Net Assets	33
	Financial Highlights	34
	Notes to Financial Statements	36
	Report of Independent Registered Public Accounting Firm	47
	Other Federal Income Tax Information (Unaudited)	48
	Management (Unaudited)	49
	Share Class Information (Unaudited)	52
	Supplemental Information (Unaudited)	53
	Approval of Investment Advisory Agreement (Unaudited)	54

LETTER FROM THE CHIEF INVESTMENT OFFICER

Dear Shareholder:

The Access Capital Community Investment Fund (the “Fund”) continues to fulfill its double-bottom line mission of generating a competitive risk-adjusted market rate of return while directing investments to benefit low- and moderate-income individuals and communities across 48 states, Puerto Rico, and the District of Columbia.

The Fund invests in customized U.S. agency-guaranteed mortgage-backed securities (MBS) targeted to low- and moderate-income homebuyers as well as a variety of government-backed loans and municipal securities supporting affordable rental housing, small businesses, health care, education, and job creation targeted to low- and moderate-income residents and communities. In addition to increasing capital flows to these underserved communities, over time, the Fund’s investment process has provided investors with a competitive rate of return in a wide variety of market conditions.

For the fiscal year ended September 30, 2017 the Fund generated a total return of 0.23% (Class I shares net of fees) versus the Bloomberg Barclays US Securitized Bond Index that returned 0.29%. The effective duration of the Fund is 4.39 years versus the benchmark’s 4.59, and the 30-day SEC yield of the Fund is 2.35%.

Single-family agency MBS securities held in the Fund outperformed benchmark securities, adding excess yield to the Fund. The Fund’s custom-created mortgage pools experienced a prepayment rate well below that of comparable index securities. These slower speeds combined with the Fund’s higher coupon bias led to a significant income advantage. In addition, the Fund strives to remain fully invested from a mission standpoint allowing the Fund to seek to optimize income.

The Fund’s agency commercial mortgage-backed securities (CMBS) underperformed the benchmark’s non-agency CMBS, which experienced significant spread tightening. The Fund does not invest in non-agency CMBS. The municipals held in the fund contributed positively due to spread tightening.

The Fund remained focused on diligent security selection. The Fund is populated with higher coupon MBS than is found in the benchmark. Price performance of lower coupon MBS securities outperformed the price performance of higher coupon MBS securities, offsetting some of the Fund’s yield advantage.

We expect U.S. monetary policy to continue to be accommodative with a careful unwinding of Quantitative Easing resulting in overall market rates remaining below historical averages. We believe this trend is warranted by demographic and cyclical trends driving lower overall growth. We will continue to focus on high quality securities with strong characteristics as we endeavor to generate competitive yields.

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

On the impact side, the Fund continued to fulfill its community development mission. Since inception the Fund has supported:

13,993 Low- to moderate-income home buyers

50,789 Affordable rental units

5,996 Nursing home facility beds

27 Rural housing

88 Rural Enterprise

478 SBA loans

77 Community Economic development

15 Community-based not-for-profit organizations.

With increased market attention on impact investing strategies, we remain committed to our double-bottom line mission. Thank you for your continued confidence and trust in the Access Capital Community Investment Fund.

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

Past performance does not guarantee future results.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Portfolio Investments in this report for a complete list of Fund holdings. The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund is non-diversified, which means it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. Investing in the Fund involves other risks including but not limited to concentration in the affordable housing industry, competition for investments, the effects of leveraging the Fund’s portfolio, and investments in illiquid securities. These risks are described more fully in the prospectus.

2

LETTER FROM THE CHIEF INVESTMENT OFFICER

Effective duration is a weighted average duration calculation for bonds with embedded options. It takes into account that expected cash flows will fluctuate as interest rates change. Duration measures the sensitivity of a bond’s price to changes in interest rates.

The Bloomberg Barclays US Securitized Bond Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM (US)”) serves as the investment advisor to the Access Capital Community Investment Fund. RBC GAM (US) employs a team approach to the management of the Access Capital Community Investment Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brian Svendahl, CFA

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM (US). In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for its community investment strategy, including the Access Capital Community Investment Fund, and many of RBC GAM (US)’s government mandates. Brian joined RBC GAM (US) in 2005 and most recently led the mortgage and government team before being promoted to Co-Head. Prior to joining RBC GAM (US), he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Scott Kirby

Scott Kirby

Vice President, Senior Portfolio Manager

Scott Kirby is a member of the government and mortgage research team in RBC GAM (US)’s fixed income group and serves as co-portfolio manager for the firm’s community investment strategy, including the Access Capital Community Investment Fund. Scott joined RBC GAM (US) in 2012 and most recently served as manager of investments of a broad-based asset portfolio for a large foundation, supporting its mission to reduce poverty. Previously he led the structured assets investment team of Ameriprise Financial/Riversource Investments, where he served as senior portfolio manager for more than $20 billion in agency and non-agency mortgage-backed, commercial mortgage- backed and asset-backed securities. He earned a BS in finance and an MBA in finance from the University of Minnesota Carlson School of Management.

4

PERFORMANCE SUMMARY
Average Annual Total Returns as of September 30, 2017 (Unaudited)
Access Capital Community Investment Fund
	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(1)	Gross Expense Ratio(2)
Class A (a)
- Including Maximum Sales
Charge of 3.75%	-3.97%	0.44%	0.52%	2.95%	3.78%
- At Net Asset Value	-0.24%	1.72%	1.29%	3.34%	3.99%	0.99%	1.09%
Class I (b)
- At Net Asset Value	0.23%	2.09%	1.66%	3.62%	4.30%	0.63%	0.64%

Bloomberg Barclays U.S.
Securitized Index (c)	0.29%	2.45%	1.98%	4.09%	4.87%
Bloomberg Barclays U.S.
Aggregate Bond Index (c)	0.07%	2.71%	2.06%	4.27%	4.95%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.rbcgam.us.

The Bloomberg Barclays U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, investment-grade bonds and asset-backed securities.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that tracks the performance of a representative list of government, corporate, asset-backed and mortgage-backed securities.

(a) The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(b) Class I commenced operations on July 28, 2008. The performance in the table reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

(c) You cannot invest directly into the index.

(1) The Fund’s expenses reflect the most recent year end (September 30, 2017).

(2) The advisor has contractually agreed to waive fees and/or make payments in order to maintain other expenses (excluding interest expense, management fees and distribution/service (12b-1) fees) at 0.20% of the Fund’s average daily net assets until January 31, 2018.

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Investment Strategy

Invests in geographically specific debt securities located in portions of the United States designated by Fund Shareholders. The Fund invests primarily in debt instruments supporting the affordable housing and economic development serving low- and moderate- income individuals and communities. Investment securities include government-guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans, and taxable municipal securities.

Performance

For the twelve-month period ended September 30, 2017, the Fund had an annualized total return of 0.23% (Class I). That compares to an annualized total return of 0.29% for the Bloomberg Barclays U.S. Securitized Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●  The Fund’s single-family agency mortgage securities outperformed generic mortgage securities contained in the benchmark.

●  The Fund’s custom-created mortgage pools experienced favorable prepayment rates. A positive prepayment experience combined with the Fund’s higher coupon bias provided a significant income advantage.

●  The Fund remains fully invested from a mission/impact standpoint, helping the Fund to maximize income potential.

Factors That Detracted from Relative Returns

●  The Fund’s agency commercial mortgage-backed securities (CMBS) underperformed the benchmark’s non-agency CMBS, which experienced significant spread tightening. The Fund does not invest in non-agency CMBS.

●  Credit spreads narrowed significantly during the period, contributing to elevated levels of spread volatility.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Portfolio Investments in this report for a complete list of Fund holdings.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Seeks to invest in geographically specific debt securities located in portions of the United States designated by Fund shareholders.				Investment Objective Benchmark
Bloomberg Barclays U.S. Securitized Index
Bloomberg Barclays U.S. Aggregate Bond Index
				Asset Allocation (as of 9/30/17) (% of fund’s investments)
				Top Ten Holdings (excluding investment companies) (as of 9/30/17) (% of fund’s net assets)
Fannie Mae Pool #AK2386, 3.50%, 2/1/42	1.45%	Fannie Mae Pool #465537, 4.20%, 7/1/20	1.13%
Fannie Mae Pool #AS5114, 3.50%, 6/1/45	1.24%	Ginnie Mae Series 2012-33, Class B, 2.89%, 3/16/46	0.93%
Ginnie Mae Series 2012-58, Class B, 2.20%, 3/16/44	1.21%	Ginnie Mae Series 2015-70, Class AB, 2.30%, 11/16/48	0.84%
Fannie Mae Pool #AS4737, 3.50%, 4/1/45	1.14%	Ginnie Mae Pool #AC9541, 2.12%, 2/15/48	0.81%
Fannie Mae Pool #AS4908, 3.50%, 5/1/45	1.13%	Fannie Mae Pool #AM4392, 3.79%, 10/1/23	0.81%
*A listing of all portfolio holdings can be found beginning on page 9.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

Growth of $1,000,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $ 1,000,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

8

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2017

Principal Amount		Value
Municipal Bonds — 3.94%
California — 0.46%
$ 975,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 10/20/17 @ 102	$991,497
1,000,000	City & County of San Francisco Affordable Housing GO, Series F, 2.39%, 6/15/26	965,470
1,000,000	City of Los Angeles Housing GO, Series A, 3.15%, 9/1/30, Callable 9/1/27 @ 100	979,140

		2,936,107

Colorado — 0.08%
491,735	Colorado Housing & Finance Authority Revenue, 3.40%, 11/1/45, (Credit Support: FHA)	499,534

Delaware — 0.31%
670,000	Delaware State Housing Authority Revenue, Series A, 5.05%, 7/1/23, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 1/1/18 @ 100	670,630
765,000	Delaware State Housing Authority Revenue, Series A, 5.25%, 7/1/28, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 1/1/18 @ 100	768,236
560,000	Delaware State Housing Authority Revenue, Series A, 5.35%, 7/1/31, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 1/1/18 @ 100	562,139

		2,001,005

District of Columbia — 0.17%
1,100,000	District of Columbia Housing Finance Agency Refunding Revenue, 3.24%, 3/1/49, (Credit Support: FHA)	1,100,825

Georgia — 0.15%
1,000,000	Atlanta Development Authority Housing Revenue, Homeless Opportunity Project, 2.87%, 12/1/26	1,002,220

Illinois — 0.19%
260,000	City of Chicago Multi Family Revenue, Mercy Preservation Project, 4.55%, 8/1/26, (Credit Support: Freddie Mac), Callable 8/1/20 @ 100	274,877
983,076	Illinois State Housing Development Authority Revenue, Series A, 2.63%, 3/1/48, (Credit Support: FHA)	936,016

		1,210,893

Massachusetts — 0.24%
250,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.21%, 6/1/18	250,488
330,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.31%, 12/1/18	331,244
160,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.51%, 6/1/19	161,029

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 575,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.61%, 12/1/19	$578,416
205,000	Massachusetts Housing Finance Agency Revenue, Series 170, 3.09%, 6/1/20	206,412

		1,527,589

Missouri — 0.67%
4,257,509	Missouri Housing Development Commission, Series 1, 3.75%, 3/1/42, (Credit Support: FHA), Callable 3/1/25 @ 100	4,321,925

New York — 1.67%
750,000	New York City Housing Development Corp. Revenue, 1.94%, 2/1/18	750,090
500,000	New York City Housing Development Corp. Revenue, Series B-1, 3.56%, 11/1/26	503,565
1,000,000	New York City Housing Development Corp. Revenue, Series B-1, 3.61%, 11/1/27	1,009,590
500,000	New York City Housing Development Corp. Revenue, Series B-1, 3.81%, 11/1/29	503,590
400,000	New York City Housing Development Corp. Revenue, Series G-1, 1.93%, 11/1/21	389,296
170,000	New York City Housing Development Corp. Revenue, Series G-1, 2.04%, 5/1/22	164,835
100,000	New York City Housing Development Corp. Revenue, Series G-1, 2.14%, 11/1/22	96,891
200,000	New York City Housing Development Corp. Revenue, Series G-1, 2.37%, 5/1/24	191,912
40,000	New York City Housing Development Corp. Revenue, Series G-1, 2.47%, 11/1/24	38,488
300,000	New York City Housing Development Corp. Revenue, Series G-1, 2.62%, 5/1/26	285,456
675,000	New York State Housing Finance Agency Revenue, 4.50%, 11/15/27, (Credit Support: Fannie Mae)	675,824
1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, (Credit Support: Fannie Mae), Callable 5/30/17 @ 100	1,000,590
1,335,000	New York State Mortgage Agency Revenue, Series 184, 1.59%, 4/1/18	1,332,610
1,335,000	New York State Mortgage Agency Revenue, Series 184, 1.85%, 10/1/18	1,334,800
1,335,000	New York State Mortgage Agency Revenue, Series 184, 2.10%, 4/1/19	1,325,802
1,140,000	New York State Mortgage Agency Revenue, Series 187, 1.59%, 4/1/18	1,138,837

		10,742,176

Total Municipal Bonds		25,342,274

(Cost $25,244,141)

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
Corporate Bonds — 0.07%
Health Care — 0.07%
$460,000	Montefiore Medical Center, 2.15%, 10/20/26	$443,891

Total Corporate Bonds		443,891

(Cost $460,000)
U.S. Government Agency Backed Mortgages — 90.42%
Fannie Mae — 56.16%
167,186	Pool #257613, 5.50%, 6/1/38	186,778
67,439	Pool #257656, 6.00%, 8/1/38	76,197
124,371	Pool #257663, 5.50%, 8/1/38	140,850
110,562	Pool #257890, 5.50%, 2/1/38	125,177
116,844	Pool #257892, 5.50%, 2/1/38	133,111
36,105	Pool #257897, 5.50%, 2/1/38	41,453
130,066	Pool #257903, 5.50%, 2/1/38	145,389
77,649	Pool #257913, 5.50%, 1/1/38	87,525
67,289	Pool #257926, 5.50%, 3/1/38	77,277
61,250	Pool #258022, 5.50%, 5/1/34	69,490
134,740	Pool #258070, 5.00%, 6/1/34	149,102
40,606	Pool #258121, 5.50%, 6/1/34	45,990
129,690	Pool #258152, 5.50%, 8/1/34	144,973
71,219	Pool #258157, 5.00%, 8/1/34	78,632
65,567	Pool #258163, 5.50%, 8/1/34	73,697
114,645	Pool #258166, 5.50%, 9/1/34	127,991
90,761	Pool #258224, 5.50%, 12/1/34	100,404
60,848	Pool #258238, 5.00%, 1/1/35	67,340
92,371	Pool #258251, 5.50%, 1/1/35	103,829
110,937	Pool #258305, 5.00%, 3/1/35	122,761
92,578	Pool #258336, 5.00%, 4/1/35	103,057
61,931	Pool #258340, 5.00%, 3/1/35	68,900
16,424	Pool #258393, 5.00%, 5/1/35	17,921
64,562	Pool #258394, 5.00%, 5/1/35	71,970
243,410	Pool #258395, 5.50%, 6/1/35	271,713
61,600	Pool #258403, 5.00%, 6/1/35	68,661
82,837	Pool #258404, 5.00%, 6/1/35	91,933
48,353	Pool #258410, 5.00%, 4/1/35	53,890
107,199	Pool #258448, 5.00%, 8/1/35	117,089
190,459	Pool #258450, 5.50%, 8/1/35	212,114
92,358	Pool #258456, 5.00%, 8/1/35	102,331
83,328	Pool #258552, 5.00%, 11/1/35	92,519
81,206	Pool #258571, 5.50%, 11/1/35	90,668
90,205	Pool #258600, 6.00%, 1/1/36	103,101
225,855	Pool #258627, 5.50%, 2/1/36	250,591
104,110	Pool #258634, 5.50%, 2/1/36	116,592
55,926	Pool #258658, 5.50%, 3/1/36	63,531
52,278	Pool #258737, 5.50%, 12/1/35	58,872
43,127	Pool #259004, 8.00%, 2/1/30	51,801

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 45,749	Pool #259030, 8.00%, 4/1/30	$53,783
45,340	Pool #259181, 6.50%, 3/1/31	52,274
12,319	Pool #259187, 6.50%, 4/1/31	13,532
72,431	Pool #259190, 6.50%, 4/1/31	83,419
82,588	Pool #259316, 6.50%, 11/1/31	95,112
31,024	Pool #259378, 6.00%, 12/1/31	35,425
34,861	Pool #259393, 6.00%, 1/1/32	39,916
43,873	Pool #259590, 5.50%, 11/1/32	49,709
177,832	Pool #259611, 5.50%, 11/1/32	198,780
47,419	Pool #259634, 5.50%, 12/1/32	52,457
141,531	Pool #259659, 5.50%, 2/1/33	158,826
33,811	Pool #259671, 5.50%, 2/1/33	38,327
82,276	Pool #259686, 5.50%, 3/1/33	92,285
38,697	Pool #259722, 5.00%, 5/1/33	42,797
50,486	Pool #259724, 5.00%, 5/1/33	56,031
121,896	Pool #259725, 5.00%, 5/1/33	134,310
109,230	Pool #259729, 5.00%, 6/1/33	120,453
63,359	Pool #259761, 5.00%, 6/1/33	70,013
104,986	Pool #259764, 5.00%, 7/1/33	115,757
116,615	Pool #259777, 5.00%, 7/1/33	127,878
84,551	Pool #259781, 5.00%, 7/1/33	93,330
51,254	Pool #259789, 5.00%, 7/1/33	56,886
93,881	Pool #259807, 5.00%, 8/1/33	103,500
127,497	Pool #259816, 5.00%, 8/1/33	139,833
28,406	Pool #259819, 5.00%, 8/1/33	31,524
52,469	Pool #259830, 5.00%, 8/1/33	58,021
34,741	Pool #259848, 5.00%, 9/1/33	38,559
73,684	Pool #259867, 5.50%, 10/1/33	82,871
63,490	Pool #259869, 5.50%, 10/1/33	70,856
109,712	Pool #259875, 5.50%, 10/1/33	122,573
71,081	Pool #259876, 5.50%, 10/1/33	79,919
40,952	Pool #259879, 5.50%, 10/1/33	46,448
101,698	Pool #259930, 5.00%, 11/1/33	110,938
38,982	Pool #259998, 5.00%, 3/1/34	43,276
6,912,939	Pool #465537, 4.20%, 7/1/20	7,283,670
675,698	Pool #465946, 3.61%, 9/1/20	702,865
1,805,721	Pool #468226, 3.86%, 6/1/21	1,905,041
274,951	Pool #469101, 3.75%, 2/1/27	293,284
780,046	Pool #469239, 2.69%, 10/1/18	784,562
434,059	Pool #470439, 2.91%, 5/1/22	445,453
3,079,244	Pool #470561, 2.94%, 2/1/22	3,159,698
911,530	Pool #470828, 3.53%, 3/1/32	950,821
906,195	Pool #471478, 2.61%, 8/1/22	919,501
3,336,507	Pool #471948, 2.86%, 7/1/22	3,418,390
179,820	Pool #557295, 7.00%, 12/1/29	206,565
32,262	Pool #576445, 6.00%, 1/1/31	35,800
74,110	Pool #579402, 6.50%, 4/1/31	85,743
137,046	Pool #583728, 6.50%, 6/1/31	158,204

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 66,882	Pool #585148, 6.50%, 7/1/31	$76,763
35,258	Pool #590931, 6.50%, 7/1/31	40,571
56,839	Pool #590932, 6.50%, 7/1/31	64,673
41,242	Pool #601865, 6.50%, 4/1/31	45,514
119,969	Pool #601868, 6.00%, 7/1/29	134,907
51,187	Pool #607611, 6.50%, 11/1/31	59,426
100,552	Pool #634271, 6.50%, 5/1/32	115,547
43,405	Pool #644232, 6.50%, 6/1/32	50,350
26,271	Pool #644432, 6.50%, 7/1/32	30,330
42,759	Pool #644437, 6.50%, 6/1/32	49,541
2,070,061	Pool #663159, 5.00%, 7/1/32	2,265,044
80,899	Pool #670278, 5.50%, 11/1/32	91,535
39,465	Pool #676702, 5.50%, 11/1/32	44,214
52,968	Pool #677591, 5.50%, 12/1/32	59,434
177,222	Pool #681883, 6.00%, 3/1/33	200,621
4,174	Pool #683087, 5.00%, 1/1/18	4,177
127,125	Pool #686542, 5.50%, 3/1/33	140,632
232,186	Pool #695961, 5.50%, 1/1/33	258,992
196,440	Pool #696407, 5.50%, 4/1/33	220,653
436,437	Pool #702478, 5.50%, 6/1/33	486,533
126,260	Pool #702479, 5.00%, 6/1/33	138,491
67,536	Pool #703210, 5.50%, 9/1/32	74,711
228,124	Pool #720025, 5.00%, 8/1/33	250,620
255,141	Pool #723066, 5.00%, 4/1/33	280,765
250,922	Pool #723067, 5.50%, 5/1/33	278,968
279,153	Pool #723070, 4.50%, 5/1/33	303,487
296,835	Pool #727311, 4.50%, 9/1/33	321,624
191,824	Pool #727312, 5.00%, 9/1/33	211,701
156,079	Pool #727315, 6.00%, 10/1/33	178,217
40,224	Pool #738589, 5.00%, 9/1/33	44,650
101,807	Pool #739269, 5.00%, 9/1/33	112,071
166,732	Pool #743595, 5.50%, 10/1/33	186,277
163,086	Pool #748041, 4.50%, 10/1/33	175,150
182,834	Pool #749891, 5.00%, 9/1/33	201,637
111,192	Pool #749897, 4.50%, 9/1/33	119,862
16,591	Pool #750984, 5.00%, 12/1/18	16,885
28,801	Pool #751008, 5.00%, 12/1/18	29,274
235,985	Pool #753533, 5.00%, 11/1/33	258,612
88,527	Pool #755679, 6.00%, 1/1/34	101,599
57,415	Pool #755746, 5.50%, 12/1/33	65,141
41,982	Pool #763551, 5.50%, 3/1/34	47,663
150,217	Pool #763820, 5.50%, 1/1/34	167,711
39,289	Pool #765216, 5.00%, 1/1/19	40,032
5,576	Pool #773096, 4.50%, 3/1/19	5,676
37,289	Pool #773476, 5.50%, 7/1/19	38,355
46,800	Pool #776851, 6.00%, 10/1/34	53,932
794,939	Pool #777621, 5.00%, 2/1/34	874,339
130,962	Pool #781437, 6.00%, 8/1/34	148,660

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 84,791	Pool #781741, 6.00%, 9/1/34	$97,026
18,147	Pool #781907, 5.00%, 2/1/21	18,892
142,418	Pool #781954, 5.00%, 6/1/34	156,530
173,357	Pool #781959, 5.50%, 6/1/34	191,777
269,372	Pool #783893, 5.50%, 12/1/34	301,062
75,884	Pool #783929, 5.50%, 10/1/34	85,382
28,519	Pool #788329, 6.50%, 8/1/34	31,329
163,912	Pool #797623, 5.00%, 7/1/35	180,331
124,882	Pool #797627, 5.00%, 7/1/35	137,480
115,562	Pool #798725, 5.50%, 11/1/34	130,789
105,753	Pool #799548, 6.00%, 9/1/34	120,788
965,126	Pool #806754, 4.50%, 9/1/34	1,040,711
335,945	Pool #806757, 6.00%, 9/1/34	382,686
769,001	Pool #806761, 5.50%, 9/1/34	857,628
117,842	Pool #808205, 5.00%, 1/1/35	129,632
33,190	Pool #813942, 5.00%, 11/1/20	34,330
278,101	Pool #815009, 5.00%, 4/1/35	305,987
258,529	Pool #817641, 5.00%, 11/1/35	286,698
124,380	Pool #820334, 5.00%, 9/1/35	136,971
321,733	Pool #820335, 5.00%, 9/1/35	352,772
183,624	Pool #820336, 5.00%, 9/1/35	203,955
401,405	Pool #822008, 5.00%, 5/1/35	441,768
177,330	Pool #829005, 5.00%, 8/1/35	196,388
184,443	Pool #829006, 5.50%, 9/1/35	205,711
169,818	Pool #829275, 5.00%, 8/1/35	186,910
161,527	Pool #829276, 5.00%, 8/1/35	177,784
117,683	Pool #829277, 5.00%, 8/1/35	129,235
444,182	Pool #829649, 5.50%, 3/1/35	495,859
303,139	Pool #844361, 5.50%, 11/1/35	338,569
155,685	Pool #845245, 5.50%, 11/1/35	176,097
60,018	Pool #866969, 6.00%, 2/1/36	69,098
161,155	Pool #867569, 6.00%, 2/1/36	183,369
77,681	Pool #867574, 5.50%, 2/1/36	87,481
121,245	Pool #870599, 6.00%, 6/1/36	138,395
190,944	Pool #871072, 5.50%, 2/1/37	213,559
179,078	Pool #884693, 5.50%, 4/1/36	201,355
476,982	Pool #885724, 5.50%, 6/1/36	531,134
79,111	Pool #908671, 6.00%, 1/1/37	90,341
265,940	Pool #911730, 5.50%, 12/1/21	279,858
76,265	Pool #919368, 5.50%, 4/1/37	86,299
291,629	Pool #922582, 6.00%, 12/1/36	332,298
343,412	Pool #934941, 5.00%, 8/1/39	381,321
305,203	Pool #934942, 5.00%, 9/1/39	338,894
171,414	Pool #941204, 5.50%, 6/1/37	192,144
62,431	Pool #943394, 5.50%, 6/1/37	71,249
218,330	Pool #944502, 6.00%, 6/1/37	247,612
349,068	Pool #948600, 6.00%, 8/1/37	396,719
154,762	Pool #948672, 5.50%, 8/1/37	173,092

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 101,692	Pool #952598, 6.00%, 7/1/37	$116,026
126,818	Pool #952623, 6.00%, 8/1/37	144,534
111,581	Pool #952632, 6.00%, 7/1/37	127,127
278,193	Pool #952678, 6.50%, 8/1/37	323,888
97,386	Pool #952693, 6.50%, 8/1/37	112,757
350,331	Pool #958502, 5.07%, 5/1/19	362,812
105,338	Pool #975769, 5.50%, 3/1/38	118,571
79,089	Pool #982898, 5.00%, 5/1/38	88,018
145,871	Pool #983033, 5.00%, 5/1/38	160,880
145,041	Pool #984842, 5.50%, 6/1/38	162,038
119,898	Pool #986239, 6.00%, 7/1/38	135,649
129,221	Pool #986957, 5.50%, 7/1/38	144,364
74,199	Pool #990510, 5.50%, 8/1/38	84,495
284,297	Pool #990511, 6.00%, 8/1/38	323,376
170,911	Pool #990617, 5.50%, 9/1/38	192,755
136,490	Pool #AA0526, 5.00%, 12/1/38	150,576
130,670	Pool #AA0644, 4.50%, 3/1/39	141,226
308,155	Pool #AA0645, 4.50%, 3/1/39	335,359
149,407	Pool #AA2243, 4.50%, 5/1/39	163,671
410,698	Pool #AA3142, 4.50%, 3/1/39	445,799
95,730	Pool #AA3143, 4.00%, 3/1/39	102,278
499,780	Pool #AA3206, 4.00%, 4/1/39	531,152
504,853	Pool #AA3207, 4.50%, 3/1/39	545,477
156,347	Pool #AA4468, 4.00%, 4/1/39	166,162
244,910	Pool #AA7042, 4.50%, 6/1/39	266,837
398,346	Pool #AA7658, 4.00%, 6/1/39	423,476
115,572	Pool #AA7659, 4.50%, 6/1/39	125,775
144,961	Pool #AA7741, 4.50%, 6/1/24	152,992
3,412,223	Pool #AB7798, 3.00%, 1/1/43	3,444,212
1,579,219	Pool #AB9204, 3.00%, 4/1/43	1,592,544
1,027,705	Pool #AB9831, 3.00%, 6/1/43	1,037,500
467,576	Pool #AC1463, 5.00%, 8/1/39	519,192
109,657	Pool #AC1464, 5.00%, 8/1/39	122,362
949,801	Pool #AC2109, 4.50%, 7/1/39	1,026,230
50,903	Pool #AC4394, 5.00%, 9/1/39	56,912
551,972	Pool #AC4395, 5.00%, 9/1/39	613,595
346,496	Pool #AC5328, 5.00%, 10/1/39	384,854
248,047	Pool #AC5329, 5.00%, 10/1/39	273,879
299,229	Pool #AC6304, 5.00%, 11/1/39	332,354
222,386	Pool #AC6305, 5.00%, 11/1/39	247,005
297,989	Pool #AC6307, 5.00%, 12/1/39	327,485
324,328	Pool #AC6790, 5.00%, 12/1/39	360,232
1,390,757	Pool #AC7199, 5.00%, 12/1/39	1,531,071
543,855	Pool #AD1470, 5.00%, 2/1/40	602,957
1,453,121	Pool #AD1471, 4.50%, 2/1/40	1,593,438
285,630	Pool #AD1560, 5.00%, 3/1/40	315,465
1,291,991	Pool #AD1585, 4.50%, 2/1/40	1,416,749
373,203	Pool #AD1586, 5.00%, 1/1/40	414,693

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 632,717	Pool #AD1638, 4.50%, 2/1/40	$683,631
176,590	Pool #AD1640, 4.50%, 3/1/40	190,800
1,586,858	Pool #AD1942, 4.50%, 1/1/40	1,740,585
363,827	Pool #AD1943, 5.00%, 1/1/40	403,592
1,152,289	Pool #AD1988, 4.50%, 2/1/40	1,263,556
395,489	Pool #AD2896, 5.00%, 3/1/40	439,271
612,493	Pool #AD4456, 4.50%, 4/1/40	662,354
763,450	Pool #AD4458, 4.50%, 4/1/40	824,884
505,534	Pool #AD4940, 4.50%, 6/1/40	550,479
369,030	Pool #AD4946, 4.50%, 6/1/40	401,839
363,179	Pool #AD5728, 5.00%, 4/1/40	403,497
498,585	Pool #AD7239, 4.50%, 7/1/40	542,912
183,653	Pool #AD7242, 4.50%, 7/1/40	201,874
197,798	Pool #AD7256, 4.50%, 7/1/40	215,816
554,157	Pool #AD7271, 4.50%, 7/1/40	598,750
291,431	Pool #AD7272, 4.50%, 7/1/40	317,341
430,681	Pool #AD8960, 5.00%, 6/1/40	475,667
309,137	Pool #AD9613, 4.50%, 8/1/40	334,400
1,093,955	Pool #AD9614, 4.50%, 8/1/40	1,181,984
436,615	Pool #AE2011, 4.00%, 9/1/40	462,999
1,910,092	Pool #AE2012, 4.00%, 9/1/40	2,025,518
224,039	Pool #AE2023, 4.00%, 9/1/40	238,348
901,256	Pool #AE5432, 4.00%, 10/1/40	955,718
356,435	Pool #AE5435, 4.50%, 9/1/40	385,117
365,420	Pool #AE5806, 4.50%, 9/1/40	398,022
615,773	Pool #AE5861, 4.00%, 10/1/40	652,983
544,075	Pool #AE5862, 4.00%, 10/1/40	577,209
377,417	Pool #AE5863, 4.00%, 10/1/40	400,224
308,624	Pool #AE6850, 4.00%, 10/1/40	327,274
243,098	Pool #AE6851, 4.00%, 10/1/40	257,789
166,528	Pool #AE7699, 4.00%, 11/1/40	178,673
517,094	Pool #AE7703, 4.00%, 10/1/40	554,805
1,049,975	Pool #AE7707, 4.00%, 11/1/40	1,113,425
404,259	Pool #AH0300, 4.00%, 11/1/40	428,689
669,540	Pool #AH0301, 3.50%, 11/1/40	694,072
60,082	Pool #AH0302, 4.00%, 11/1/40	64,463
472,842	Pool #AH0306, 4.00%, 12/1/40	503,041
501,841	Pool #AH0508, 4.00%, 11/1/40	532,167
974,852	Pool #AH0537, 4.00%, 12/1/40	1,033,762
961,167	Pool #AH0914, 4.50%, 11/1/40	1,038,511
790,543	Pool #AH0917, 4.00%, 12/1/40	838,315
782,049	Pool #AH1077, 4.00%, 1/1/41	833,829
841,621	Pool #AH2973, 4.00%, 12/1/40	892,479
687,628	Pool #AH2980, 4.00%, 1/1/41	729,181
1,108,805	Pool #AH5656, 4.00%, 1/1/41	1,175,464
394,043	Pool #AH5657, 4.00%, 2/1/41	417,732
529,324	Pool #AH5658, 4.00%, 2/1/41	561,146
573,850	Pool #AH5662, 4.00%, 2/1/41	610,500

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 778,585	Pool #AH5882, 4.00%, 2/1/26	$819,431
636,242	Pool #AH6764, 4.00%, 3/1/41	674,491
1,980,978	Pool #AH6768, 4.00%, 3/1/41	2,100,069
343,603	Pool #AH7277, 4.00%, 3/1/41	366,299
1,061,095	Pool #AH7281, 4.00%, 3/1/41	1,125,383
387,170	Pool #AH7526, 4.50%, 3/1/41	418,930
1,174,631	Pool #AH7537, 4.00%, 3/1/41	1,245,247
719,468	Pool #AH8878, 4.50%, 4/1/41	776,913
467,464	Pool #AH8885, 4.50%, 4/1/41	504,788
569,865	Pool #AH9050, 3.50%, 2/1/26	595,532
567,626	Pool #AI0114, 4.00%, 3/1/41	602,016
972,031	Pool #AI1846, 4.50%, 5/1/41	1,049,641
640,435	Pool #AI1847, 4.50%, 5/1/41	692,970
1,333,504	Pool #AI1848, 4.50%, 5/1/41	1,439,976
1,029,775	Pool #AI1849, 4.50%, 5/1/41	1,128,568
525,628	Pool #AJ0651, 4.00%, 8/1/41	557,227
492,587	Pool #AJ7668, 4.00%, 11/1/41	522,046
896,227	Pool #AJ9133, 4.00%, 1/1/42	949,826
9,018,106	Pool #AK2386, 3.50%, 2/1/42	9,351,353
3,224,113	Pool #AK6715, 3.50%, 3/1/42(a)	3,343,254
890,344	Pool #AK6716, 3.50%, 3/1/42	923,245
699,727	Pool #AK6718, 3.50%, 2/1/42	725,584
624,320	Pool #AM0414, 2.87%, 9/1/27	621,402
456,355	Pool #AM0635, 2.55%, 10/1/22	460,392
915,261	Pool #AM1750, 3.04%, 12/1/30	898,865
4,858,765	Pool #AM4392, 3.79%, 10/1/23	5,184,675
490,772	Pool #AM4590, 3.18%, 10/1/20	505,126
2,312,818	Pool #AM5335, 3.69%, 2/1/24	2,458,977
239,735	Pool #AM6907, 3.68%, 10/1/32	254,886
1,515,642	Pool #AM7764, 3.05%, 1/1/27	1,546,742
960,966	Pool #AM7938, 2.59%, 12/1/25	962,196
291,476	Pool #AM9239, 3.03%, 6/1/25	298,802
489,117	Pool #AM9780, 3.31%, 3/1/31	499,797
980,697	Pool #AN2066, 2.75%, 7/1/26	977,214
1,000,000	Pool #AN2398, 2.52%, 7/1/28	966,688
1,000,000	Pool #AN2746, 2.30%, 9/1/26	973,097
1,000,000	Pool #AN3157, 2.25%, 10/1/26	968,185
493,949	Pool #AN3919, 2.82%, 12/1/26	495,914
1,980,302	Pool #AN4408, 3.35%, 1/1/27	2,056,646
894,016	Pool #AN5053, 3.34%, 4/1/27	927,048
320,000	Pool #AN5468, 3.22%, 5/1/27	328,529
1,000,000	Pool #AN5848, 3.15%, 6/1/27	1,020,584
217,000	Pool #AN6580, 3.36%, 9/1/29	223,612
957,875	Pool #AO2923, 3.50%, 5/1/42	993,870
2,229,367	Pool #AO8029, 3.50%, 7/1/42	2,313,142
702,848	Pool #AP7483, 3.50%, 9/1/42	729,259
741,318	Pool #AQ6710, 2.50%, 10/1/27	750,845
1,674,567	Pool #AQ7193, 3.50%, 7/1/43	1,734,878

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$2,636,282	Pool #AR3088, 3.00%, 1/1/43	$2,663,881
690,176	Pool #AR6712, 3.00%, 1/1/43	696,647
766,594	Pool #AR6928, 3.00%, 3/1/43	773,062
509,060	Pool #AR6933, 3.00%, 3/1/43	513,355
921,132	Pool #AS1916, 4.00%, 3/1/44	973,341
615,696	Pool #AS1917, 4.00%, 3/1/44	653,383
206,844	Pool #AS2129, 4.00%, 3/1/44	218,568
1,015,391	Pool #AS2439, 4.00%, 5/1/44	1,077,544
1,659,470	Pool #AS2784, 4.00%, 7/1/44	1,750,935
1,513,722	Pool #AS3244, 4.00%, 9/1/44	1,597,154
1,967,595	Pool #AS3494, 4.00%, 10/1/44	2,076,044
1,420,985	Pool #AS3726, 4.00%, 11/1/44	1,497,974
1,741,526	Pool #AS3728, 4.00%, 11/1/44	1,835,881
1,001,530	Pool #AS3926, 3.50%, 12/1/44	1,035,410
672,970	Pool #AS3929, 4.00%, 12/1/44	709,431
738,107	Pool #AS3930, 4.00%, 11/1/44	778,098
1,053,258	Pool #AS4070, 4.00%, 12/1/44	1,123,489
815,841	Pool #AS4240, 3.50%, 1/1/45	843,439
1,583,478	Pool #AS4388, 3.50%, 2/1/45	1,637,044
792,751	Pool #AS4390, 3.50%, 2/1/45	819,568
1,036,668	Pool #AS4732, 3.50%, 4/1/45	1,071,088
7,106,434	Pool #AS4737, 3.50%, 4/1/45	7,342,390
1,844,155	Pool #AS4743, 3.50%, 4/1/45	1,905,387
1,170,157	Pool #AS4905, 3.50%, 4/1/45	1,211,935
7,060,308	Pool #AS4908, 3.50%, 5/1/45	7,294,732
1,015,991	Pool #AS4910, 3.50%, 5/1/45	1,049,725
7,728,805	Pool #AS5114, 3.50%, 6/1/45	7,985,426
1,106,274	Pool #AS5118, 3.50%, 5/1/45	1,143,006
1,260,380	Pool #AS5341, 3.50%, 7/1/45	1,302,228
2,535,062	Pool #AS5345, 3.50%, 7/1/45(a)	2,619,234
1,407,143	Pool #AS5576, 4.00%, 8/1/45	1,482,942
1,951,591	Pool #AS5749, 3.50%, 9/1/45	2,015,170
2,001,791	Pool #AS5916, 3.50%, 9/1/45	2,067,005
992,292	Pool #AS5919, 3.50%, 9/1/45	1,025,549
819,429	Pool #AS5922, 3.50%, 9/1/45	846,124
1,554,841	Pool #AS6303, 4.00%, 11/1/45	1,637,624
1,525,317	Pool #AS6469, 4.00%, 12/1/45	1,606,529
527,084	Pool #AS6607, 4.00%, 1/1/46	555,147
1,923,546	Pool #AS6778, 3.50%, 3/1/46	1,985,610
1,362,176	Pool #AS6958, 3.50%, 4/1/46	1,406,127
1,514,689	Pool #AS7138, 3.50%, 5/1/46	1,563,561
807,318	Pool #AS7139, 3.50%, 5/1/46	833,367
1,866,267	Pool #AS7333, 3.00%, 6/1/46	1,874,432
1,872,648	Pool #AS7334, 3.00%, 6/1/46	1,880,840
1,642,316	Pool #AS7335, 3.00%, 5/1/46	1,649,501
1,024,183	Pool #AS7336, 3.00%, 6/1/46	1,029,784
3,510,818	Pool #AS7504, 3.00%, 7/1/46	3,523,984
825,028	Pool #AS7512, 3.00%, 7/1/46	828,122

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$1,711,405	Pool #AS7515, 3.00%, 7/1/46	$1,717,823
1,005,830	Pool #AS7516, 3.00%, 7/1/46	1,009,602
1,681,708	Pool #AS7517, 3.00%, 6/1/46	1,688,014
1,010,471	Pool #AS7518, 3.00%, 7/1/46	1,014,260
2,607,626	Pool #AS7674, 3.00%, 8/1/46	2,617,404
4,538,146	Pool #AS7675, 3.00%, 8/1/46	4,555,164
1,944,310	Pool #AS7676, 3.00%, 8/1/46	1,951,601
1,278,316	Pool #AS8054, 3.00%, 10/1/46	1,283,109
1,840,684	Pool #AS8076, 3.00%, 10/1/46	1,847,587
1,068,739	Pool #AS8077, 3.00%, 10/1/46	1,072,746
1,764,329	Pool #AS8289, 3.00%, 10/1/46	1,770,945
2,882,069	Pool #AS8440, 3.00%, 11/1/46	2,892,877
1,912,653	Pool #AS8441, 3.00%, 11/1/46	1,919,825
2,613,803	Pool #AS8632, 3.50%, 1/1/47	2,695,892
2,504,738	Pool #AS8633, 3.50%, 1/1/47	2,583,403
1,405,892	Pool #AS8776, 3.50%, 2/1/47	1,450,045
2,356,788	Pool #AS8777, 3.50%, 2/1/47	2,430,806
805,462	Pool #AS9308, 4.00%, 2/1/47	848,284
1,940,420	Pool #AS9381, 4.00%, 4/1/47	2,045,399
1,657,702	Pool #AS9549, 4.00%, 5/1/47	1,747,387
2,972,354	Pool #AS9550, 4.00%, 5/1/47	3,133,163
1,348,414	Pool #AS9727, 3.50%, 6/1/47	1,390,868
1,036,850	Pool #AS9728, 3.50%, 6/1/47	1,069,495
1,819,048	Pool #AS9729, 4.00%, 6/1/47	1,917,462
1,282,080	Pool #AS9825, 4.00%, 6/1/47	1,352,844
1,244,664	Pool #AT2688, 3.00%, 5/1/43	1,255,166
1,376,093	Pool #AT2689, 3.00%, 5/1/43	1,387,703
848,615	Pool #AT2690, 3.00%, 4/1/43	855,776
514,871	Pool #AT2691, 3.00%, 5/1/43	519,859
816,264	Pool #AT3963, 2.50%, 3/1/28	826,755
598,927	Pool #AT7873, 2.50%, 6/1/28	606,624
802,048	Pool #AT8051, 3.00%, 6/1/43	808,815
888,218	Pool #AU0971, 3.50%, 8/1/43	919,652
1,025,008	Pool #AU2165, 3.50%, 7/1/43	1,061,284
866,836	Pool #AU2188, 3.50%, 8/1/43	897,513
810,284	Pool #AU3700, 3.50%, 8/1/43	840,859
708,752	Pool #AU4653, 3.50%, 9/1/43	738,043
450,903	Pool #AU6054, 4.00%, 9/1/43	477,023
489,367	Pool #AU6718, 4.00%, 10/1/43	519,321
1,232,330	Pool #AU7003, 4.00%, 11/1/43	1,312,383
713,616	Pool #AU7005, 4.00%, 11/1/43	757,520
1,065,179	Pool #AV0679, 4.00%, 12/1/43	1,134,374
482,082	Pool #AV9282, 4.00%, 2/1/44	509,406
1,208,248	Pool #AW0993, 4.00%, 5/1/44	1,287,115
612,604	Pool #AW1565, 4.00%, 4/1/44	647,326
350,374	Pool #AW3671, 4.00%, 4/1/44	371,821
1,053,739	Pool #AW5046, 4.00%, 7/1/44	1,111,818
894,724	Pool #AW5047, 4.00%, 7/1/44	944,039

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 477,233	Pool #AW7040, 4.00%, 6/1/44	$506,594
756,764	Pool #AW8629, 3.50%, 5/1/44	783,073
986,084	Pool #AX2884, 3.50%, 11/1/44	1,025,296
1,858,502	Pool #AX4860, 3.50%, 12/1/44	1,921,372
1,056,803	Pool #AY0075, 3.50%, 11/1/44	1,092,553
1,733,626	Pool #AY1389, 3.50%, 4/1/45	1,791,187
1,165,617	Pool #AY3435, 3.50%, 5/1/45	1,204,320
1,387,116	Pool #AY5571, 3.50%, 6/1/45	1,433,173
1,708,005	Pool #BC0802, 3.50%, 4/1/46	1,763,115
1,448,744	Pool #BC0804, 3.50%, 4/1/46	1,495,489
1,285,781	Pool #BC1135, 3.00%, 6/1/46	1,291,406
2,697,065	Pool #BD3807, 3.00%, 7/1/46	2,707,179
1,733,387	Pool #BD5021, 3.50%, 2/1/47	1,792,160
2,153,802	Pool #BD7140, 4.00%, 4/1/47	2,270,326
2,586,257	Pool #BE4232, 3.00%, 12/1/46	2,595,955
1,472,055	Pool #BE9743, 3.50%, 4/1/47	1,518,401
2,481,472	Pool #BH2665, 3.50%, 9/1/47	2,560,957
1,467,324	Pool #BH4659, 4.00%, 6/1/47	1,546,709
1,223,550	Pool #BH6930, 3.50%, 9/1/47	1,262,742
3,239,861	Pool #CA0114, 3.50%, 8/1/47	3,343,638
1,242,178	Pool #CA0115, 3.50%, 8/1/47	1,281,967
1,044,785	Pool #CA0268, 3.50%, 8/1/47	1,078,251
2,949,882	Pool #CA0334, 3.50%, 9/1/47	3,044,371
3,027,169	Pool #CA0534, 3.50%, 10/1/47	3,122,981
1,218,164	Pool #CA0536, 3.50%, 10/1/47	1,256,720
1,116,250	Pool #CA0551, 4.00%, 10/1/47	1,176,368
1,155,669	Pool #CA0565, 3.50%, 10/1/47	1,192,586
55,629	Pool #MC0013, 5.50%, 12/1/38	63,278
91,202	Pool #MC0014, 5.50%, 12/1/38	103,857
74,484	Pool #MC0016, 5.50%, 11/1/38	83,980
146,558	Pool #MC0038, 4.50%, 3/1/39	162,382
50,355	Pool #MC0059, 4.00%, 4/1/39	54,429
88,937	Pool #MC0081, 4.00%, 5/1/39	94,729
109,975	Pool #MC0112, 4.50%, 6/1/39	122,244
200,408	Pool #MC0127, 4.50%, 7/1/39	218,538
63,180	Pool #MC0135, 4.50%, 6/1/39	70,002
524,581	Pool #MC0154, 4.50%, 8/1/39	569,416
199,300	Pool #MC0160, 4.50%, 8/1/39	216,895
219,518	Pool #MC0171, 4.50%, 9/1/39	240,886
323,334	Pool #MC0177, 4.50%, 9/1/39	351,879
127,301	Pool #MC0270, 4.50%, 3/1/40	138,619
372,119	Pool #MC0325, 4.50%, 7/1/40	412,005
95,161	Pool #MC0426, 4.50%, 1/1/41	102,759
539,872	Pool #MC0584, 4.00%, 1/1/42	572,158

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$468,431	Pool #MC0585, 4.00%, 1/1/42	$496,446
66,193	Pool #MC3344, 5.00%, 12/1/38	73,986

		361,629,337

Freddie Mac — 8.56%
85,017	Pool #A10124, 5.00%, 6/1/33	93,782
134,394	Pool #A10548, 5.00%, 6/1/33	147,585
229,505	Pool #A12237, 5.00%, 8/1/33	251,225
96,128	Pool #A12969, 4.50%, 8/1/33	104,199
71,839	Pool #A12985, 5.00%, 8/1/33	79,688
59,528	Pool #A12986, 5.00%, 8/1/33	66,057
40,548	Pool #A14028, 4.50%, 9/1/33	44,222
136,372	Pool #A14325, 5.00%, 9/1/33	149,546
82,802	Pool #A15268, 6.00%, 10/1/33	94,939
273,045	Pool #A15579, 5.50%, 11/1/33	305,030
130,770	Pool #A17393, 5.50%, 12/1/33	146,858
170,932	Pool #A17397, 5.50%, 1/1/34	192,547
243,732	Pool #A18617, 5.50%, 1/1/34	273,627
261,188	Pool #A19019, 5.50%, 2/1/34	294,840
85,020	Pool #A20070, 5.50%, 3/1/34	95,825
317,396	Pool #A20540, 5.50%, 4/1/34	354,852
110,929	Pool #A21679, 5.50%, 4/1/34	122,239
168,942	Pool #A23192, 5.00%, 5/1/34	185,139
445,389	Pool #A25310, 5.00%, 6/1/34	486,778
179,270	Pool #A25311, 5.00%, 6/1/34	196,535
77,756	Pool #A26395, 6.00%, 9/1/34	89,044
37,755	Pool #A26396, 5.50%, 9/1/34	42,887
171,406	Pool #A28241, 5.50%, 10/1/34	192,571
18,823	Pool #A30055, 5.00%, 11/1/34	20,452
185,879	Pool #A30591, 6.00%, 12/1/34	212,671
246,653	Pool #A31135, 5.50%, 12/1/34	276,056
241,977	Pool #A33167, 5.00%, 1/1/35	266,815
211,388	Pool #A34999, 5.50%, 4/1/35	237,692
75,776	Pool #A35628, 5.50%, 6/1/35	85,830
423,773	Pool #A37185, 5.00%, 9/1/35	465,169
201,339	Pool #A38830, 5.00%, 5/1/35	221,851
99,243	Pool #A40538, 5.00%, 12/1/35	108,263
126,870	Pool #A42095, 5.50%, 1/1/36	142,487
112,347	Pool #A42097, 5.00%, 1/1/36	124,244
169,282	Pool #A42098, 5.50%, 1/1/36	189,502
332,590	Pool #A42803, 5.50%, 2/1/36	373,240
104,616	Pool #A42805, 6.00%, 2/1/36	119,321
238,502	Pool #A44639, 5.50%, 3/1/36	266,342
275,135	Pool #A45396, 5.00%, 6/1/35	302,001
149,909	Pool #A46321, 5.50%, 7/1/35	169,513
208,038	Pool #A46746, 5.50%, 8/1/35	234,152
91,346	Pool #A46996, 5.50%, 9/1/35	103,033
319,868	Pool #A46997, 5.50%, 9/1/35	356,973

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$134,782	Pool #A47552, 5.00%, 11/1/35	$149,469
246,988	Pool #A47553, 5.00%, 11/1/35	272,981
87,264	Pool #A47554, 5.50%, 11/1/35	99,101
160,597	Pool #A48789, 6.00%, 5/1/36	182,133
83,463	Pool #A49013, 6.00%, 5/1/36	95,752
158,778	Pool #A49526, 6.00%, 5/1/36	180,651
78,528	Pool #A49843, 6.00%, 6/1/36	89,581
278,629	Pool #A49844, 6.00%, 6/1/36	316,262
17,401	Pool #A49845, 6.50%, 6/1/36	18,928
88,057	Pool #A50128, 6.00%, 6/1/36	97,106
273,414	Pool #A59530, 5.50%, 4/1/37	305,818
199,636	Pool #A59964, 5.50%, 4/1/37	225,480
83,177	Pool #A61754, 5.50%, 5/1/37	94,179
88,526	Pool #A61779, 5.50%, 5/1/37	100,207
97,059	Pool #A61915, 5.50%, 6/1/37	109,623
146,225	Pool #A61916, 6.00%, 6/1/37	165,916
103,645	Pool #A63456, 5.50%, 6/1/37	117,062
336,973	Pool #A64012, 5.50%, 7/1/37	376,909
93,895	Pool #A64015, 6.00%, 7/1/37	107,019
415,146	Pool #A66061, 5.50%, 8/1/37	467,202
228,744	Pool #A66122, 6.00%, 8/1/37	260,787
101,103	Pool #A66133, 6.00%, 6/1/37	115,642
208,612	Pool #A68766, 6.00%, 10/1/37	237,933
74,965	Pool #A70292, 5.50%, 7/1/37	83,850
114,675	Pool #A75113, 5.00%, 3/1/38	126,788
91,401	Pool #A76187, 5.00%, 4/1/38	101,370
739,621	Pool #A91887, 5.00%, 4/1/40	817,512
288,041	Pool #A92388, 4.50%, 5/1/40	313,436
446,199	Pool #A93962, 4.50%, 9/1/40	485,817
555,002	Pool #A95573, 4.00%, 12/1/40	588,583
273,660	Pool #A96339, 4.00%, 12/1/40	290,219
539,507	Pool #A97099, 4.00%, 1/1/41	574,427
467,232	Pool #A97715, 4.00%, 3/1/41	497,474
382,750	Pool #A97716, 4.50%, 3/1/41	414,162
32,937	Pool #B31140, 6.50%, 10/1/31	35,730
23,035	Pool #B31206, 6.00%, 3/1/32	24,837
66,635	Pool #B31493, 5.00%, 2/1/34	70,712
55,562	Pool #B31532, 5.00%, 5/1/34	58,966
84,113	Pool #B31546, 5.50%, 5/1/34	90,346
51,179	Pool #B31547, 5.50%, 5/1/34	54,976
84,899	Pool #B31551, 5.50%, 6/1/34	91,165
59,948	Pool #B31587, 5.00%, 11/1/34	63,672
59,666	Pool #B31588, 5.50%, 11/1/34	64,079
21,360	Pool #B50450, 4.50%, 1/1/19	21,650
6,882	Pool #B50451, 5.00%, 1/1/19	6,957
2,978	Pool #B50470, 4.50%, 4/1/19	3,018
46,275	Pool #B50496, 5.50%, 9/1/19	47,448
27,559	Pool #B50499, 5.00%, 11/1/19	28,083

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 2,822	Pool #B50501, 4.50%, 11/1/19	$2,829
20,754	Pool #B50504, 5.50%, 11/1/19	21,321
53,712	Pool #B50506, 5.00%, 11/1/19	55,032
35,154	Pool #C37233, 7.50%, 2/1/30	40,576
133,824	Pool #C51686, 6.50%, 5/1/31	154,267
98,578	Pool #C53210, 6.50%, 6/1/31	114,285
43,474	Pool #C60020, 6.50%, 11/1/31	50,501
48,741	Pool #C65616, 6.50%, 3/1/32	55,954
50,718	Pool #C68324, 6.50%, 6/1/32	58,965
46,510	Pool #C73273, 6.00%, 11/1/32	52,667
163,888	Pool #C73525, 6.00%, 11/1/32	187,157
53,547	Pool #C74672, 5.50%, 11/1/32	60,536
151,077	Pool #C77844, 5.50%, 3/1/33	168,453
58,201	Pool #C77845, 5.50%, 3/1/33	66,073
36,987	Pool #C78252, 5.50%, 3/1/33	41,415
66,388	Pool #J00980, 5.00%, 1/1/21	69,039
13,719	Pool #J05466, 5.50%, 6/1/22	14,037
480,405	Pool #J21142, 2.50%, 11/1/27	486,729
593,066	Pool #J23532, 2.50%, 5/1/28	600,873
358,310	Pool #Q00465, 4.50%, 4/1/41	386,653
696,140	Pool #Q05867, 3.50%, 12/1/41	722,028
570,132	Pool #Q06239, 3.50%, 1/1/42	591,333
321,256	Pool #Q06406, 4.00%, 2/1/42	340,493
1,216,604	Pool #Q13349, 3.00%, 11/1/42	1,228,105
1,269,760	Pool #Q17662, 3.00%, 4/1/43	1,280,573
1,086,186	Pool #Q18754, 3.00%, 6/1/43	1,095,436
961,029	Pool #Q18772, 3.00%, 6/1/43	969,212
985,921	Pool #Q32756, 3.00%, 4/1/45	990,620
1,009,388	Pool #Q33966, 3.50%, 6/1/45	1,042,824
1,132,308	Pool #Q41898, 3.50%, 7/1/46	1,168,400
1,310,727	Pool #Q41900, 3.50%, 7/1/46	1,352,507
1,272,140	Pool #Q41901, 3.50%, 7/1/46	1,312,690
2,457,903	Pool #Q43041, 3.00%, 9/1/46	2,467,312
1,351,088	Pool #Q43155, 3.00%, 9/1/46	1,356,260
1,431,844	Pool #Q43157, 3.00%, 9/1/46	1,437,325
1,008,980	Pool #V82990, 4.00%, 3/1/47	1,062,543
1,134,418	Pool #V83121, 3.50%, 3/1/47	1,170,400
2,737,307	Pool #V83123, 4.00%, 5/1/47	2,885,613
2,191,364	Pool #V83124, 3.50%, 4/1/47	2,260,871
2,332,667	Pool #V83185, 3.50%, 5/1/47	2,406,656
2,099,228	Pool #V83186, 4.00%, 5/1/47	2,212,964
1,890,257	Pool #V83446, 3.50%, 9/1/47	1,950,952
1,616,939	Pool #WA3103, 3.30%, 2/1/27	1,657,942
2,000,000	Pool #WN3000, 3.14%, 1/1/28(b)	2,047,808

		55,124,869

Ginnie Mae — 25.70%
88,550	Pool #409117, 5.50%, 6/20/38	97,986

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 808,169	Pool #442423, 4.00%, 9/20/41	$858,932
99,073	Pool #487643, 5.00%, 2/15/39	109,305
395,136	Pool #588448, 6.25%, 9/15/32	396,006
417,835	Pool #616936, 5.50%, 1/15/36	469,456
336,931	Pool #617904, 5.75%, 9/15/23	337,681
1,433,046	Pool #618363, 4.00%, 9/20/41	1,522,164
472,378	Pool #624106, 5.13%, 3/15/34	473,112
324,902	Pool #654705, 4.00%, 9/20/41	345,107
408,691	Pool #664269, 5.85%, 6/15/38	412,778
25,333	Pool #675509, 5.50%, 6/15/38	28,919
412,121	Pool #697672, 5.50%, 12/15/38	466,727
279,526	Pool #697814, 5.00%, 2/15/39	308,178
370,495	Pool #697885, 4.50%, 3/15/39	402,581
113,587	Pool #698112, 4.50%, 5/15/39	123,424
531,150	Pool #698113, 4.50%, 5/15/39	577,149
132,768	Pool #699294, 5.63%, 9/20/38	148,000
1,775,636	Pool #713519, 6.00%, 7/15/39	2,042,787
118,557	Pool #714561, 4.50%, 6/15/39	128,824
282,995	Pool #716822, 4.50%, 4/15/39	307,503
241,756	Pool #716823, 4.50%, 4/15/39	262,692
121,875	Pool #717132, 4.50%, 5/15/39	132,468
150,971	Pool #717133, 4.50%, 5/15/39	164,045
612,910	Pool #720080, 4.50%, 6/15/39	667,977
235,620	Pool #720521, 5.00%, 8/15/39	260,709
874,559	Pool #724629, 5.00%, 7/20/40	962,015
963,256	Pool #726550, 5.00%, 9/15/39	1,061,613
281,846	Pool #729018, 4.50%, 2/15/40	305,406
390,484	Pool #729346, 4.50%, 7/15/41	424,301
501,348	Pool #738844, 3.50%, 10/15/41	523,399
327,800	Pool #738845, 3.50%, 10/15/41	342,218
1,225,357	Pool #738862, 4.00%, 10/15/41	1,303,856
355,345	Pool #747241, 5.00%, 9/20/40	389,658
793,578	Pool #748654, 3.50%, 9/15/40	827,987
155,994	Pool #748846, 4.50%, 9/20/40	171,575
516,150	Pool #757016, 3.50%, 11/15/40	538,530
576,361	Pool #757017, 4.00%, 12/15/40	614,612
727,335	Pool #759297, 4.00%, 1/20/41	775,749
434,501	Pool #759298, 4.00%, 2/20/41	462,607
269,519	Pool #762877, 4.00%, 4/15/41	286,785
302,295	Pool #763564, 4.50%, 5/15/41	328,475
295,767	Pool #770391, 4.50%, 6/15/41	321,381
503,958	Pool #770481, 4.00%, 8/15/41	536,243
118,466	Pool #770482, 4.50%, 8/15/41	131,206
628,993	Pool #770517, 4.00%, 8/15/41	669,287
542,827	Pool #770529, 4.00%, 8/15/41	577,602
790,303	Pool #770537, 4.00%, 8/15/41	840,932
387,150	Pool #770738, 4.50%, 6/20/41	419,589
834,586	Pool #779592, 4.00%, 11/20/41	886,487

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 351,592	Pool #779593, 4.00%, 11/20/41	$373,456
483,897	Pool #AA6312, 3.00%, 4/15/43	492,970
811,160	Pool #AA6424, 3.00%, 5/15/43	826,370
1,440,720	Pool #AB2733, 3.50%, 8/15/42	1,504,089
2,142,149	Pool #AB2745, 3.00%, 8/15/42	2,183,653
2,127,177	Pool #AB2841, 3.00%, 9/15/42	2,168,391
530,172	Pool #AB2843, 3.00%, 9/15/42	540,444
285,575	Pool #AB2852, 3.50%, 9/15/42	298,136
5,440,287	Pool #AC9541, 2.12%, 2/15/48	5,241,616
826,325	Pool #AE6946, 3.00%, 6/15/43	841,818
186,470	Pool #AE8253, 4.00%, 2/20/44	197,775
642,032	Pool #AG8915, 4.00%, 2/20/44	684,366
1,013,044	Pool #AK6446, 3.00%, 1/15/45	1,029,823
827,646	Pool #AK7036, 3.00%, 4/15/45	840,578
1,428,807	Pool #AO3594, 3.50%, 8/20/45	1,484,899
1,045,466	Pool #AO8336, 3.50%, 9/20/45	1,086,509
1,365,105	Pool #AP3887, 3.50%, 9/20/45	1,418,696
1,100,045	Pool #AR4919, 3.50%, 3/20/46	1,142,543
1,412,932	Pool #AR4970, 3.50%, 4/20/46	1,467,518
1,706,526	Pool #AR9008, 3.00%, 5/20/46	1,729,258
1,793,334	Pool #AS2837, 3.50%, 3/20/46	1,862,615
1,153,540	Pool #AS2921, 3.50%, 4/20/46	1,198,105
1,184,990	Pool #AS4332, 3.00%, 6/20/46	1,200,589
1,074,617	Pool #AS5511, 3.50%, 3/20/46	1,116,132
1,567,255	Pool #AX7237, 3.50%, 11/20/46	1,627,803
700,000	Series 2012-100, Class B, 2.31%, 11/16/51(c)	670,154
2,292,517	Series 2012-107, Class A, 1.15%, 1/16/45	2,155,837
1,600,000	Series 2012-112, Class B, 2.65%, 1/16/53	1,575,596
5,195,173	Series 2012-114, Class A, 2.10%, 1/16/53(c)	5,021,299
2,015,094	Series 2012-115, Class A, 2.13%, 4/16/45	1,977,120
2,645,855	Series 2012-120, Class A, 1.90%, 2/16/53	2,543,139
1,145,872	Series 2012-131, Class A, 1.90%, 2/16/53	1,113,214
597,064	Series 2012-144, Class AD, 1.77%, 1/16/53	578,766
6,000,000	Series 2012-33, Class B, 2.89%, 3/16/46	5,997,144
200,000	Series 2012-35, Class C, 3.25%, 11/16/52(c)	203,924
1,600,000	Series 2012-45, Class C, 3.45%, 4/16/53(c)	1,628,004
1,824,496	Series 2012-53, Class AC, 2.38%, 12/16/43	1,811,894
8,000,000	Series 2012-58, Class B, 2.20%, 3/16/44	7,814,104
524,609	Series 2012-70, Class A, 1.73%, 5/16/42	520,334
566,087	Series 2012-72, Class A, 1.71%, 5/16/42	563,201
1,782,095	Series 2012-78, Class A, 1.68%, 3/16/44	1,761,727
975,508	Series 2013-101, Class AG, 1.76%, 4/16/38	968,883
1,139,175	Series 2013-105, Class A, 1.71%, 2/16/37	1,125,561
1,103,352	Series 2013-107, Class A, 2.00%, 5/16/40	1,094,242
1,223,279	Series 2013-126, Class BK, 2.45%, 10/16/47(c)	1,196,097
329,523	Series 2013-127, Class A, 2.00%, 3/16/52	328,307
733,438	Series 2013-17, Class A, 1.13%, 1/16/49	709,641
738,459	Series 2013-29, Class AB, 1.77%, 10/16/45	723,776

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 721,226	Series 2013-33, Class A, 1.06%, 7/16/38	$704,962
2,002,725	Series 2013-63, Class AB, 1.38%, 3/16/45	1,926,892
1,366,650	Series 2013-97, Class AC, 2.00%, 6/16/45	1,337,361
855,905	Series 2014-148, Class A, 2.65%, 11/16/43	858,621
5,075,441	Series 2014-172, Class AF, 2.50%, 9/16/41	5,084,389
63,799	Series 2014-47, Class AB, 2.25%, 8/16/40	63,698
505,479	Series 2014-54, Class AB, 2.62%, 10/16/43	506,525
568,269	Series 2014-77, Class AC, 2.35%, 10/16/40	568,126
759,525	Series 2014-82, Class AB, 2.40%, 5/16/45	759,613
129,343	Series 2015-107, Class AB, 2.50%, 11/16/49	128,415
2,745,760	Series 2015-114, Class AD, 2.50%, 11/15/51	2,730,862
1,922,297	Series 2015-128, Class AD, 2.50%, 12/16/50	1,909,913
782,674	Series 2015-130, Class AH, 2.90%, 8/16/47(c)	786,930
2,800,568	Series 2015-135, Class AC, 2.35%, 4/16/49	2,757,216
1,079,208	Series 2015-136, Class AC, 2.50%, 3/16/47	1,072,990
800,433	Series 2015-15, Class A, 2.00%, 11/16/48	779,004
1,685,184	Series 2015-154, Class AD, 2.50%, 5/16/54	1,653,261
961,500	Series 2015-171, Class DA, 2.37%, 3/16/46	948,224
1,651,244	Series 2015-2, Class A, 2.50%, 12/16/44	1,650,493
1,524,202	Series 2015-22, Class A, 2.40%, 8/16/47	1,512,195
5,533,709	Series 2015-70, Class AB, 2.30%, 11/16/48	5,404,702
355,484	Series 2015-75, Class A, 3.00%, 2/16/44	357,724
360,513	Series 2015-98, Class AB, 2.20%, 11/16/43	356,802
714,037	Series 2016-11, Class AD, 2.25%, 11/16/43	709,168
945,211	Series 2016-14, Class AB, 2.15%, 8/16/42	934,871
1,960,870	Series 2016-152, Class EA, 2.20%, 8/15/58	1,897,450
2,428,881	Series 2016-157, Class AC, 2.00%, 11/16/50	2,358,295
937,045	Series 2016-26, Class A, 2.25%, 12/16/55	929,815
897,517	Series 2016-28, Class AB, 2.40%, 11/16/55	893,737
769,304	Series 2016-36, Class AB, 2.30%, 6/16/56	760,105
963,260	Series 2016-39, Class AH, 2.50%, 9/16/44	959,728
1,071,629	Series 2016-50, Class A, 2.30%, 7/16/52	1,061,345
2,419,672	Series 2016-64, Class CA, 2.30%, 3/16/45	2,392,234
1,957,695	Series 2016-67, Class A, 2.30%, 7/16/56	1,939,048
984,109	Series 2016-94, Class AC, 2.20%, 8/16/57	953,487
875,097	Series 2016-96, Class BA, 1.95%, 3/16/43	861,845
1,498,219	Series 2017-127, Class AB, 2.50%, 2/16/59	1,480,812
1,500,000	Series 2017-135, Class AE, 2.60%, 10/16/58	1,475,106
1,000,000	Series 2017-140, Class A, 2.50%, 2/16/59	973,783
1,486,434	Series 2017-23, Class AC, 2.30%, 3/1/57	1,469,836
1,986,042	Series 2017-41, Class AC, 2.25%, 3/16/57	1,959,626
1,190,216	Series 2017-46, Class A, 2.50%, 11/16/57	1,165,121
2,189,953	Series 2017-71, Class AS, 2.70%, 4/16/57	2,173,318
986,121	Series 2017-9, Class AE, 2.40%, 9/16/50	972,650

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$3,960,061	Series 2017-94, Class AH, 2.60%, 2/1/59	$3,917,551

		165,483,988

Total U.S. Government Agency Backed Mortgages		582,238,194

(Cost $576,404,005)
U.S. Government Agency Obligations — 5.02%
Small Business Administration — 4.99%
407,261	0.88%, 1/26/32(b)	420,265
61,171	0.91%, 4/16/20(b)	61,703
6,152,240	1.26%, 7/18/30*(b)(d)	164,880
121,552	(Prime Rate - 2.700%), 1.55%, 3/25/29(e)	120,498
171,542	(Prime Rate - 2.650%), 1.60%, 3/25/28(e)	170,449
969,520	(Prime Rate - 2.600%), 1.65%, 7/25/42(e)	967,124
956,411	(Prime Rate - 2.600%), 1.65%, 7/25/41(e)	954,047
953,937	(Prime Rate - 2.600%), 1.65%, 9/25/41(e)	951,579
481,201	(Prime Rate - 2.600%), 1.65%, 9/25/41(e)	480,012
1,865,779	(Prime Rate - 2.550%), 1.70%, 7/25/42(e)	1,867,266
488,647	(Prime Rate - 2.525%), 1.73%, 11/25/41(e)	489,805
1,364,320	(Prime Rate - 1.400%), 2.85%, 7/25/41(e)	1,449,364
1,126,772	3.36%, 7/8/24(b)	1,212,801
48,437	3.36%, 7/1/21(b)	50,406
61,067	3.58%, 12/18/23(b)	65,418
66,007	3.61%, 4/4/20(b)	67,744
349,538	3.85%, 9/16/34(b)	372,402
885,796	(Prime Rate - 0.345%), 3.91%, 11/25/27(e)	943,854
731,250	(Prime Rate - 0.147%), 4.10%, 2/25/40(e)	817,290
973,240	(Prime Rate - 0.013%), 4.24%, 7/25/29(e)	1,054,589
215,081	(Prime Rate + 0.034%), 4.28%, 12/25/40(e)	240,354
1,377,912	(Prime Rate + 0.098%), 4.35%, 8/25/29(e)	1,503,746
1,160,738	(Prime Rate + 0.158%), 4.41%, 6/25/29(e)	1,274,211
1,221,950	(Prime Rate + 0.194%), 4.44%, 11/25/28(e)	1,338,736
433,372	(Prime Rate + 0.355%), 4.61%, 2/25/26(e)	468,725
198,522	(Prime Rate + 0.748%), 5.00%, 8/25/27(e)	219,681
886,199	(Prime Rate + 0.775%), 5.03%, 9/25/28(e)	991,755
380,588	(Prime Rate + 0.775%), 5.03%, 6/25/28(e)	425,119
883,276	(Prime Rate + 0.799%), 5.05%, 3/25/29(e)	993,071
400,000	(Prime Rate + 0.820%), 5.07%, 2/25/30(e)	453,062
1,762,376	(Prime Rate + 0.846%), 5.10%, 6/25/29(e)	1,988,779
1,467,055	(Prime Rate + 0.848%), 5.10%, 5/25/29(e)	1,654,639
998,000	(Prime Rate + 0.887%), 5.10%, 7/25/30(b)(e)	1,120,807
1,788,176	(Prime Rate + 0.862%), 5.12%, 2/25/29(e)	2,014,188
50,201	5.13%, 2/28/24(b)	53,973
423,197	(Prime Rate + 0.896%), 5.15%, 1/25/29(e)	473,986
809,201	(Prime Rate + 0.911%), 5.16%, 7/25/29(e)	910,091
1,752,397	(Prime Rate + 1.131%), 5.38%, 9/25/28(e)	1,975,519
912,103	(Prime Rate + 1.185%), 5.44%, 5/25/29(e)	1,035,786

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Principal Amount		Value
$171,763	(Prime Rate + 1.210%), 5.46%, 11/25/26(e)	$191,179
105,041	(Prime Rate + 1.555%), 5.80%, 7/25/28(e)	119,658

		32,128,561

United States Department of Agriculture — 0.03%
178,953	5.38%, 10/26/22(b)	186,770

Total U.S. Government Agency Obligations		32,315,331

(Cost $32,801,169)

Shares
Investment Company — 1.03%
6,618,447	U.S. Government Money Market Fund, RBC Institutional Class 1(f)	$6,618,447

Total Investment Company		6,618,447
(Cost $6,618,447)

Total Investments		$646,958,137
(Cost $641,527,762)(g) — 100.48%

Liabilities in excess of other assets — (0.48)%		(3,062,196)

NET ASSETS — 100.00%		$643,895,941

*	Interest Only security represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(a)	This security is either fully or partially pledged as collateral for reverse repurchase agreements.
(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Floating rate note. Rate shown is as of report date.
(f)	Affiliated investment.
(g)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

FHA - Insured by Federal Housing Administration

GO - General Obligations

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2017

Financial futures contracts as of September 30, 2017:

	Number of Contracts	Expiration Date	Value/ Unrealized Depreciation	Notional Value	Clearinghouse
Long Position:

Ten Year U.S.
Treasury Notes	120	December, 2017	$(168,750)	$15,206,250	Barclays Capital

	Number of Contracts	Expiration Date	Value/ Unrealized Appreciation	Notional Value	Clearinghouse
Short Position:

Ultra U.S. Treasury
Bonds	40	December, 2017	$121,250	$6,726,250	Barclays Capital

Reverse repurchase agreements as of September 30, 2017:

Counterparty	Rate	Trade Date	Maturity Date	Net Closing Amount	Par Value
BNP Paribas SA	1.30%	9/28/17	11/02/17	$5,680,079	$5,673,728

See Notes to Financial Statements.

29

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2017

Assets:
Investments in securities, at value:
Unaffiliated investments (cost $634,909,315)	$640,339,690
Affiliated investments (cost $6,618,447)	6,618,447
Interest and dividends receivable	2,106,764
Receivable for Fund shares sold	372,227
Receivable for investments sold	5,676,268
Cash pledged for financial futures contracts	5,410,735
Unrealized gain on futures contracts	121,250
Prepaid expenses and other assets	25,511

Total Assets	660,670,892

Liabilities:
Distributions payable	594,725
Unrealized loss on futures contracts	168,750
Payable for capital shares redeemed	169,809
Payable for investments purchased	9,761,723
Reverse repurchase agreements	5,673,728
Accrued expenses and other payables:
Investment advisory fees	273,963
Accounting fees	9,697
Audit fees	34,263
Transfer agent fees	21,533
Other	66,760

Total Liabilities	16,774,951

Net Assets	$643,895,941

Net Assets Consist Of:
Capital	$675,677,402
Distributions in excess of net investment income	(1,322,406)
Accumulated net realized losses from investment transactions, futures contracts and sale commitments	(35,841,930)
Net unrealized appreciation on investments, futures contracts, and sale commitments	5,382,875

Net Assets	$643,895,941

30

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

Net Assets:
Class A	$24,567,559
Class I	619,328,382

Total	$643,895,941

Shares Outstanding (1,000,000,000 shares authorized, 100,000,000 shares registered at $.0000001 par value):
Class A	2,722,868
Class I	68,682,314

Total	71,405,182

Net Asset Values and Redemption Price Per Share:
Class A(a)	$9.02
Class I	$9.02
Maximum Offering Price Per Share:
Class A	$9.37
Maximum Sales Charge - Class A	3.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to Financial Statements.

31

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended September 30, 2017

Investment Income:
Interest income	$18,568,228
Dividend income - affiliated	64,743

Total Investment Income	18,632,971

Expenses:
Management fees	3,091,338
Interest expense	271,318
Distribution fees - Class A	57,563
Accounting services	55,982
Audit fees	53,335
Legal fees	47,377
Custodian fees	47,873
Insurance fees	4,749
Trustees’ fees and expenses	38,206
Transfer agent fees - Class A	51,081
Transfer agent fees - Class I	105,605
Shareholder reports	32,834
Registration and filing fees	49,222
Other fees and expenses	125,550

Total expenses before fee waiver/reimbursement	4,032,033
Expenses reduced/waived by:
Advisor	(36,732)

Net Expenses	3,995,301

Net Investment Income	14,637,670

Realized/Unrealized Gains (Losses) from Investment Transactions and Futures Contracts:
Net realized gains from investment transactions	(522,036)
Net realized gain from futures contracts	3,408,318

Net realized gains	2,886,282

Net change in unrealized appreciation/depreciation on investments	(15,655,865)
Net change in unrealized appreciation/depreciation on futures contracts	(286,099)

Net unrealized losses	(15,941,964)

Change in net assets resulting from operations	$1,581,988

See Notes to Financial Statements.

32

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

From Investment Activities:
Operations:
Net investment income	$ 14,637,670	$ 14,911,257
Net realized gain(losses) from investments and futures contracts	2,886,282	(2,532,224)
Net change in unrealized appreciation/depreciation on investments and futures contracts	(15,941,964)	4,915,530

Change in net assets resulting from operations	1,581,988	17,294,563

Distributions to Class A Shareholders:
From net investment income	(545,493)	(560,686)

Distributions to Class I Shareholders:
From net investment income	(16,290,496)	(15,997,713)

Change in net assets resulting from shareholder distributions	(16,835,989)	(16,558,399)

Capital Transactions:
Proceeds from shares issued	131,118,785	94,697,851
Distributions reinvested	10,003,466	9,309,602
Cost of shares redeemed	(82,132,507)	(36,824,198)

Change in net assets resulting from capital transactions	58,989,744	67,183,255

Net increase in net assets	43,735,743	67,919,419

Net Assets:
Beginning of year	600,160,198	532,240,779

End of year	$643,895,941	$600,160,198

Distributions in excess of net investment income	$ (1,322,406)	$ (1,322,406)

Share Transactions:
Issued	14,520,336	10,245,655
Reinvested	1,106,067	1,008,140
Redeemed	(9,086,004)	(3,985,876)

Change in shares resulting from capital transactions	6,540,399	7,267,919

See Notes to Financial Statements.

33

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund
(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Asset Value, End of Year
Class A
Year Ended September 30, 2017	$ 9.26	0.18	(0.20)	(0.02)	(0.22)	$ 9.02
Year Ended September 30, 2016	9.25	0.22	0.03	0.25	(0.24)	9.26
Year Ended September 30, 2015	9.27	0.24	0.01	0.25	(0.27)	9.25
Year Ended September 30, 2014	9.28	0.27	0.02	0.29	(0.30)	9.27
Year Ended September 30, 2013	9.77	0.28	(0.46)	(0.18)	(0.31)	9.28
Class I
Year Ended September 30, 2017	$ 9.25	0.21	(0.19)	0.02	(0.25)	$ 9.02
Year Ended September 30, 2016	9.24	0.25	0.03	0.28	(0.27)	9.25
Year Ended September 30, 2015	9.26	0.27	0.01	0.28	(0.30)	9.24
Year Ended September 30, 2014	9.27	0.31	0.01	0.32	(0.33)	9.26
Year Ended September 30, 2013	9.76	0.31	(0.46)	(0.15)	(0.34)	9.27

(a)	Per share net investment income has been calculated using the average daily shares method.

See Notes to Financial Statements.

34

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund (cont.)
(Selected data for a share outstanding throughout the periods indicated)

		Ratios to Average Net Assets				Supplemental Data
	Total Return(a)(b)	Total Expenses	Net Expenses	Total Expenses After Fees Waived/Reimbursed and Excluding Interest Expense	Net Investment Income	Net Assets, End of Year (000’s)	Portfolio Turnover Rate
Class A
Year Ended September 30, 2017	(0.24%)	1.09%	0.99%	0.95%	2.01%	$ 24,568	17%
Year Ended September 30, 2016	2.74%	1.10%	1.01%	0.95%	2.33%	21,269	13%
Year Ended September 30, 2015	2.69%	1.06%	1.00%	0.95%	2.55%	21,135	23%
Year Ended September 30, 2014	3.26%	1.06%	1.01%	0.95%	2.91%	19,454	10%
Year Ended September 30, 2013	(1.92%)	0.99%	0.99%	0.92%	2.99%	14,869	23%
Class I
Year Ended September 30, 2017	0.23%	0.64%	0.63%	0.58%	2.38%	$ 619,328	17%
Year Ended September 30, 2016	3.12%	0.64%	0.64%	0.58%	2.67%	578,891	13%
Year Ended September 30, 2015	2.95%	0.63%	0.63%	0.58%	2.91%	511,106	23%
Year Ended September 30, 2014	3.76%	0.65%	0.65%	0.58%	3.34%	478,605	10%
Year Ended September 30, 2013	(1.69%)	0.74%	0.74%	0.67%	3.28%	504,970	23%

(a)	Total investment returns exclude the effect of sales charge.
(b)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to Financial Statements.

35

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

1. Organization:

RBC Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 16 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the Access Capital Community Investment Fund (the “Fund”). The predecessor fund was reorganized into a series of the Trust, a registered open-end management company under the 1940 Act, effective July 28, 2008.

The Fund offers two share classes: Class A and Class I shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates.

The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting the affordable housing industry in areas of the United States designated by Fund shareholders. The Fund’s investments generally support community development, for example by supporting job creation or local business development.

2. Significant Accounting Policies:

The Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Fund. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of the Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

36

NOTES TO FINANCIAL STATEMENTS

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Fund’s Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Fund’s securities or other assets and liabilities. The Pricing Committee includes representatives of the Fund’s Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance, and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Fund utilizes fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended

37

NOTES TO FINANCIAL STATEMENTS

to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Fund discloses the fair value of its investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value.

The three levels of the fair value hierarchy are as follows:

●   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

●   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

38

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair valuation of the Fund’s investments as of September 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Investment Company	$6,618,447	$—	$—	$6,618,447
Municipal Bonds	—	25,342,274	—	25,342,274
Corporate Bonds	—	443,891	—	443,891
U.S. Government Agency Backed Mortgages	—	582,238,194	—	582,238,194
U.S. Government Agency Obligations	—	32,150,451	164,880	32,315,331
Other Financial Instruments(*)
Interest Rate Contracts	121,250	—	—	121,250

Total Assets	$6,739,697	$640,174,810	$164,880	$647,079,387

Liabilities:
Other Financial Instruments(*)
Interest Rate Contracts	$168,750	$5,673,728	$—	$5,842,478

* Other financial instruments are futures contracts which are reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the contracts and reverse repurchase agreements which are reflected in the Schedule of Portfolio Investments and shown in the Statement of Assets and Liabilities at their par value plus accrued interest.

During the year ended September 30, 2017, the Fund recognized no transfers to/from Level 1 or 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year .

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

U.S. Government Agency Obligations (Small Business Administration)
Balance as of 9/30/16 (value)	$167,452
Change in unrealized appreciation (depreciation)	(2,572)*

Balance as of 9/30/17 (value)	$164,880

* Net change in unrealized appreciation/(depreciation) in Level 3 securities still held at September 30, 2017.

The Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile and potential defaults which may not be generally observable for either the security or for assets of a similar type. Inputs with respect to variable rate securities may also include assumptions regarding future interest rate changes. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

39

NOTES TO FINANCIAL STATEMENTS

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at September 30, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
U.S. Government
Agency			Yield
Obligations			(Discount Rate of Cash Flows)	3.86%-4.45%(4.24%)
(Small Business		Discounted	Constant Default Rate	0.00%(0.00%)
Administration)	$164,880	Cash Flow	Amortization Rate	0.0040-0.0053(0.0047)

Financial Instruments:

Reverse Repurchase Agreements:

To obtain short-term financing, the Fund entered into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral. For the year ended September 30, 2017, the average amount borrowed was approximately $26,571,750 and the daily weighted average interest rate was 1.02%. Reverse repurchase agreements are shown on the Schedule of Portfolio Investments.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Fund’s reverse repurchase agreements by counterparty, which are subject to offset under a MRA on a net basis as of September 30, 2017 :

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount[2]
BNP Paribas SA	$5,673,728	$(5,673,728)	$—	$—

	$5,673,728	$(5,673,728)	$—	$—

[1]	Collateral with a value of $5,962,488 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

40

NOTES TO FINANCIAL STATEMENTS

TBA Commitments:

The Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation.” As of September 30, 2017, the Fund had no outstanding TBA commitments.

Mortgage-Backed Securities:

Because the Fund will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk and risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Fund invests in certain mortgage-backed securities that qualify under the Community Reinvestment Act of 1977 (“CRA”) in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Derivatives:

The Fund may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. The Fund may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Fund. Derivatives allow the Fund to manage its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below. For open derivative instruments as of September 30, 2017, see the following section for financial futures contracts.

Financial Futures Contracts:

The Fund entered into futures contracts in an effort to manage both the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions. The fund entered into U.S. Treasury Bond futures and U.S. Treasury Notes futures during the year ended September 30, 2017.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

41

NOTES TO FINANCIAL STATEMENTS

Open futures contracts are shown on the Schedule of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers shown on the Statement of Assets and Liabilities at September 30, 2017.

Fair value of derivative instruments as of September 30, 2017 are as follows:

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
	Asset Derivatives
Interest Rate Risk	Unrealized Gain on Futures Contracts	$121,250
	Liability Derivatives
Interest Rate Risk	Unrealized Loss on Futures Contracts	$168,750

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2017 is as follows:

Derivative Instruments Categorized by Risk Exposure	Net Realized Gains from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk	$3,408,318	$(286,099)

For the year ended September 30, 2017, the average volume of derivative activities are as follows:

Futures Long Positions (Contracts)	Futures Short Positions (Contracts)
30	113

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Fund from their counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Affiliated Investments:

The Fund invests in other Funds of the Trust (an “Affiliated Fund”). The Fund invests in U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. The income earned by the Fund from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Fund in Affiliated Fund.

	Value September 30, 2016	Purchases	Sales	Value September 30, 2017	Dividends
Investments in U.S. Government Money Market Fund — RBC Institutional Class 1	$18,417,497	$289,042,962	$300,842,012	$6,618,447	$64,743

42

NOTES TO FINANCIAL STATEMENTS

Credit Enhancement:

Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each Fund in the Trust either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid to a redeeming shareholder at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the year ended September 30, 2017, permanent difference reclassification amounts were as follows:

Increase Undistributed Net Investment Income	Increase Accumulated Realized Gain/Loss	Decrease Paid-in-Capital
$2,198,319	$(2,198,319)	$—

3. Agreements and Other Transactions with Affiliates:

RBC GAM (US) serves as investment advisor to the Fund and has agreed to waive or limit fees through January 31, 2018, to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) to 0.95% and 0.70% of average daily net assets for Class A and Class I, respectively. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Advisor, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation disclosed in the effective prospectus. At September 30, 2017, the amount subject to possible recoupment under the expense limitation agreement is $21,497. During the year ended September 30, 2017, no reimbursements were made to the Advisor.

43

NOTES TO FINANCIAL STATEMENTS

RBC GAM (US) voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to RBC GAM (US) indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2017, the amount waived was $15,235 and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

Under the terms of the Fund’s investment advisory agreement, the Advisor receives from the Fund an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund’s daily average net assets.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $49,000 ($54,000 effective October 1, 2017). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

4. Fund Distribution:

The Fund has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the Plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2017, there were no fees waived by the Distributor.

For the year ended September 30, 2017, the Distributor received commission of $345 front-end sales charges of Class A shares, of the Funds, of which $86 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2017, were as follows:

Purchases (Excl. U.S. Gov’t.)	Sales (Excl. U.S. Gov’t.)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
$109,286,071	$132,857,019	$289,043,162	$300,842,012

6. Capital Share Transactions:

The Trust is authorized to issue 1,000,000,000 shares of beneficial interest (“shares outstanding”) with par value of $.0000001. Transactions in shares of the Fund are summarized below:

44

NOTES TO FINANCIAL STATEMENTS

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,626,271	$6,147,999
Distributions reinvested	525,759	537,160
Cost of shares redeemed	(5,303,511)	(6,583,443)

Change in Class A	$3,848,519	$101,716

Class I
Proceeds from shares issued	$122,492,514	$88,549,852
Distributions reinvested	9,477,707	8,772,442
Cost of shares redeemed	(76,828,996)	(30,240,755)

Change in Class I	$55,141,225	$67,081,539

Change in net assets resulting from capital transactions	$58,989,744	$67,183,255

SHARE TRANSACTIONS:
Class A
Issued	952,608	665,876
Reinvested	58,111	58,145
Redeemed	(585,129)	(712,322)

Change in Class A	425,590	11,699

Class I
Issued	13,567,728	9,579,779
Reinvested	1,047,956	949,995
Redeemed	(8,500,875)	(3,273,554)

Change in Class I	6,114,809	7,256,220

Change in shares resulting from capital transactions	6,540,399	7,267,919

7. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2014, 2015, 2016 and 2017) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of September 30, 2017, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) was as follows:

45

NOTES TO FINANCIAL STATEMENTS

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$ 641,480,262	$12,277,080	$(6,846,705)	$5,430,375

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax mark-to-market of derivatives.

The tax characters of distributions were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
For the year ended September 30, 2017	$17,002,469	$17,002,469
For the year ended September 30, 2016	$16,405,084	$16,405,084

As of September 30, 2017 the components of accumulated earnings/(Losses) and tax character of distributions paid are as follows:

Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Deferred Qualified Late-Year Losses	Accumulated Capital Loss Carryforwards	Unrealized Appreciation	Total Accumulated Losses
$ 43,179	$—	$(1,365,585)	$—	$(35,889,430)	$5,430,375	$(31,781,461)

As of September 30, 2017, the Fund had capital loss carryforwards for federal income tax purposes as follows:

Capital Loss Carryforward	Expires
$11,587,282	2018
$ 4,011,206	2019

During the year ended September 30, 2017, the Fund utilized capital loss carryforwards in the amount of $401,864.

As of September 30, 2017, the Fund had a short-term capital loss carryforward of $9,227,405 and a long-term capital loss carryforward of $11,063,537 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carryforwards subject to expiration that are described above.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any deferred qualified late-year capital losses which will be treated as arising on the first business day of the fiscal year ending September 30, 2018.

8. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Access Capital Community Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Access Capital Community Investment Fund (the “Fund,” a series of RBC Funds Trust) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or prior to September 30, 2015 were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

November 22, 2017

47

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2017, as qualified interest income as defined in the Internal Revenue Code as 100.00%.

The reporting is based on financial information available as of the date of this annual report and, accordingly, is subject to change. It is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

48

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

Lucy Hancock Bode (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013).

John A. MacDonald (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (management-consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

49

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (65)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors- Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (53)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (53)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

50

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012-present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006-2012)

Ronald A. Homer (70)

Position, Term of Office and Length of Time Served with the Trust: President, Access Capital Community Investment Fund, since July 2008

Principal Occupation(s) During Past 5 Years: Managing Director, RBC Global Asset Management (U.S.) Inc. and President, Access Capital Community Investment Fund (July 2008 to present); Chief Executive Officer and Co-Managing Member, Access Capital Strategies LLC (1997-July 2008); Chairman, Access Capital Strategies Community Investment Fund (1998-July 2008)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

51

SHARE CLASS INFORMATION (UNAUDITED)

The Access Capital Community Investment Fund offers Class A and Class I shares.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Fund are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

52

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the Access Capital Community Investment Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Expenses Paid During Period* 4/1/17-9/30/17	Annualized Expense Ratio During Period 4/1/17-9/30/17
Class A	$1,000.00	$1,013.20	$4.92	0.98%
Class I	$1,000.00	$1,015.00	$3.11	0.62%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Expenses Paid During Period* 4/1/17-9/30/17	Annualized Expense Ratio During Period 4/1/17-9/30/17
Class A	$1,000.00	$1,020.04	$4.94	0.98%
Class I	$1,000.00	$1,021.84	$3.13	0.62%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half-year period).

53

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2017, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Fund; and the Fund’s performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewal and a meeting held specifically to consider the proposed renewal. The Trustees also considered information that had been presented to them resulting from a strategic review of the Trust conducted by the Advisor. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Fund, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature, quality, and extent of the services provided to the Fund by the Advisor, including information as to the Fund’s performance relative to appropriate securities index benchmarks as well as fund peer group comparative information requested by the Board. Because of the specialized nature of the Fund, the Trustees requested and reviewed comparative information for its Morningstar category, intermediate government funds, that are similar to the Fund in that they tend to have relatively high weightings in agency mortgage backed securities, as well as other funds and products that focus particularly on investments supporting affordable housing and community development, as well as investments eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”), although only one peer fund shares the Fund’s specific mandate. The Trustees noted favorable one-to-five year performance versus its peer group.

In considering the nature and quality of services to be provided by the Advisor, the Trustees discussed the research, credit, and fundamental analysis capabilities; the specialized expertise in the area of fixed income investments eligible for regulatory credit under the CRA; the Advisor’s significant expertise with regard to evaluating environmental, social and governance (ESG) factors, and the extensive portfolio management experience of the Advisor’s staff as well as its operational and compliance structure and systems and financial strength. The Trustees reviewed the Fund’s investment advisory fee and reviewed comparative fee and expense information for similarly situated funds, noting that the effective advisory fee rates were slightly above median, but considering the fact that, while the Fund’s advisory was slightly higher than that of its most direct competitor, it still outperformed that competitor after fees and expenses. The Trustees also received reports from the Advisor regarding the performance and fee levels for other advisory client accounts it advises in a similar strategy and discussed differences in services provided, noting that the need to: manage liquidity for shareholder redemptions; collateral requirements, and regulatory matters; and evaluating ESG factors and CRA eligibility, all require additional time and attention from the investment team.

The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Fund, including soft dollars and other fall-out benefits and the Advisor’s role as co-administrator of the Fund and the fees paid by the Fund for such services.

54

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fee payable to the Advisor was fair and reasonable in light of the nature and quality of services provided under all the circumstances and was within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement for the Fund. In arriving at their collective decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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62

Access Capital

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the Fund. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the Fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2017.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor to the Access Capital Community Investment Fund. The Fund is distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-AC AR 09-17

	RBC Funds
About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

	The RBC Funds compare their performance against various Russell equity indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

Table of Contents	Letter from the Chief Investment Officer	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)
	- RBC SMID Cap Growth Fund	10
	- RBC Enterprise Fund	12
	- RBC Small Cap Core Fund	14
	- RBC Microcap Value Fund	16
	- RBC Small Cap Value Fund	18
	Schedules of Portfolio Investments	20
	Financial Statements
	- Statements of Assets and Liabilities	42
	- Statements of Operations	44
	- Statements of Changes in Net Assets	45
	Financial Highlights	50
	Notes to Financial Statements	60
	Report of Independent Registered Public Accounting Firm	75
	Other Federal Income Tax Information (Unaudited)	76
	Management (Unaudited)	77
	Share Class Information (Unaudited)	80
	Supplemental Information (Unaudited)	81
	Approval of Investment Advisory Agreements (Unaudited)	83

LETTER FROM THE CHIEF INVESTMENT OFFICER

At this time last year, U.S. equity markets appeared to be at a crossroads. With broad equity indices having rebounded from the worst start to a calendar year in market history — posting strong mid-teens returns in the 2016 fiscal year — concern appeared to be mounting that the now eight-year bull market rally was nearing its end. Trading sideways to start the 2017 fiscal year, markets seemed to be searching for signs of where to go next. Investors didn’t have to wait long, as the surprise presidential election victory of Donald Trump and the Republicans’ sweep of congress with its prospects of increased fiscal stimulus reinvigorated markets and drove a significant surge in returns to start the year. This quick start to the year set the stage for another exceptionally strong year for equity returns as broad market indices saw returns from the high teens to low twenties, extending the bull market into its ninth year following the financial crisis. Interestingly, while markets consistently advanced throughout the year, routinely reaching new all-time highs, the drivers of returns shifted significantly as the early euphoria surrounding the potential for tax cuts, increased infrastructure investment, and significant deregulation under the new administration gave way to uncertainty as Trump struggled to implement his agenda. Given this shifting dynamic, while the surprise Trump victory had received the lion’s share of the credit for the market surge, the largely uninterrupted rise in markets over the prior twelve months, despite shifting drivers, also indicates that the rapidly accelerating economy and continued strength of leading indicators also remains an important factor.

Despite exceptionally strong returns for the year ended September 30, 2017 — the S&P 500 was up 18.61% and the Russell 3000 Index was up 18.71% — the period was unique in that it featured significant shifts in style preferences. When dissected further, returns indicated a clear preference for microcap (the Russell Microcap Index was up 22.33%) and small cap (the Russell 2000 Index was up 20.74%) stocks versus their large cap (the Russell 1000 Index was up 18.54%) and mid cap (the Russell Midcap Index was up 15.32%) counterparts for the overall year. However, these results obscure the shifting preferences throughout the year. The small caps had an advantage early in the year and rallied late, but trailed large caps for much of the middle part of the last 12 months. The same dynamic is true of growth versus value. Growth indices for all major market capitalizations outperformed their value counterparts, with the sole exception being microcap stocks. However, this belies the full story, as with market capitalizations. Value stocks led early and late in the year, while growth dominated the middle quarters. Historically, investors have favored value over growth and small cap over large cap when economic results were improving, as value and small cap have tended to be more reliant on economic advancement to support their businesses. These shifting dynamics are interesting because they represent a market clearly wrestling with its “identity” — risk on versus risk off and fundamentals versus momentum — and create a fairly challenging environment for active investors.

Within this market backdrop, the RBC Equity Funds have produced mixed results over the prior twelve months. While all of our funds have offered strong absolute returns, a number have trailed the exceptionally strong returns of their respective indexes. For the year ended September 30, 2017, Class I shares of the RBC Enterprise Fund (+26.51%) and the RBC Small Cap Value Fund (+21.10%) outperformed their respective benchmarks (Russell Microcap Index +22.33%, Russell 2000 Value Index +20.55%). Despite strong absolute returns for the period, the RBC Small Cap Core Fund (+16.18%), RBC SMID Cap Growth Fund (+14.40%), and the quantitative RBC Microcap Value Fund (+19.62%) trailed their respective benchmarks (Russell 2000 Index +20.74%, Russell 2500 Growth Index +20.07%, and Russell Microcap Value Index +26.15%).

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

Looking ahead to the 2018 fiscal year, the U.S. economy appears to be on solid footing, with potential for acceleration, as reflected in the recent Institute of Supply Management’s (ISM’s) Purchasing Mangers’ Index (PMI) data (at decade highs), the low unemployment rate, and high consumer and business confidence figures. However, the uncertainty surrounding the implementation of any of the Trump administration’s supportive fiscal policy measures such as tax reform and infrastructure spending is impacting the pace and size of the future economic growth. From a stock perspective, valuations in U.S. markets are clearly rich as major indices continue to hit all-time highs. The resilience of this bull market is reflected in the fact that the S&P 500 Index has posted gains in all but one month over the past year and a half. This has only occurred twice before since 1940 (November 1950 and May 1996). The opportunity for price/earnings multiple expansion to continue to drive market advancement is limited, so prospective market gains will be largely reliant on corporate earnings growth. Finally, the troubled geopolitical landscape remains very much in flux and bears close watching as missteps both at home and abroad have the potential to derail markets. However, investor concerns have yet to manifest themselves with the Chicago Board Options Exchange (CBOE) Volatility Index (VIX), or so called “fear index,” having fallen for seven straight sessions and remaining at twenty-year lows. However, additional volatility could clearly re-emerge should these or new issues garner more emphasis.

In summary, we continue to believe that the U.S. economy is in good shape and could get an incremental boost from corporate tax cuts and infrastructure spending, though neither policy is likely to be enacted this year. Thus, while there are a number of potential catalysts to be excited about, we do stress caution as a good deal of risk and uncertainty remains on the table as we close out the year and move into 2018. However, for the patient, long-term focused investor, we see significant opportunity for further gains.

As always, thank you for your continued confidence and trust in the RBC Funds.

Michael Lee, CFA
CEO, President and Chief Investment Officer
RBC Global Asset Management (U.S.) Inc.

Past performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Investing in smaller companies involves greater risks such as more volatility and less liquidity than larger companies.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Portfolio Investments in this report for a complete list of Fund holdings.

2

LETTER FROM THE CHIEF INVESTMENT OFFICER

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future results, or investment advice.

The S&P 500 is a market capitalization-weighted index that includes 500 leading companies and captures approximately 80% of available market capitalization. Its performance is widely regarded as representative of the U.S. equities market as a whole.

The Russell 3000 Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. stocks and represents about 98% of the U.S. equity market.

The Russell 1000 Index measures the performance of approximately 1,000 of the largest U.S. stocks and represents more than 90% of the U.S. equity market.

The Russell Midcap Index measures the performance of the mid capitalization segment of the U.S. equity market and includes the 800 smallest companies in the Russell 1000 Index.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000® Index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000 Index.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500 Index, which comprises the smallest 2,500 companies in the Russell 3000 Index.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap Index.

You cannot invest directly in an index.

Market capitalization is the total market value of a company’s outstanding shares.

Price/earnings is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

The Cboe VIX is a market estimate of expected volatility that is calculated by using the midpoint of S&P 500 option bid/ask quotes. It is intended to provide a measure of how much the market believes the S&P 500 will fluctuate in the next 30 days.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions.

Lance F. James

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund. Prior to joining RBC GAM (US) in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

George Prince

George Prince

Vice President, Portfolio Manager, Senior Equity Analyst

George Prince serves as the co-portfolio manager for the RBC Enterprise Fund. George also provides research support for the RBC Small Cap Core Fund. He joined RBC GAM (US) in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 12 years of investment industry experience. He received a BA from Yale University.

Kenneth A. Tyszko, CPA, CFA

Kenneth A. Tyszko, CPA, CFA

Managing Director, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC SMID Cap Growth Fund, and is responsible for Small Cap Growth and SMID Cap Growth research and portfolio management at RBC GAM (US). Ken has been in the investment industry since 1984 and has been managing small cap growth and SMID cap growth portfolios since 1988. He joined RBC GAM (US) in 2001. Ken previously served as a portfolio manager for Oberweis Asset Management, ABN AMRO Asset Management (USA) Inc., ABN AMRO Incorporated, and Sears Investment Management Company. His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken earned a BS in Accountancy from the University of Illinois. He is a CFA charterholder. Ken is a member of the Illinois CPA Society, the CFA Society of Chicago, and the CFA Institute. He has been a guest on Bloomberg Television, Bloomberg Radio, CNBC, and WebFN.

4

PERFORMANCE SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2017 (Unaudited)

RBC SMID Cap Growth Fund (a)

						Net	Gross
					Since	Expense	Expense
	1 Year(b)	3 Year(b)	5 Year(b)	10 Year(b)	Inception(b)	Ratio(1)(2)	Ratio(1)(2)
Class A
- Including Maximum Sales
Charge of 5.75%	7.61%	8.14%	10.45%	6.67%	10.70%
- At Net Asset Value	14.18%	10.30%	11.76%	7.30%	10.94%	1.10%	1.50%

Class I	14.40%	10.56%	12.05%	7.57%	11.26%	0.85%	1.07%

Class R6	14.48%	10.62%	12.18%	7.79%	11.53%	0.80%(3)	50.53%(3)

Russell 2500 Growth Index*	20.07%	11.27%	14.46%	8.72%	10.46%

RBC Enterprise Fund (c)
						Net	Gross
					Since	Expense	Expense
	1 Year	3 Year	5 Year	10 Year	Inception(d)	Ratio(1)(2)	Ratio(1)(2)
Class A (f)
- Including Maximum Sales
Charge of 5.75%	18.90%	7.14%	10.29%	5.23%	10.36%
- At Net Asset Value	26.15%	9.27%	11.61%	5.86%	10.55%	1.33%	1.96%
Class I (f)	26.51%	9.54%	11.90%	6.11%	10.83%	1.08%	1.28%

Russell Microcap Index*†	22.33%	12.16%	13.89%	6.65%	N/A
Russell 2000 Index*	20.74%	12.18%	13.79%	7.85%	11.01%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 7.

PERFORMANCE SUMMARY (UNAUDITED)

RBC Small Cap Core Fund (g)

						Net	Gross
					Since	Expense	Expense
	1 Year(h)	3 Year(h)	5 Year(h)	10 Year(h)	Inception(h)	Ratio(1)(2)	Ratio(1)(2)
Class A (l)
- Including Maximum Sales
Charge of 5.75%	9.19%	7.87%	11.56%	7.33%	10.37%
- At Net Asset Value	15.87%	10.02%	12.89%	7.97%	10.61%	1.15%	1.47%

Class I (l)	16.18%	10.30%	13.17%	8.28%	10.77%	0.90%	1.15%

Class R6	16.20%	10.33%	13.21%	8.46%	11.18%	0.87%(3)	6.88%(3)

Russell 2000 Index*	20.74%	12.18%	13.79%	7.85%	10.09%

RBC Microcap Value Fund (i)

						Net	Gross
					Since	Expense	Expense
	1 Year	3 Year	5 Year	10 Year	Inception(j)	Ratio(1)(2)	Ratio(1)(2)
Class A (e)
- Including Maximum Sales
Charge of 5.75%	12.46%	8.50%	12.83%	6.35%	9.31%
- At Net Asset Value	19.32%	10.67%	14.17%	6.98%	9.52%	1.32%	1.75%
Class I (e)	19.62%	10.94%	14.46%	7.25%	9.80%	1.07%	1.25%

Russell Microcap Value Index*††	26.15%	13.33%	14.52%	6.60%	N/A

Russell 2000 Value Index*	20.55%	12.12%	13.27%	7.14%	10.22%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 7.

PERFORMANCE SUMMARY (UNAUDITED)

RBC Small Cap Value Fund

					Net	Gross
				Since	Expense	Expense
	1 Year(k)	3 Year	5 Year	Inception(k)	Ratio(1)(2)	Ratio(1)(2)

Class I	21.10%	N/A	N/A	12.92%	1.00%	1.19%

Class R6	21.31%	N/A	N/A	13.02%	0.95%(3)	1.31%(3)

Russell 2000 Value Index*	20.55%	12.12%	13.27%	10.20%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(1) The Funds’ expenses reflect the most recent fiscal year ended September 30, 2017 except for Class R6 of SMID Cap Growth Fund , Small Cap Core Fund and Small Cap Value Fund , which is for the period from November 21,2016 (commencement of operations) to September 30, 2017.

(2) The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2018.

(3) Annualized.

*Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices. †Effective March 30, 2017, RBC Enterprise Fund changed its benchmark index from Russell 2000 Index to the Russell Microcap Index.

††Effective March 30, 2017, RBC Microcap Value Fund changed its benchmark index from Russell 2000 Value Index to the Russell Microcap Value Index.

(a)	The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by RBC GAM (US) (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(b)	The since inception date (commencement of operations) of the Fund is December 31, 1990 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception.
(c)	The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

PERFORMANCE SUMMARY (UNAUDITED)

(d)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.
(e)	Class I shares were previously designated Class S shares prior to November 27, 2012. The inception date of the Fund (Class S) is September 10, 1987. Performance shown for periods prior to the inception date of Class A (April 19, 2004) is based on the performance of Class S shares, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class.
(f)	Performance shown for periods prior to the inception date of Class A (April 19, 2004) and Class I (September 30, 2004) is based on the performance of a class of shares that is no longer offered, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class. The inception date of the Fund and the prior class of shares is December 2, 1983.
(g)	The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(h)	The since inception date (commencement of operations) of the Fund is August 5, 1991 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from July 31, 1991.
(i)	The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(j)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.
(k)	The since inception date (commencement of operations) of the Fund is December 3, 2014 for Class I shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from December 3, 2014.
(l)	Class I shares were previously designated Class S shares prior to November 27, 2012. The inception date of the Fund (Class S) is August 5, 1991. Performance shown for periods prior to the inception date of Class A (April 19, 2004) is based on the performance of Class S shares, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class.

The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 2,000 of the smallest securities in the Russell 3000 Index based on a combination of their market cap and current index membership.

The Russell Microcap Index is an unmanaged index that measures the performance of the Microcap segment of the U.S. Equity Market.

The Russell Microcap Value Index is an unmanaged index that measures the performance of the Microcap Value segment of the U.S. Equity Market.

This Page Intentionally Left Blank

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC SMID Cap Growth Fund
Investment Strategy

Seeks long-term capital appreciation primarily by investing in high quality small and mid capitalization companies that display consistent revenue and earnings growth and superior financial characteristics. Using fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance

For the twelve-month period ended September 30, 2017, the Fund had an annualized total return of 14.40% (Class I). That compares to an annualized total return of 20.07% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors that Made Positive Contributions

•   Security selection in the health care, energy, and consumer staples sectors

•   An overweight allocation to the outperforming financials sector

•   Underweight allocations to energy and real estate investment trusts (REITs)

•   Mettler-Toledo (analytical Instruments), IDEXX Laboratories (veterinary supplies and equipment), and Raymond James Financial (diversified financial services) were the top contributing stocks in the Fund for the period.

Factors That Detracted From Relative Returns

•   Security selection in the technology, industrials, consumer discretionary, and financials sectors

•   Overweight allocations to consumer staples and industrials

•   The Fund’s modest cash balance in an upward trending market was a slight headwind during the period.

•   The worst contributing stocks in the Fund were Cardtronics (consumer financial services), TreeHouse Foods (private-label food products), and Tanger Factory Outlets (retail REIT).

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid and small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC SMID Cap Growth Fund
Long-term capital appreciation.				Investment
				Objective
Russell 2500 Growth Index				Benchmark

				Asset Allocation (as of 9/30/17) (% of fund’s investments) & Top Five Industries (as of 9/30/17) (% of fund’s net assets)
				Top Ten Holdings (excluding investment companies) (as of 9/30/17) (% of fund’s net assets)
Global Payments, Inc.	2.29%	Mettler-Toledo International, Inc.	1.92%
MercadoLibre, Inc.	2.24%	Woodward, Inc.	1.86%
Synopsys, Inc.	2.18%	Waters Corp.	1.83%
Raymond James Financial, Inc.	2.15%	Abiomed, Inc.	1.80%
Cantel Medical Corp.	1.95%	Medidata Solutions, Inc.	1.75%
A listing of all portfolio holdings can be found beginning on page 20.

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND TEST ANALYSIS (UNAUDITED)

RBC Enterprise Fund
Investment Strategy

Seeks to provide long-term growth of capital compared to the Russell Microcap Index while taking a low risk approach to small company investing. The Adviser believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

For the twelve-month period ended September 30, 2017, the Fund had an annualized total return of 26.51% (Class I). That compares to an annualized total return of 22.33% for the Russell Microcap Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•   An overweight position and stock selection in the industrials sector, relative to the benchmark, were major contributors to performance.

•   Stock selection in the materials sector, especially among steel and chemical companies, also boosted relative performance.

•   Information technology stock selection also helped overall Fund performance.

Factors That Detracted From Relative Returns	• An underweight in the strongly performing financials sector was an important factor compared to the benchmark. • Energy stock selection also detracted from relative performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

MANAGEMENT DISCUSSION AND TEST ANALYSIS (UNAUDITED)

RBC Enterprise Fund
Long-term growth of capital and income.				Investment Objective
Russell Microcap Index				Benchmark
Russell 2000 index

				Asset Allocation (as of 9/30/17) (% of fund’s investments) & Top Five Industries (as of 9/30/17) (% of fund’s net assets)
				Top Ten Holdings (excluding investment companies) (as of 9/30/17) (% of fund’s net assets)

Patrick Industries, Inc.	4.97%	OMNOVA Solutions, Inc.	2.34%
Columbus McKinnon Corp.	4.68%	Pacific Premier Bancorp, Inc.	2.30%
Compass Diversified Holdings	4.08%	ZAGG, Inc.	2.29%
Universal Electronics, Inc.	3.52%	Universal Stainless & Alloy	2.29%
Novanta, Inc.	3.21%	Products, Inc.
Grand Canyon Education, Inc.	2.66%
A listing of all portfolio holdings can be found beginning on page 23.

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund

Investment Strategy

Seeks to provide long-term growth of capital compared to the Russell 2000 Index while taking a low risk approach to small company investing. The Adviser believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

For the twelve-month period ended September 30, 2017, the Fund had an annualized total return of 16.18% (Class I). That compares to an annualized total return of 20.74% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•   Positive stock selection among materials stocks, especially in the chemicals industry, helped relative performance compared to the benchmark.

•   Overweight positions in the industrials sector were also an important factor.

Factors That Detracted From Relative Returns

•   Adverse stock selection in the financials sector, especially among insurance companies, was an important detractor.

•   Adverse stock selection in industrials, particularly in the aerospace & defense and airlines industries, also hurt relative Fund performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Core Fund
Long-term growth of capital and income.				Investment Objective
Russell 2000 Index				Benchmark
				Asset Allocation (as of 9/30/17) (% of fund’s investments) & Top Five Industries (as of 9/30/17) (% of fund’s net assets)

				Top Ten Holdings (excluding investment companies) (as of 9/30/17) (% of fund’s net assets)
Patrick Industries, Inc.	4.93%	Grand Canyon Education, Inc.	2.62%
Compass Diversified Holdings	3.58%	ACCO Brands Corp.	2.59%
Columbus McKinnon Corp.	3.41%	West Pharmaceutical Services, Inc.	2.50%
MKS Instruments, Inc.	3.31%	NN, Inc.	2.46%
Universal Electronics, Inc.	3.03%
LCI Industries	2.98%
A listing of all portfolio holdings can be found beginning on page 26.
				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Microcap Value Fund
Investment Strategy

Seeks long-term growth of capital. Invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Utilizing a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while offering shareholders some protection from market declines and fluctuations.

Performance

For the twelve-month period ended September 30, 2017, the Fund had an annualized total return of 19.62% (Class I). That compares to an annualized total return of 26.15% for the Russell Microcap Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•   An underweight in the poorly performing energy sector and stock selection among energy names boosted overall Fund performance relative to the benchmark.

•   An overweight position in the strongly performing industrials sector also helped Fund performance compared to the benchmark.

Factors That Detracted From Relative Returns

•   An underweight in the financials sector, especially the strongly performing commercial bank industry, was a significant detractor to relative performance.

•   Health care stock selection, especially owning no biotechnology companies, was also a sizable drag on Fund performance.

•   A sizable overweight in the consumer discretionary sector also hurt Fund performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Microcap Value Fund
Long-term growth of capital.				Investment Objective
Russell Microcap Value Index				Benchmark
Russell 2000 Value Index
				Asset Allocation (as of 9/30/17) (% of fund’s investments) & Top Five Industries (as of 9/30/17) (% of fund’s net assets)
				Top Ten Holdings (excluding investment companies) (as of 9/30/17) (% of fund’s net assets)
ePlus, Inc.	1.23%	CryoLife, Inc.	0.88%
Federal Agricultural Mortgage Corp., Class C	1.12%	Insight Enterprises, Inc.	0.87%
REX American Resources Corp.	1.11%	Alere, Inc.	0.85%
First Merchants Corp.	0.95%	Central Garden and Pet Co.	0.85%
MutualFirst Financial, Inc.	0.92%	Johnson Outdoors, Inc., Class A	0.84%

A listing of all portfolio holdings can be found beginning on page 29.
				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Value Fund
Investment Strategy

Seeks long-term capital appreciation compared to the Russell 2000 Value Index using a bottom-up stock selection approach looking for small companies that are considered to be undervalued in relation to earnings, cash flow, and/or assets while also considering factors such as attractive and sustainable business fundamentals, near-term profitability improvement potential, financial strength, and management strength.

Performance

For the twelve-month period ended September 30, 2017, the Fund had an annualized total return of 21.10%. That compares to an annualized total return of 20.55% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•   Favorable information technology stock selection was an important factor over the period.

•   An overweight in the industrials sector and stock selection within industrials were significant contributors to performance.

•   Stock selection among real estate names also contributed to relative Fund performance.

Factors That Detracted From Relative Returns

•   Consumer discretionary stock selection detracted from overall relative performance.

•   Stock selection among financials, especially insurance companies, also hurt Fund performance compared to the benchmark.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. These risks are more fully described in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Value Fund
Long-term capital appreciation.				Investment Objective
Russell 2000 Value Index				Benchmark
				Asset Allocation (as of 9/30/17) (% of fund’s investments) & Top Five Industries (as of 9/30/17) (% of fund’s net assets)
				Top Ten Holdings (excluding investment companies) (as of 9/30/17) (% of fund’s net assets)
Compass Diversified Holdings	2.35%	Synovus Financial Corp.	1.90%
Chemical Financial Corp.	2.21%	AMERISAFE, Inc.	1.83%
Spire, Inc.	2.18%	OMNOVA Solutions, Inc.	1.82%
Texas Capital Bancshares, Inc.	2.12%	Pacific Premier Bancorp, Inc.	1.81%
Portland General Electric Co.	2.02%	ACCO Brands Corp.	1.77%
*A listing of all portfolio holdings can be found beginning on page 39.

				Growth of $250,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $250,000 over the period from December 3, 2014 (commencement of operations) to September 30, 2017 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund
September 30, 2017
Shares		Value
Common Stocks — 99.60%
Consumer Discretionary — 10.85%
11,350	Bright Horizons Family Solutions, Inc.*	$ 978,483
26,540	Core-Mark Holding Co., Inc.	852,996
14,500	Dorman Products, Inc.*	1,038,490
13,700	Gentherm, Inc.*	508,955
30,060	G-III Apparel Group Ltd.*	872,341
8,600	LCI Industries	996,310
29,540	LKQ Corp.*	1,063,145
14,970	Monro Muffler Brake, Inc.	839,069
19,150	Tractor Supply Co.	1,212,004

		8,361,793

Consumer Staples — 4.63%
8,260	Casey’s General Stores, Inc.	904,057
20,170	Church & Dwight Co., Inc.	977,237
12,600	TreeHouse Foods, Inc.*	853,398
20,020	United Natural Foods, Inc.*	832,632

		3,567,324

Energy — 0.49%
14,450	Oceaneering International, Inc.	379,601

Financials — 10.66%
6,050	Affiliated Managers Group, Inc.	1,148,472
17,460	Eagle Bancorp, Inc.*	1,170,693
19,310	FirstCash, Inc.	1,219,427
16,290	Kinsale Capital Group, Inc.	703,239
24,990	PRA Group, Inc.*	715,963
19,670	Raymond James Financial, Inc.	1,658,771
14,110	RLI Corp.	809,350
6,200	Signature Bank*	793,848

		8,219,763

Health Care — 24.47%
8,240	Abiomed, Inc.*	1,389,264
7,890	Bio-Techne Corp.	953,822
15,960	Cantel Medical Corp.	1,502,953
10,890	Charles River Laboratories International, Inc.*	1,176,338
15,030	HealthEquity, Inc.*	760,217
6,020	IDEXX Laboratories, Inc.*	936,050
19,970	Integer Holdings Corp.*	1,021,465
20,850	Integra LifeSciences Holdings Corp.*	1,052,508
17,290	Medidata Solutions, Inc.*	1,349,657
2,360	Mettler-Toledo International, Inc.*	1,477,738
15,150	NuVasive, Inc.*	840,219
11,470	PAREXEL International Corp.*	1,010,278
17,520	Prestige Brands Holdings, Inc.*	877,577

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2017

Shares		Value
11,140	STERIS Plc	$ 984,776
8,780	Varian Medical Systems, Inc.*	878,527
7,840	Waters Corp.*	1,407,437
12,920	West Pharmaceutical Services, Inc.	1,243,679

		18,862,505

Industrials — 17.08%
18,170	Advisory Board Co., (The)*	974,366
17,210	Clean Harbors, Inc.*	975,807
31,300	Copart, Inc.*	1,075,781
14,960	Flowserve Corp.	637,146
9,400	Landstar System, Inc.	936,710
6,160	Middleby Corp. (The)*	789,527
10,440	MSC Industrial Direct Co., Inc., Class A	788,951
11,690	Multi-Color Corp.	957,995
10,580	Stericycle, Inc.*	757,740
7,740	Teledyne Technologies, Inc.*	1,232,053
7,200	WABCO Holdings, Inc.*	1,065,600
12,550	Wabtec Corp.	950,663
9,670	WageWorks, Inc.*	586,969
18,500	Woodward, Inc.	1,435,785

		13,165,093

Information Technology — 24.52%
8,650	ANSYS, Inc.*	1,061,615
23,640	Bottomline Technologies (DE), Inc.*	752,461
20,010	Cardtronics Plc*	460,430
19,270	Envestnet, Inc.*	982,770
5,570	F5 Networks, Inc.*	671,519
18,600	Global Payments, Inc.	1,767,558
11,240	Guidewire Software, Inc.*	875,146
22,640	Inphi Corp.*	898,582
11,220	Jack Henry & Associates, Inc.	1,153,304
18,280	Manhattan Associates, Inc.*	759,900
6,680	MercadoLibre, Inc.	1,729,652
15,450	Microsemi Corp.*	795,366
16,800	National Instruments Corp.	708,456
11,400	SPS Commerce, Inc.*	646,494
20,860	Synopsys, Inc.*	1,679,856
4,970	Tyler Technologies, Inc.*	866,370
5,130	Ultimate Software Group, Inc. (The)*	972,648
10,000	WEX, Inc.*	1,122,200
9,130	Zebra Technologies Corp., Class A*	991,335

		18,895,662

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2017

Shares		Value
Materials — 4.85%
12,030	AptarGroup, Inc.	$1,038,309
13,340	Balchem Corp.	1,084,409
15,400	HB Fuller Co.	894,124
9,420	Reliance Steel & Aluminum Co.	717,521

		3,734,363

Real Estate — 2.05%
8,230	CoreSite Realty Corp. REIT	920,937
22,200	Healthcare Trust of America, Inc. REIT, Class A	661,560

		1,582,497

Total Common Stocks		76,768,601

(Cost $59,502,746)
Investment Company — 0.74%
570,257	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	570,257

Total Investment Company		570,257

(Cost $570,257)

Total Investments		$77,338,858
(Cost $60,073,003)(b) — 100.34%

Liabilities in excess of other assets — (0.34)%		(264,380)

NET ASSETS — 100.00%		$77,074,478

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2017

Shares		Value
Common Stocks — 99.30%
Consumer Discretionary — 20.15%
47,816	American Outdoor Brands Corp.*	$ 729,194
83,638	Delta Apparel, Inc.*	1,799,053
297,870	Destination XL Group, Inc.*	565,953
26,640	Grand Canyon Education, Inc.*	2,419,445
78,080	Gray Television, Inc.*	1,225,856
23,680	Kona Grill, Inc.*	89,984
48,010	Lakeland Industries, Inc.*	676,941
39,580	Libbey, Inc.	366,511
56,714	Malibu Boats, Inc., Class A*	1,794,431
16,490	Motorcar Parts of America, Inc.*	485,795
4,450	Red Robin Gourmet Burgers, Inc.*	298,150
107,150	Salem Media Group, Inc.	707,190
43,080	Superior Uniform Group, Inc.	986,532
111,390	Tandy Leather Factory, Inc.*	879,981
50,410	Universal Electronics, Inc.*	3,195,994
132,092	ZAGG, Inc.*	2,080,449

		18,301,459

Consumer Staples — 1.75%
16,520	John B Sanfilippo & Son, Inc.	1,111,961
37,330	Landec Corp.*	483,423

		1,595,384

Energy — 4.61%
147,010	Callon Petroleum Co.*	1,652,392
44,640	Gulfport Energy Corp.*	640,138
130,986	Ring Energy, Inc.*	1,897,987

		4,190,517

Financials — 19.64%
13,090	Atlas Financial Holdings, Inc.*	247,401
83,059	CoBiz Financial, Inc.	1,631,279
208,940	Compass Diversified Holdings	3,708,685
40,450	First Bancorp/Southern Pines, NC	1,391,885
35,010	German American Bancorp, Inc.	1,331,430
52,803	Heritage Financial Corp.	1,557,689
28,536	Mercantile Bank Corp.	995,906
50,724	Northrim BanCorp, Inc.	1,772,804
55,322	Pacific Premier Bancorp, Inc.*	2,088,406
32,110	Preferred Bank/Los Angeles, CA	1,937,839
40,910	State Bank Financial Corp.	1,172,071

		17,835,395

Health Care — 2.68%
17,650	Exactech, Inc.*	581,567
34,430	Invacare Corp.	542,273
21,400	SurModics, Inc.*	663,400

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2017

Shares		Value
10,500	US Physical Therapy, Inc.	$ 645,225

		2,432,465

Industrials — 28.93%
9,490	Air Transport Services Group, Inc.*	230,987
35,980	AZZ, Inc.	1,752,226
94,910	Broadwind Energy, Inc.*	307,508
62,248	Casella Waste Systems, Inc., Class A*	1,170,262
112,135	Columbus McKinnon Corp.	4,246,552
53,040	Ducommun, Inc.*	1,699,932
47,230	Ennis, Inc.	928,069
31,557	Greenbrier Cos., Inc. (The)	1,519,470
153,160	Hudson Technologies, Inc.*	1,196,180
34,770	InnerWorkings, Inc.*	391,163
24,000	Insteel Industries, Inc.	626,640
30,627	Lydall, Inc.*	1,754,927
25,783	Marten Transport Ltd.	529,841
68,290	NN, Inc.	1,980,410
23,463	NV5 Global, Inc.*	1,282,253
3,355	Old Dominion Freight Line, Inc.	369,419
53,716	Patrick Industries, Inc.*	4,517,516
66,320	PGT, Inc.*	991,484
125,010	Radiant Logistics, Inc.*	663,803
2,150	Sun Hydraulics Corp.	116,100

		26,274,742

Information Technology — 11.15%
2,972	Aspen Technology, Inc.*	186,671
37,890	CYREN Ltd.*	68,202
152,631	Glu Mobile, Inc.*	573,893
141,480	Mitek Systems, Inc.*	1,344,060
66,960	Novanta, Inc.*	2,919,456
23,470	PC Connection, Inc.	661,619
105,810	Sapiens International Corp.*	1,396,692
56,892	TESSCO Technologies, Inc.	708,305
9,930	Tyler Technologies, Inc.*	1,730,998
8,325	Vishay Precision Group, Inc.*	203,130
94,572	Xplore Technologies Corp.*	332,893

		10,125,919

Materials — 7.11%
23,910	FutureFuel Corp.	376,343
35,217	Koppers Holdings, Inc.*	1,625,265
193,920	OMNOVA Solutions, Inc.*	2,123,424
99,588	Universal Stainless & Alloy Products, Inc.*	2,076,410
3,406	US Concrete, Inc.*	259,878

		6,461,320

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2017

Shares		Value
Real Estate — 2.28%
40,820	Community Healthcare Trust, Inc., REIT	$ 1,100,507
14,817	Gramercy Property Trust, REIT	448,214
17,930	LaSalle Hotel Properties REIT	520,329

		2,069,050

Utilities — 1.00%
18,300	Unitil Corp.	905,118

Total Common Stocks		90,191,369

(Cost $44,368,998)
Rights/Warrants — 0.00%
12,460	Imperial Holdings, Inc. Warrants, Expire 10/6/19*(a)(b)	0

Total Rights/Warrants		0

(Cost $0)

Exchange Traded Funds — 0.40%
6,470	SPDR S&P Regional Banking	367,237

Total Exchange Traded Funds		367,237

(Cost $128,547)
Investment Company — 0.28%
251,438	U.S. Government Money Market Fund, RBC Institutional Class 1(c)	251,438

Total Investment Company		251,438

(Cost $251,438)

Total Investments		$90,810,044
(Cost $44,748,983)(d) — 99.98%

Other assets in excess of liabilities — 0.02%		14,547

NET ASSETS — 100.00%		$90,824,591

*	Non-income producing security.
(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliated investment.
(d)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2017

Shares		Value
Common Stocks — 98.92%
Consumer Discretionary — 21.02%
146,892	American Outdoor Brands Corp.*	$ 2,240,103
60,460	Carriage Services, Inc.	1,547,776
12,420	Cavco Industries, Inc.*	1,832,571
586,000	Destination XL Group, Inc.*	1,113,400
106,374	Fox Factory Holding Corp.*	4,584,719
83,730	Grand Canyon Education, Inc.*	7,604,359
328,098	Gray Television, Inc.*	5,151,139
5,870	Helen of Troy Ltd.*	568,803
42,600	Kona Grill, Inc.*	161,880
74,510	LCI Industries	8,631,983
110,976	Libbey, Inc.	1,027,638
135,869	Malibu Boats, Inc., Class A*	4,298,895
72,030	Motorcar Parts of America, Inc.*	2,122,004
76,172	Steven Madden Ltd.*	3,298,248
71,898	Unifi, Inc.*	2,561,726
138,593	Universal Electronics, Inc.*	8,786,796
344,377	ZAGG, Inc.*	5,423,938

		60,955,978

Consumer Staples — 0.31%
68,972	Landec Corp.*	893,187

Energy — 4.28%
260,720	Callon Petroleum Co.*	2,930,493
112,020	Gulfport Energy Corp.*	1,606,367
368,023	Ring Energy, Inc.*	5,332,653
73,780	RSP Permian, Inc.*	2,552,050

		12,421,563

Financials — 17.77%
107,960	AMERISAFE, Inc.	6,283,272
16,020	BancFirst Corp.	909,135
92,710	Chemical Financial Corp.	4,845,025
24,810	Community Bank System, Inc.	1,370,753
584,580	Compass Diversified Holdings	10,376,295
47,389	Hanmi Financial Corp.	1,466,690
104,370	National General Holdings Corp.	1,994,511
113,576	Pacific Premier Bancorp, Inc.*	4,287,494
41,944	Pinnacle Financial Partners, Inc.	2,808,151
29,100	ProAssurance Corp.	1,590,315
77,012	Safeguard Scientifics, Inc.*	1,028,110
56,060	Texas Capital Bancshares, Inc.*	4,809,948
182,020	United Community Banks, Inc.	5,194,851
58,570	Wintrust Financial Corp.	4,586,617

		51,551,167

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2017

Shares		Value
Health Care — 6.20%
129,710	Emergent BioSolutions, Inc.*	$ 5,246,769
98,140	Globus Medical, Inc., Class A*	2,916,721
29,750	Masimo Corp.*	2,575,160
75,350	West Pharmaceutical Services, Inc.	7,253,191

		17,991,841

Industrials — 28.08%
632,360	ACCO Brands Corp.*	7,525,084
149,252	Astronics Corp.*	4,440,247
93,126	AZZ, Inc.	4,535,236
85,180	BMC Stock Holdings, Inc.*	1,818,593
261,175	Columbus McKinnon Corp.	9,890,697
148,810	Ducommun, Inc.*	4,769,361
14,400	Dycom Industries, Inc.*	1,236,672
87,790	EnerSys, Inc.	6,072,434
119,976	Greenbrier Cos., Inc. (The)	5,776,844
147,798	Insteel Industries, Inc.	3,859,006
56,250	Interface, Inc.	1,231,875
85,397	Lydall, Inc.*	4,893,248
140,730	NCI Building Systems, Inc.*	2,195,388
246,510	NN, Inc.	7,148,790
9,770	Old Dominion Freight Line, Inc.	1,075,775
169,908	Patrick Industries, Inc.*	14,289,263
20,520	Spirit Airlines, Inc.*	685,573

		81,444,086

Information Technology — 12.87%
23,200	Ambarella, Inc.*	1,137,032
26,930	Coherent, Inc.*	6,333,128
81,110	InterDigital, Inc.	5,981,863
101,698	MKS Instruments, Inc.	9,605,376
44,730	Synaptics, Inc.*	1,752,521
144,874	Synchronoss Technologies, Inc.*	1,351,674
45,540	Take-Two Interactive Software, Inc.*	4,655,554
90,400	TESSCO Technologies, Inc.	1,125,480
30,836	Tyler Technologies, Inc.*	5,375,331

		37,317,959

Materials — 5.09%
142,610	Ferro Corp.*	3,180,203
94,671	FutureFuel Corp.	1,490,121
88,889	Koppers Holdings, Inc.*	4,102,227
401,098	OMNOVA Solutions, Inc.*	4,392,023
77,091	Universal Stainless & Alloy Products, Inc.*	1,607,347

		14,771,921

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2017

Shares		Value
Real Estate — 1.68%
52,760	CubeSmart, REIT	$ 1,369,650
49,280	LaSalle Hotel Properties REIT	1,430,106
116,270	Physicians Realty Trust, REIT	2,061,467

		4,861,223

Telecommunication Services — 1.04%
370,450	Vonage Holdings Corp.*	3,015,463

Utilities — 0.58%
22,720	Spire, Inc.	1,696,048

Total Common Stocks		286,920,436

(Cost $187,372,426)
Exchange Traded Funds — 0.05%
1,040	iShares Russell 2000 Index Fund	154,107

Total Exchange Traded Funds		154,107

(Cost $87,288)
Investment Company — 1.13%
3,272,660	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	3,272,660

Total Investment Company		3,272,660

(Cost $3,272,660)

Total Investments		$290,347,203
(Cost $190,732,374)(b) — 100.10%

Liabilities in excess of other assets — (0.10)%		(297,603)

NET ASSETS — 100.00%		$290,049,600

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

     See Notes to Financial Statements.

28

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund

September 30, 2017

Shares		Value
Common Stocks — 97.84%
Consumer Discretionary — 19.77%
13,100	AH Belo Corp., Class A	$ 60,260
600	Ambow Education Holding Ltd. ADR*(a)	1,500
11,800	AMC Entertainment Holdings, Inc., Class A	173,460
10,900	America’s Car-Mart, Inc.*	448,263
21,300	Anemostat Door Products*(a)(b)(c)	0
21,300	Anemostat, Inc.*(a)(b)(c)	0
32,100	Beazer Homes USA, Inc.*	601,554
3	Biglari Holdings, Inc.*	1,000
16,200	Boot Barn Holdings, Inc.*	144,180
13,427	Bowl America, Inc., Class A	192,275
27,800	Bridgepoint Education, Inc.*	266,880
45,700	Build-A-Bear Workshop, Inc.*	418,155
6,700	Caleres, Inc.	204,484
38,600	Carriage Services, Inc.	988,160
34,503	Century Communities, Inc.*	852,224
66,800	Container Store Group, Inc. (The)*	281,228
8,800	Core-Mark Holding Co., Inc.	282,832
27,700	CSS Industries, Inc.	798,314
14,130	Culp, Inc.	462,757
30,200	Delta Apparel, Inc.*	649,602
24,243	E.W. Scripps Co. (The), Class A*	463,284
46,600	Entercom Communications Corp., Class A	533,570
35,000	Eros International Plc*	500,500
15,300	Flexsteel Industries, Inc.	775,710
9,100	Fred’s, Inc., Class A	58,604
21,800	Harte-Hanks, Inc.*	23,326
25,940	Haverty Furniture Cos., Inc.	678,331
2,000	Helen of Troy Ltd.*	193,800
10,400	hhgregg, Inc.*	166
21,000	Hooker Furniture Corp.	1,002,750
23,000	J Alexander’s Holdings, Inc.*	266,800
10,500	JAKKS Pacific, Inc.*	31,500
16,800	Johnson Outdoors, Inc., Class A	1,231,104
41,700	K12, Inc.*	743,928
23,500	Kid Brands, Inc.*	23
47,910	Lakeland Industries, Inc.*	675,531
95,270	Lazare Kaplan International, Inc.*(a)(b)(c)	0
7,900	La-Z-Boy, Inc.	212,510
26,200	Lifetime Brands, Inc.	479,460
22,500	Luby’s, Inc.*	59,625
21,200	M/I Homes, Inc.*	566,676
32,500	Marcus Corp. (The)	900,250
39,190	MarineMax, Inc.*	648,595
7,500	McRae Industries, Inc., Class A	255,075
2,285	Mecklermedia Corp.*	34
21,300	Mestek, Inc.*	581,490

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2017

Shares		Value

9,600	Modine Manufacturing Co.*	$ 184,800
23,100	Movado Group, Inc.	646,800
2,300	NACCO Industries, Inc., Class A	197,340
8,400	Nautilus, Inc.*	141,960
22,000	New Home Co., Inc. (The)*	245,520
761	Nexstar Media Group, Inc.	47,410
10,300	Nobility Homes, Inc.	183,855
41,000	Orleans Homebuilders, Inc.*(a)(b)(c)	0
8,450	Perry Ellis International, Inc.*	199,927
40,800	Pier 1 Imports, Inc.	170,952
119,400	Point.360*	8,955
51,900	Red Lion Hotels Corp.*	448,935
35,200	Rocky Brands, Inc.	471,680
61,500	Ruby Tuesday, Inc.*	131,610
14,200	Saga Communications, Inc., Class A	647,520
39,150	Salem Media Group, Inc.	258,390
35,000	Shiloh Industries, Inc.*	364,000
35,100	Stage Stores, Inc.	64,584
14,300	Standard Motor Products, Inc.	689,975
15,900	Stein Mart, Inc.	20,670
4,000	Stoneridge, Inc.*	79,240
14,600	Strattec Security Corp.	597,140
32,500	Superior Industries International, Inc.	541,125
46,939	Superior Uniform Group, Inc.	1,074,903
59,300	Tilly’s, Inc., Class A	711,007
9,800	Tower International, Inc.	266,560
29,300	Townsquare Media, Inc, Class A*	293,000
65,200	Trans World Entertainment Corp.*	130,400
40,300	TravelCenters of America LLC*	171,275
33,500	Unifi, Inc.*	1,193,605
19,100	Universal Technical Institute, Inc.*	66,277
30,000	Universal Travel Group*(a)(b)(c)	0
23,100	VOXX International Corp.*	197,505
1,397	Walking Co. Holdings, Inc. (The)*	3,912
11,000	Weyco Group, Inc.	312,180
25,100	William Lyon Homes, Class A*	577,049

		29,049,831

Consumer Staples — 3.33%
6,490	Alliance One International, Inc.*	70,741
7,350	Andersons, Inc. (The)	251,737
32,200	Central Garden and Pet Co.*	1,250,648
22,800	Ingles Markets, Inc., Class A	585,960
24,200	Natural Grocers By Vitamin Cottage, Inc.*	135,036
15,300	Oil-Dri Corp. of America	748,629
57,700	Omega Protein Corp.	960,705
73,000	Royal Hawaiian Orchards LP*	157,680

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2017

Shares		Value

27,640	SpartanNash Co.	$ 728,867

		4,890,003

Energy — 3.45%
45,500	Aegean Marine Petroleum Network, Inc.	225,225
27,000	Ardmore Shipping Corp.*	222,750
27,100	Atwood Oceanics, Inc.*	254,469
16	Basic Energy Services, Inc.*	309
24,540	Callon Petroleum Co.*	275,830
31,700	Dorian LPG Ltd.*	216,194
23,800	Era Group, Inc.*	266,322
7,500	Global Partners LP	130,500
2,950	Harvest Natural Resources, Inc.*(a)(c)	0
15,700	Hornbeck Offshore Services, Inc.*	63,428
27,800	Natural Gas Services Group, Inc.*	789,520
13,100	Newpark Resources, Inc.*	131,000
53,100	North American Energy Partners, Inc.	230,985
9,200	Panhandle Oil and Gas, Inc.	218,960
14,600	PHI, Inc.*	171,988
11,900	PHI, Inc., Non voting*	139,944
17,350	REX American Resources Corp.*	1,627,951
1,230	Sanchez Production Partners L.P.	13,837
131	SilverBow Resources, Inc.*	3,216
17,600	Teekay Tankers Ltd., Class A	28,512
18,880	W&T Offshore, Inc.*	57,584

		5,068,524

Financials — 25.97%
39,150	Affirmative Insurance Holdings, Inc.*	59
30,720	AG Mortgage Investment Trust, Inc. REIT	591,053
15,490	Ameris Bancorp	743,520
49,300	Anworth Mortgage Asset Corp.	296,293
21,868	Apollo Commercial Real Estate Finance, Inc. REIT	396,029
85,300	Arbor Realty Trust, Inc. REIT	699,460
41,000	Ares Commercial Real Estate Corp. REIT	545,710
8,100	Arlington Asset Investment Corp., Class A	103,113
6,997	Asta Funding, Inc.*	52,827
17,400	Baldwin & Lyons, Inc., Class B	392,370
33,700	Banc of California, Inc.	699,275
12,400	Banco Latinoamericano de Comercio Exterior SA	365,056
25,400	Bancorp, Inc. (The)*	210,058
4,928	Banner Corp.	301,988
100,000	Beverly Hills Bancorp, Inc.*	3
13,200	Blue Capital Reinsurance Holdings Ltd.	217,140
33,600	California First National Bancorp	608,160
4,211	Capital Bank Financial Corp., Class A	172,862
38,000	Capitol Bancorp Ltd.*(a)(b)(c)	0
31,400	Cherry Hill Mortgage Investment Corp. REIT	568,340

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2017

Shares		Value

1,506	CIM Commercial Trust Corp. REIT	$ 25,301
63,650	Citizens, Inc.*	467,827
101,200	Consumer Portfolio Services, Inc.*	461,472
2,189	Cowen Group, Inc., Class A*	38,964
31,777	Donegal Group, Inc., Class A	512,563
8,444	Donegal Group, Inc., Class B	116,949
48,540	Dynex Capital, Inc. REIT	352,886
19,200	Ellington Residential Mortgage REIT	278,784
31,050	EMC Insurance Group, Inc.	874,058
55,900	Enova International, Inc.*	751,855
22,700	Federal Agricultural Mortgage Corp., Class C	1,651,198
56,900	Federated National Holding Co.	888,209
23,200	First Defiance Financial Corp.	1,217,768
9,400	First Financial Corp.	447,440
32,600	First Merchants Corp.	1,399,518
38,000	First Place Financial Corp.*(a)(b)(c)	0
660	Flagstar Bancorp, Inc.*	23,417
14,800	Franklin Financial Network, Inc.*	527,620
65,700	GAIN Capital Holdings, Inc.	419,823
11,500	GAMCO Investors, Inc., Class A	342,240
19,800	Great Ajax Corp. REIT	278,982
5,226	Great Western Bancorp, Inc.	215,729
7,100	Guaranty Bancorp	197,380
17,300	HCI Group, Inc.	661,725
28,900	Heritage Insurance Holdings, Inc.	381,769
2,858	Hilltop Holdings, Inc.	74,308
6,040	HomeTrust Bancshares, Inc.*	154,926
9,000	Houlihan Lokey, Inc.	352,170
40,700	Independence Holding Co.	1,027,675
7,100	Infinity Property & Casualty Corp.	668,820
5,834	Investors Title Co.	1,044,694
41,600	JMP Group, Inc.	233,792
16,500	Kansas City Life Insurance Co.	811,800
69,200	Manning & Napier, Inc.	273,340
28,890	Marlin Business Services Corp.	830,587
8,638	MFC Bancorp Ltd.*	81,111
20,200	MidSouth Bancorp, Inc.	243,410
35,300	MutualFirst Financial, Inc.	1,357,285
5,300	National Security Group, Inc. (The)	67,098
3,000	National Western Life Group, Inc., Class A	1,047,000
12,400	Navigators Group, Inc. (The)	723,540
22,067	Nicholas Financial, Inc.*	191,321
37,700	OFG Bancorp.	344,955
8,200	Oppenheimer Holdings, Inc., Class A	142,270
23,900	Orchid Island Capital, Inc. REIT	243,541
7,900	Pacific Mercantile Bancorp*	72,285
2,468	Park Sterling Corp.	30,653
37,700	PennyMac Financial Services, Inc. Class A*	671,060

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2017

Shares		Value
23,200	Peoples Bancorp, Inc.	$ 779,288
13,572	People’s United Financial, Inc.	246,196
7,300	Piper Jaffray Cos.	433,255
15,900	Provident Financial Holdings, Inc.	311,640
37,000	Regional Management Corp.*	895,770
5,100	Resource Capital Corp. REIT	54,978
9,100	Safety Insurance Group, Inc.	694,330
5,300	Simmons First National Corp., Class A	306,870
1,893	South State Corp.	170,465
29,500	Southwest Bancorp, Inc.	812,725
22,013	Sterling Bancorp	542,620
10,600	Stewart Information Services Corp.	400,256
3,140	Sun Bancorp, Inc.	78,029
3,743	Sutherland Asset Management Corp. REIT	58,765
26,800	Unico American Corp.*	268,000
84,216	United Community Financial Corp.	808,474
19,000	United Western Bancorp, Inc.*(a)(b)(c)	0
15,630	Walker & Dunlop, Inc.*	817,918
14,041	Western Asset Mortgage Capital Corp. REIT	147,009
16,800	Winthrop Realty Trust REIT*(a)(c)	141,120

		38,152,142

Health Care — 3.39%
21,339	Aceto Corp.	239,637
30,600	Adeptus Health, Inc., Class A*	37,332
11,000	American Shared Hospital Services*	31,350
17,900	AngioDynamics, Inc.*	305,911
42,660	BioScrip, Inc.*	117,315
16,800	CONMED Corp.	881,496
5,300	Cross Country Healthcare, Inc.*	75,419
56,850	CryoLife, Inc.*	1,290,495
11,562	Five Star Quality Care, Inc.*	17,921
2,800	Invacare Corp.	44,100
5,300	Kewaunee Scientific Corp.	156,350
9,662	Kindred Healthcare, Inc.	65,702
15,000	MedCath Corp.*(a)(b)(c)	0
38,700	PharMerica Corp.*	1,133,910
24,600	Triple-S Management Corp., Class B*	582,528

		4,979,466

Industrials — 19.80%
3,000	Aegion Corp.*	69,840
13,300	Aerojet Rocketdyne Holdings, Inc.*	465,633
10,800	Alamo Group, Inc.	1,159,596
43,583	Allied Motion Technologies, Inc.	1,104,393
1,800	Altra Industrial Motion Corp.	86,580
47,700	Ameresco, Inc., Class A*	372,060
8,100	AMREP Corp.*	55,161

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2017

Shares		Value
66,000	Arc Document Solutions, Inc.*	$ 269,940
4,500	Argan, Inc.	302,625
28,500	CAI International, Inc.*	864,120
45,800	CBIZ, Inc.*	744,250
8,774	CECO Environmental Corp.	74,228
55,700	Celadon Group, Inc.	375,975
10,678	Cenveo, Inc.*	37,480
2,400	Chicago Rivet & Machine Co.	74,400
3,960	Comfort Systems USA, Inc.	141,372
28,878	Compx International, Inc.	440,389
7,000	Douglas Dynamics, Inc.	275,800
25,500	Ducommun, Inc.*	817,275
2	Eagle Bulk Shipping, Inc.*	9
13,100	Eastern Co. (The)	375,970
8,480	Ecology and Environment, Inc., Class A	100,912
12,100	Encore Wire Corp.	541,777
42,600	Ennis, Inc.	837,090
1,300	EnPro Industries, Inc.	104,689
18,400	Espey Manufacturing & Electronics Corp.	414,000
27,000	Federal Signal Corp.	574,560
19,900	FLY Leasing Ltd. ADR*	278,998
414	Genco Shipping & Trading Ltd.*	4,798
13,400	Gibraltar Industries, Inc.*	417,410
22,100	Global Power Equipment Group, Inc.*	40,885
5,580	Golden Ocean Group Ltd.*	43,747
8,960	GP Strategies Corp.*	276,416
11,500	Graham Corp.	239,545
12,850	Greenbrier Cos., Inc. (The)	618,727
26,500	Griffon Corp.	588,300
19,250	Hardinge, Inc.	293,947
7,600	Hill International, Inc.*	36,100
10,430	Kadant, Inc.	1,027,877
2,600	Key Technology, Inc.*	49,114
9,600	Kimball International, Inc., Class B	189,792
3,908	Kratos Defense & Security Solutions, Inc.*	51,117
16,200	LS Starrett Co. (The), Class A	144,180
44,250	LSI Industries, Inc.	292,493
16,900	Lydall, Inc.*	968,370
45,020	Marten Transport Ltd.	925,161
34,410	Meritor, Inc.*	895,004
34,900	Miller Industries, Inc.	975,455
16,000	Mistras Group, Inc.*	328,000
3,900	National Presto Industries, Inc.	415,155
19,500	Neff Corp., Class A*	487,500
29,200	NN, Inc.	846,800
4,600	Northwest Pipe Co.*	87,492
31,500	Orion Marine Group, Inc.*	206,640
38,900	PAM Transportation Services, Inc.*	930,877

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2017

Shares		Value
2	Paragon Shipping, Inc. Class A*	$ 0
9,440	Patrick Industries, Inc.*	793,904
25,000	RCM Technologies, Inc.*	143,000
43,100	Roadrunner Transportation Systems, Inc.*	410,743
16,500	Rush Enterprises, Inc., Class A*	763,785
22,000	Safe Bulkers, Inc.*	60,280
25,690	Sparton Corp.*	596,265
3,200	Standex International Corp.	339,840
14,082	Team, Inc.*	187,995
26,400	Textainer Group Holdings Ltd.*	452,760
2,900	Universal Forest Products, Inc.	284,664
13,900	USA Truck, Inc.*	195,295
11,100	Vectrus, Inc.*	342,324
14,900	Viad Corp.	907,410
24,200	Volt Information Sciences, Inc.*	76,230
15,000	Willdan Group, Inc.*	486,900
28,700	Willis Lease Finance Corp.*	705,733

		29,087,152

Information Technology — 9.83%
5,200	Black Box Corp.	16,900
15,000	Blucora, Inc.*	379,500
38,600	CIBER, Inc.*	494
50,000	Comarco, Inc.*	1,550
9,600	Communications Systems, Inc.	40,128
31,800	CTS Corp.	766,380
44,050	DHI Group, Inc.*	114,530
25,600	Digi International, Inc.*	271,360
24,700	Edgewater Technology, Inc.*	161,044
9,200	Electro Scientific Industries, Inc.*	128,064
19,500	ePlus, Inc.*	1,802,775
40,800	Everi Holdings, Inc.*	309,672
4,200	Fabrinet*	155,652
27,900	Insight Enterprises, Inc.*	1,281,168
13,000	JinkoSolar Holding Co. Ltd. ADR*	324,350
4,800	Kemet Corp.*	101,424
26,100	Kimball Electronics, Inc.*	565,065
18,300	Magal Security Systems Ltd.*	87,840
17,800	Methode Electronics, Inc.	753,830
20,332	Novanta, Inc.*	886,475
35,415	Optical Cable Corp.*	76,142
23,800	Park Electrochemical Corp.	440,300
36,800	PC Connection, Inc.	1,037,392
28,700	Perceptron, Inc.*	226,443
31,730	Photronics, Inc.*	280,811
39,674	Reis, Inc.	714,132
21,200	Richardson Electronics Ltd.	126,564
33,900	Rubicon Project, Inc. (The)*	131,871

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2017

Shares		Value
24,600	Rudolph Technologies, Inc.*	$ 646,980
60,100	Sigmatron International, Inc.*	503,638
2,433	STR Holdings, Inc.*	462
4,269	SYKES Enterprises, Inc.*	124,484
16,200	Systemax, Inc.	428,166
25,600	TESSCO Technologies, Inc.	318,720
13,200	Vishay Precision Group, Inc.*	322,080
650	WPCS International, Inc.*	1,137
45,600	XO Group, Inc.*	896,952
9,866	Zedge, Inc., Class B*	18,943

		14,443,418

Materials — 5.18%
43,790	American Vanguard Corp.	1,002,791
5,200	Ampco-Pittsburgh Corp.	90,480
37,000	Blue Earth Refineries, Inc.*(a)(b)(c)	0
6,629	Centerra Gold, Inc.*	47,066
15,700	China Green Agriculture, Inc.*	19,311
8,400	Friedman Industries, Inc.	51,660
35,790	FutureFuel Corp.	563,335
4,300	Hawkins, Inc.	175,440
5,100	Innospec, Inc.	314,415
17,200	KMG Chemicals, Inc.	943,936
11,500	Materion Corp.	496,225
5,640	Myers Industries, Inc.	118,158
1,700	Neenah Paper, Inc.	145,435
26	North American Palladium Ltd.*	127
16,100	Olympic Steel, Inc.	354,200
85,270	OMNOVA Solutions, Inc.*	933,707
870	Quaker Chemical Corp.	128,717
16,500	Rayonier Advanced Materials, Inc.	226,050
10,900	Real Industry, Inc.*	19,620
2,200	Stepan Co.	184,052
31,000	Trecora Resources*	412,300
22,200	Tredegar Corp.	399,600
7,800	Universal Stainless & Alloy Products, Inc.*	162,630
7,170	US Concrete, Inc.*	547,071
3,200	Vulcan International Corp.	275,200

		7,611,526

Real Estate — 3.04%
13,200	Agree Realty Corp. REIT	647,856
37,100	Cedar Realty Trust, Inc. REIT	208,502
8,400	Forestar Group, Inc.*(a)	144,480
11,342	Getty Realty Corp. REIT	324,495
23,500	MedEquities Realty Trust, Inc. REIT	276,125
23,100	Monmouth Real Estate Investment Corp. REIT	373,989
29,700	One Liberty Properties, Inc. REIT	723,492

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2017

Shares		Value
17,400	Ramco-Gershenson Properties Trust REIT	$ 226,374
8,100	RE/MAX Holdings, Inc. Class A	514,755
11,000	UMH Properties, Inc. REIT	171,050
10,800	Urstadt Biddle Properties, Inc. REIT, Class A	234,360
47,200	Whitestone REIT	615,960

		4,461,438

Telecommunication Services — 0.42%
15,200	IDT Corp., Class B	214,016
25,800	Spok Holdings, Inc.	396,030

		610,046

Utilities — 3.66%
3,000	American States Water Co.	147,750
3,708	California Water Service Group	141,460
15,685	Chesapeake Utilities Corp.	1,227,351
16,200	Connecticut Water Service, Inc.	960,660
22,300	Middlesex Water Co.	875,721
17,000	SJW Corp.	962,200
21,526	Unitil Corp.	1,064,676

		5,379,818

Total Common Stocks		143,733,364

(Cost $99,576,654)
Preferred Stocks — 0.85%
3,122	Alere, Inc.*	1,251,922

Total Preferred Stocks		1,251,922

(Cost $504,723)
Exchange Traded Funds — 0.10%
750	iShares Russell Microcap Index Fund	70,837
4,400	PowerShares Zacks Micro Cap Portfolio	84,176

Total Exchange Traded Funds		155,013

(Cost $57,304)

Rights/Warrants — 0.00%
444	Basic Energy Services, Inc. Warrants*	675
724	Eagle Bulk Shipping, Inc. Warrants, Expire 10/15/21*	43
992	Genco Shipping & Trading Ltd. Warrants, Expire 7/9/21*	179
6,100	Media General, Inc. Rights*(a)(c)	0
703	SilverBow Resources, Inc. Warrants*	141
703	SilverBow Resources, Inc. Warrants*	134

Total Rights/Warrants		1,172

(Cost $73,488)

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2017

Principal
Amount		Value
Corporate Bonds — 0.00%
$1,947	Trenwick America Corp.*(a)(b)(c)	$0
1,625	Trenwick America Corp.*(a)(b)(c)	0

Total Corporate Bonds		0

(Cost $0)

Shares
Investment Company — 1.25%
1,831,767	U.S. Government Money Market Fund, RBC Institutional Class 1 (d)	1,831,767

Total Investment Company		1,831,767
(Cost $1,831,767)

Total Investments	$146,973,238
(Cost $102,043,936)(e) — 100.04%

Liabilities in excess of other assets — (0.04)%	(62,480)

NET ASSETS — 100.00%	$146,910,758

*	Non-income producing security.
(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(b)	Security delisted or issuer in bankruptcy.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliated investment.
(e)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund

September 30, 2017

Shares		Value
Common Stocks — 95.26%
Consumer Discretionary — 12.17%
33,910	American Outdoor Brands Corp.*	$ 517,128
23,830	Carriage Services, Inc.	610,048
36,140	Dana Holding Corp.	1,010,474
70,390	Gray Television, Inc.*	1,105,123
41,040	Libbey, Inc.	380,030
32,990	Motorcar Parts of America, Inc.*	971,885
26,850	New Media Investment Group, Inc.	397,111
11,110	Red Robin Gourmet Burgers, Inc.*	744,370
28,470	Steven Madden Ltd.*	1,232,751
24,360	Tandy Leather Factory, Inc.*	192,444
37,790	Taylor Morrison Home Corp., Class A*	833,270
25,320	Unifi, Inc.*	902,152
10,900	Universal Electronics, Inc.*	691,060

		9,587,846

Consumer Staples — 1.69%
26,530	Dean Foods Co.	288,646
15,560	John B Sanfilippo & Son, Inc.	1,047,344

		1,335,990

Energy — 4.98%
76,750	Callon Petroleum Co.*	862,670
34,860	Delek US Holdings, Inc.	931,808
32,790	Gulfport Energy Corp.*	470,209
68,029	Ring Energy, Inc.*	985,740
19,460	RSP Permian, Inc.*	673,121

		3,923,548

Financials — 25.87%
9,600	American Financial Group, Inc.	993,120
24,800	AMERISAFE, Inc.	1,443,360
33,330	Chemical Financial Corp.	1,741,826
43,840	CoBiz Financial, Inc.	861,018
12,900	Community Bank System, Inc.	712,725
104,190	Compass Diversified Holdings	1,849,373
965	First Busey Corp.	30,262
33,229	Hanmi Financial Corp.	1,028,438
42,160	Heritage Financial Corp.	1,243,720
17,033	LegacyTexas Financial Group, Inc.	679,957
24,320	Mercantile Bank Corp.	848,768
5,010	Northrim BanCorp, Inc.	175,099
37,880	Pacific Premier Bancorp, Inc.*	1,429,970
13,170	ProAssurance Corp.	719,741
6,980	Reinsurance Group of America, Inc.	973,919
49,890	Sterling Bancorp	1,229,789
32,470	Synovus Financial Corp.	1,495,568

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2017

Shares		Value
19,440	Texas Capital Bancshares, Inc.*	$ 1,667,952
44,350	United Community Banks, Inc.	1,265,749

		20,390,354

Health Care — 4.26%
29,770	Globus Medical, Inc., Class A*	884,764
47,190	Invacare Corp.	743,243
7,320	PharMerica Corp.*	214,476
3,390	Teleflex, Inc.	820,278
7,220	West Pharmaceutical Services, Inc.	694,997

		3,357,758

Industrials — 18.43%
116,998	ACCO Brands Corp.*	1,392,276
46,860	BMC Stock Holdings, Inc.*	1,000,461
48,900	Casella Waste Systems, Inc., Class A*	919,320
36,360	Columbus McKinnon Corp.	1,376,953
28,063	Ducommun, Inc.*	899,419
18,220	EnerSys, Inc.	1,260,277
26,150	Ennis, Inc.	513,848
27,480	Greenbrier Cos., Inc. (The)	1,323,162
23,430	Herman Miller, Inc.	841,137
2,770	Kirby Corp.*	182,681
20,670	Lydall, Inc.*	1,184,391
46,246	Marten Transport Ltd.	950,355
47,790	NN, Inc.	1,385,910
9,935	Patrick Industries, Inc.*	835,534
13,700	Spirit Airlines, Inc.*	457,717

		14,523,441

Information Technology — 7.77%
4,790	Coherent, Inc.*	1,126,464
6,770	Cohu, Inc.	161,397
29,130	Novanta, Inc.*	1,270,068
45,040	PC Connection, Inc.	1,269,678
36,150	Sapiens International Corp.*	477,180
8,650	Synaptics, Inc.*	338,907
6,810	Take-Two Interactive Software, Inc.*	696,186
32,190	Vishay Precision Group, Inc.*	785,436

		6,125,316

Materials — 5.83%
7,420	Kaiser Aluminum Corp.	765,299
24,249	Koppers Holdings, Inc.*	1,119,091
130,740	OMNOVA Solutions, Inc.*	1,431,603
16,740	Reliance Steel & Aluminum Co.	1,275,086

		4,591,079

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2017

Shares		Value
Real Estate — 8.94%
37,060	Columbia Property Trust, Inc. REIT	$ 806,796
31,400	Community Healthcare Trust, Inc., REIT	846,544
10,990	CubeSmart, REIT	285,300
68,030	DiamondRock Hospitality Co. REIT	744,929
5,680	EastGroup Properties, Inc. REIT	500,522
24,056	Gramercy Property Trust, REIT	727,694
26,330	LaSalle Hotel Properties REIT	764,097
25,420	National Storage Affiliates Trust, REIT	616,181
32,780	Physicians Realty Trust, REIT	581,189
20,620	STAG Industrial, Inc. REIT	566,431
16,680	Terreno Realty Corp. REIT	603,482

		7,043,165

Utilities — 5.32%
15,540	NorthWestern Corp.	884,848
34,830	Portland General Electric Co.	1,589,641
23,050	Spire, Inc.	1,720,683

		4,195,172

Total Common Stocks		75,073,669

(Cost $69,546,441)
Investment Company — 4.54%
3,579,686	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	3,579,686

Total Investment Company		3,579,686

(Cost $3,579,686)

Total Investments		$78,653,355
(Cost $73,126,127)(b) — 99.80%

Other assets in excess of liabilities — 0.20%		154,753

NET ASSETS — 100.00%		$78,808,108

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

41

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2017

	RBC	RBC	RBC	RBC	RBC
	SMID Cap	Enterprise	Small Cap	Microcap	Small Cap
	Growth Fund	Fund	Core Fund	Value Fund	Value Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $59,502,746, $44,497,545, $187,459,714, $100,212,169 and $69,546,441, respectively)	$76,768,601	$90,558,606	$287,074,543	$145,141,471	$75,073,669
Affiliated investments (cost $570,257, $251,438, $3,272,660, $1,831,767 and $3,579,686, respectively)	570,257	251,438	3,272,660	1,831,767	3,579,686
Interest and dividends receivable	22,651	17,231	93,405	168,643	81,391
Receivable for capital shares issued	1,236	—	143,322	25,651	143,643
Receivable for investments sold	—	220,937	181,094	—	—
Prepaid expenses	21,603	15,819	20,558	13,704	11,969

Total Assets	77,384,348	91,064,031	290,785,582	147,181,236	78,890,358

Liabilities:
Payable for capital shares redeemed	7,954	32,591	80,780	90,763	—
Payable for investments purchased	218,245	90,740	405,264	—	3,782
Accrued expenses and other payables:
Investment advisory fees	27,216	58,719	135,820	93,671	41,238
Administration fees	4,804	5,484	17,442	8,957	—
Audit fees	24,201	24,237	24,129	24,847	24,164
Distribution fees	8,012	207	—	—	—
Shareholder reports	2,684	4,531	9,603	8,986	1,110
Transfer agent fees	10,135	14,663	53,264	30,479	4,943
Other	6,619	8,268	9,680	12,775	7,013

Total Liabilities	309,870	239,440	735,982	270,478	82,250

Net Assets	$77,074,478	$90,824,591	$290,049,600	$146,910,758	$78,808,108

Net Assets Consist Of:
Capital	$45,335,107	$31,121,497	$186,386,331	$89,587,385	$71,683,823
Undistributed net investment income (loss)	(223,978)	—	(215,075)	304,745	188,046
Accumulated net realized gains (losses) from investment transactions and foreign currency	14,697,494	13,642,033	4,263,515	12,089,326	1,409,011
Net unrealized appreciation on investments and foreign currency	17,265,855	46,061,061	99,614,829	44,929,302	5,527,228

Net Assets	$77,074,478	$90,824,591	$290,049,600	$146,910,758	$78,808,108

Net Assets:
Class A	$11,599,831	$1,445,161	$14,574,123	$7,276,170	$ N/A
Class I	65,463,244	89,379,430	274,434,489	139,634,588	72,851,662
Class R6	11,403	N/A	1,040,988	N/A	5,956,446

Total	$77,074,478	$90,824,591	$290,049,600	$146,910,758	$78,808,108

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	RBC	RBC	RBC	RBC	RBC
	SMID Cap	Enterprise	Small Cap	Microcap	Small Cap
	Growth Fund	Fund	Core Fund	Value Fund	Value Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	788,273	53,803	375,130	221,123	N/A
Class I	4,026,308	3,222,257	6,790,147	4,235,323	5,422,775
Class R6	701	N/A	25,730	N/A	440,955

Total	4,815,282	3,276,060	7,191,007	4,456,446	5,863,730

Net Asset Values and Redemption Prices per Share:
Class A(a)	$14.72	$26.86	$38.85	$32.91	$ N/A

Class I	$16.26	$27.74	$40.42	$32.97	$13.43

Class R6	$16.27	N/A	$40.46	N/A	$13.51

Maximum Offering Price Per Share:
Class A	$15.62	$28.50	$41.22	$34.92	$ N/A

Maximum Sales Charge - Class A	5.75%	5.75%	5.75%	5.75%	N/A

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to Financial Statements.

43

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2017

RBC SMID Cap	RBC Enterprise	RBC Small Cap	RBC Microcap	RBC Small Cap
Growth Fund	Fund	Core Fund	Value Fund	Value Fund

Investment Income:
Dividend income - unaffiliated	$454,191	$890,793	$2,686,357	$2,404,416	$643,166
Dividend income - affiliated	7,801	6,196	34,356	4,193	15,304
Foreign tax withholding	(1,152)	(464)	—	(1,439)	—

Total Investment Income	460,840	896,525	2,720,713	2,407,170	658,470

Expenses:
Investment advisory fees	547,486	865,068	2,320,147	1,330,229	356,427
Distribution fees - Class A	28,597	3,381	31,637	20,279	—
Accounting fees	28,979	29,708	38,716	32,459	27,296
Administration fees	58,659	69,596	204,719	110,852	—
Audit fees	36,777	36,813	36,705	37,423	36,740
Custodian fees	3,052	4,271	9,074	4,375	11,291
Insurance fees	3,665	3,665	3,665	3,665	3,667
Legal fees	18,952	7,920	65,379	11,956	3,032
Registration and filing fees	55,051	37,802	58,231	36,924	43,664
Shareholder reports	11,331	18,344	31,913	35,785	4,254
Transfer agent fees - Class A	28,012	7,141	24,911	32,070	—
Transfer agent fees - Class I	47,853	98,511	330,131	202,032	29,437
Transfer agent fees - Class R6	4,556	—	4,560	—	4,596
Trustees’ fees	5,141	5,827	16,903	9,191	2,455
Other fees	11,907	11,295	17,596	26,074	10,716

Total expenses before fee waiver/reimbursement	890,018	1,199,342	3,194,287	1,893,314	533,575
Expenses waived/reimbursed by:
Advisor	(196,623)	(193,758)	(705,991)	(291,518)	(88,928)

Net Expenses	693,395	1,005,584	2,488,296	1,601,796	444,647

Net Investment Income (Loss)	(232,555)	(109,059)	232,417	805,374	213,823

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	15,178,661	14,325,160	9,694,098	12,155,490	1,461,805
Net change in unrealized appreciation/depreciation on investments and foreign currency	(5,923,148)	7,787,110	29,532,276	13,987,353	4,896,874

Net realized/unrealized gains from investments	9,255,513	22,112,270	39,226,374	26,142,843	6,358,679

Change in net assets resulting from operations	$9,022,958	$22,003,211	$39,458,791	$26,948,217	$6,572,502

See Notes to Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

RBC SMID Cap
Growth Fund
For the	For the
Year Ended	Year Ended
September 30, 2017	September 30, 2016

From Investment Activities:
Operations:
Net investment loss	$(232,555)	$(153,273)
Net realized gains from investment transactions	15,178,661	5,351,638
Net change in unrealized appreciation/depreciation on investments	(5,923,148)	4,438,779

Change in net assets resulting from operations	9,022,958	9,637,144

Distributions to Class A Shareholders:
From net realized gains	(886,609)	(1,355,182)
Distributions to Class I Shareholders:
From net realized gains	(4,241,940)	(5,590,012)
Distributions to Class R6 Shareholders:
From net realized gains	(682)	—

Change in net assets resulting from shareholder distributions	(5,129,231)	(6,945,194)

Capital Transactions:
Proceeds from shares issued	11,863,799	32,011,667
Distributions reinvested	5,053,916	6,849,002
Cost of shares redeemed	(41,909,394)	(10,385,986)

Change in net assets resulting from capital transactions	(24,991,679)	28,474,683

Net Increase (decrease) in net assets	(21,097,952)	31,166,633
Net Assets:
Beginning of year	98,172,430	67,005,797

End of year	$77,074,478	$98,172,430

Distributions in excess of net investment income	$(223,978)	$(176,178)

Share Transactions:
Issued	782,046	2,124,305
Reinvested	356,322	502,417
Redeemed	(2,841,098)	(739,325)

Change in shares resulting from capital transactions	(1,702,730)	1,887,397

See Notes to Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

RBC Enterprise Fund
For the	For the
Year Ended	Year Ended
September 30, 2017	September 30, 2016

From Investment Activities:
Operations:
Net investment loss	$(109,059)	$(96,315)
Net realized gains from investment transactions	14,325,160	817,844
Net change in unrealized appreciation/depreciation on investments	7,787,110	12,099,665

Change in net assets resulting from operations	22,003,211	12,821,194

Distributions to Class A Shareholders:
From net investment income	(384)	—
From net realized gains	(13,842)	(80,685)
Distributions to Class I Shareholders:
From net investment income	(257,301)	(257,698)
From net realized gains	(962,243)	(5,807,743)

Change in net assets resulting from shareholder distributions	(1,233,770)	(6,146,126)

Capital Transactions:
Proceeds from shares issued	600,110	526,008
Distributions reinvested	1,163,116	5,812,298
Cost of shares redeemed	(36,094,124)	(14,275,233)

Change in net assets resulting from capital transactions	(34,330,898)	(7,936,927)

Net decrease in net assets	(13,561,457)	(1,261,859)
Net Assets:
Beginning of year	104,386,048	105,647,907

End of year	$90,824,591	$104,386,048

Distributions in excess of net investment income	$—	$(39,129)

Share Transactions:
Issued	24,781	26,485
Reinvested	47,683	299,718
Redeemed	(1,505,995)	(705,606)

Change in shares resulting from capital transactions	(1,433,531)	(379,403)

See Notes to Financial Statements.

46

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

RBC Small Cap Core Fund
For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

From Investment Activities:
Operations:
Net investment income (loss)	$232,417	$(46,959)
Net realized gains (losses) from investment transactions	9,694,098	(4,150,947)
Net change in unrealized appreciation/depreciation on investments	29,532,276	45,588,780

Change in net assets resulting from operations	39,458,791	41,390,874

Distributions to Class A Shareholders:
From net realized gains	—	(154,785)
Distributions to Class I Shareholders:
From net investment income	(436,339)	(164,209)
From net realized gains	—	(3,088,120)
Distributions to Class R6 Shareholders:
From net investment income	(9)	—

Change in net assets resulting from shareholder distributions	(436,348)	(3,407,114)

Capital Transactions:
Proceeds from shares issued	67,499,706	39,090,686
Distributions reinvested	428,287	3,250,461
Cost of shares redeemed	(74,573,714)	(56,191,638)

Change in net assets resulting from capital transactions	(6,645,721)	(13,850,491)

Net increase in net assets	32,376,722	24,133,269
Net Assets:
Beginning of year	257,672,878	233,539,609

End of year	$290,049,600	$257,672,878

Distributions in excess of net investment income	$(215,075)	$(409,259)

Share Transactions:
Issued	1,807,571	1,283,885
Reinvested	11,150	107,253
Redeemed	(2,035,486)	(1,879,937)

Change in shares resulting from capital transactions	(216,765)	(488,799)

See Notes to Financial Statements.

47

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

RBC Microcap Value Fund
For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

From Investment Activities:
Operations:
Net investment income	$805,374	$557,988
Net realized gains from investment transactions	12,155,490	8,082,929
Net change in unrealized appreciation/depreciation on investments	13,987,353	10,518,615

Change in net assets resulting from operations	26,948,217	19,159,532

Distributions to Class A Shareholders:
From net investment income	(20,416)	(30,869)
From net realized gains	(463,470)	(112,251)
Distributions to Class I Shareholders:
From net investment income	(715,339)	(726,945)
From net realized gains	(7,603,069)	(1,415,402)

Change in net assets resulting from shareholder distributions	(8,802,294)	(2,285,467)

Capital Transactions:
Proceeds from shares issued	6,964,015	17,491,384
Distributions reinvested	7,402,253	1,959,231
Cost of shares redeemed	(36,050,202)	(26,310,976)

Change in net assets resulting from capital transactions	(21,683,934)	(6,860,361)

Net increase (decrease) in net assets	(3,538,011)	10,013,704
Net Assets:
Beginning of year	150,448,769	140,435,065

End of year	$146,910,758	$150,448,769

Undistributed net investment income	$304,745	$199,210

Share Transactions:
Issued	226,957	663,449
Reinvested	234,100	74,270
Redeemed	(1,174,718)	(986,502)

Change in shares resulting from capital transactions	(713,661)	(248,783)

See Notes to Financial Statements.

48

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

		RBC Small Cap
	Value Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
From Investment Activities:
Operations:
Net investment income	$213,823	$43,710
Net realized gains from investment transactions	1,461,805	126,690
Net change in unrealized appreciation/depreciation on investments	4,896,874	816,465

Change in net assets resulting from operations	6,572,502	986,865

Distributions to Class I Shareholders:
From net investment income	(42,304)	(82,471)
From net realized gains	(171,674)	(40,742)

Distributions to Class R6 Shareholders:
From net realized gains	(178)	—

Change in net assets resulting from shareholder distributions	(214,156)	(123,213)

Capital Transactions:
Proceeds from shares issued	79,615,397	59,136
Distributions reinvested	209,695	119,352
Cost of shares redeemed	(13,502,286)	—

Change in net assets resulting from capital transactions	66,322,806	178,488

Net increase in net assets	72,681,152	1,042,140

Net Assets:
Beginning of year	6,126,956	5,084,816

End of year	$78,808,108	$6,126,956

Undistributed net investment income	$188,046	$6,787

Share Transactions:
Issued	6,382,305	6,062
Reinvested	16,642	12,254
Redeemed	(1,075,997)	—

Change in shares resulting from capital transactions	5,322,950	18,316

See Notes to Financial Statements.

49

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2017	$13.92	(0.07)(a)	1.91	(b)	1.84	(1.04)	(1.04)	$14.72
Year Ended September 30, 2016	13.57	(0.06)(a)	1.95	(b)	1.89	(1.54)	(1.54)	13.92
Year Ended September 30, 2015	15.60	(0.08)(a)	0.53	(b)	0.45	(2.48)	(2.48)	13.57
Year Ended September 30, 2014	16.10	(0.11)(a)	0.77	(b)	0.66	(1.16)	(1.16)	15.60
Year Ended September 30, 2013	14.61	(0.09)(a)	3.35	(b)	3.26	(1.77)	(1.77)	16.10
Class I
Year Ended September 30, 2017	$15.24	(0.04)(a)	2.10	(b)	2.06	(1.04)	(1.04)	$16.26
Year Ended September 30, 2016	14.68	(0.03)(a)	2.13	(b)	2.10	(1.54)	(1.54)	15.24
Year Ended September 30, 2015	16.65	(0.05)(a)	0.56	(b)	0.51	(2.48)	(2.48)	14.68
Year Ended September 30, 2014	17.07	(0.08)(a)	0.82	(b)	0.74	(1.16)	(1.16)	16.65
Year Ended September 30, 2013	15.34	(0.06)(a)	3.56	(b)	3.50	(1.77)	(1.77)	17.07
Class R6
Period Ended September 30, 2017(c)	$15.30	(0.03)(a)	2.04	(b)	2.01	(1.04)	(1.04)	$16.27

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2017	14.18%	$ 11,600	1.10%	(0.50%)	1.50%	18%
Year Ended September 30, 2016	14.99%	12,106	1.10%	(0.43%)	1.46%	14%
Year Ended September 30, 2015	2.20%	12,070	1.10%	(0.56%)	1.45%	18%
Year Ended September 30, 2014	3.90%	12,503	1.14%†	(0.70%)	1.47%	17%
Year Ended September 30, 2013	25.08%	13,620	1.35%	(0.65%)	1.46%	16%
Class I
Year Ended September 30, 2017	14.40%	$ 65,463	0.85%	(0.26%)	1.07%	18%
Year Ended September 30, 2016	15.32%	86,067	0.85%	(0.18%)	1.05%	14%
Year Ended September 30, 2015	2.44%	54,935	0.85%	(0.31%)	1.07%	18%
Year Ended September 30, 2014	4.16%	56,329	0.89%†	(0.45%)	1.04%	17%
Year Ended September 30, 2013	25.48%	61,546	1.10%	(0.40%)	1.20%	16%
Class R6
Period Ended September 30, 2017(b)	14.03%(c)	$ 11	0.80%(d)	(0.22%)(d)	50.53%(d)	18%

*	Excludes sales charge.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
†	Beginning November 27, 2013, the net operating expenses were contractually limited to 1.10% and 0.85% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2014.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

51

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended September 30, 2017	$ 21.49	(0.09)(a)	5.68	(b)	5.59	(0.01)	(0.21)	(0.22)	$ 26.86
Year Ended September 30, 2016	20.16	(0.07)(a)	2.59	(b)	2.52	—	(1.19)	(1.19)	21.49
Year Ended September 30, 2015	25.16	(0.07)(a)	(1.72)	(b)	(1.79)	—	(3.21)	(3.21)	20.16
Year Ended September 30, 2014	26.48	(0.12)(a)	(0.52)	(b)	(0.64)	—	(0.68)	(0.68)	25.16
Year Ended September 30, 2013	19.45	0.06(a)	6.99	(b)	7.05	(0.02)	—	(0.02)	26.48
Class I
Year Ended September 30, 2017	$ 22.17	(0.03)(a)	5.87	(b)	5.84	(0.06)	(0.21)	(0.27)	$ 27.74
Year Ended September 30, 2016	20.77	(0.02)(a)	2.66	(b)	2.64	(0.05)	(1.19)	(1.24)	22.17
Year Ended September 30, 2015	25.77	(0.02)(a)	(1.77)	(b)	(1.79)	—	(3.21)	(3.21)	20.77
Year Ended September 30, 2014	27.05	(0.06)(a)	(0.53)	(b)	(0.59)	(0.01)	(0.68)	(0.69)	25.77
Year Ended September 30, 2013	19.85	0.10(a)	7.16	(b)	7.26	(0.06)	—	(0.06)	27.05

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2017	26.15%	$ 1,445	1.33%	(0.39%)	1.96%	26%
Year Ended September 30, 2016	13.31%	1,303	1.33%	(0.35%)	2.00%	11%
Year Ended September 30, 2015	(8.73%)	1,410	1.33%	(0.30%)	1.85%	16%
Year Ended September 30, 2014	(2.62%)	2,708	1.33%	(0.45%)	1.75%	19%
Year Ended September 30, 2013	36.31%	3,025	1.33%	0.25%	1.54%	16%
Class I
Year Ended September 30, 2017	26.51%	$ 89,379	1.08%	(0.11%)	1.28%	26%
Year Ended September 30, 2016	13.56%	103,083	1.08%	(0.09%)	1.25%	11%
Year Ended September 30, 2015	(8.50%)	104,237	1.08%	(0.09%)	1.21%	16%
Year Ended September 30, 2014	(2.36%)	124,229	1.08%	(0.20%)	1.20%	19%
Year Ended September 30, 2013	36.69%	138,882	1.08%	0.44%	1.29%	16%

*	Excludes sales charge.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to Financial Statements.

53

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2017	$33.53	(0.04)(a)	5.36	(b)	5.32	—	—	—	$38.85
Year Ended September 30, 2016	28.55	(0.07)(a)	5.46	(b)	5.39	—	(0.41)	(0.41)	33.53
Year Ended September 30, 2015	30.66	(0.04)(a)	(0.91)	(b)	(0.95)	—	(1.16)	(1.16)	28.55
Year Ended September 30, 2014	30.53	(0.09)(a)	1.04	(b)	0.95	—	(0.82)	(0.82)	30.66
Year Ended September 30, 2013	24.45	0.09(a)	7.65	(b)	7.74	(0.08)	(1.58)	(1.66)	30.53
Class I(c)
Year Ended September 30, 2017	$34.85	0.04(a)	5.59	(b)	5.63	(0.06)	—	(0.06)	$40.42
Year Ended September 30, 2016	29.61	—(a)(b)	5.67	(b)	5.67	(0.02)	(0.41)	(0.43)	34.85
Year Ended September 30, 2015	31.68	0.04(a)	(0.95)	(b)	(0.91)	—	(1.16)	(1.16)	29.61
Year Ended September 30, 2014	31.45	(0.01)(a)	1.06	(b)	1.05	—	(0.82)	(0.82)	31.68
Year Ended September 30, 2013	25.11	0.12(a)	7.92	(b)	8.04	(0.12)	(1.58)	(1.70)	31.45
Class R6
Period Ended September 30, 2017(d)	$37.08	(0.11)(a)	3.52	(b)	3.41	(0.03)	—	(0.03)	$40.46

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.
(d)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2017	15.87%	$ 14,574	1.15%	(0.11%)	1.47%	29%
Year Ended September 30, 2016	19.07%	12,960	1.15%	(0.23%)	1.47%	20%
Year Ended September 30, 2015	(3.47%)	7,303	1.15%	(0.13%)	1.34%	36%
Year Ended September 30, 2014	3.05%	8,971	1.15%	(0.30%)	1.57%	29%
Year Ended September 30, 2013	33.57%	9,186	1.17%†	0.34%	1.48%	26%
Class I(b)
Year Ended September 30, 2017	16.18%	$ 274,434	0.90%	0.10%	1.15%	29%
Year Ended September 30, 2016	19.35%	244,713	0.90%	(0.01%)	1.13%	20%
Year Ended September 30, 2015	(3.22%)	226,237	0.90%	0.11%	1.13%	36%
Year Ended September 30, 2014	3.29%	209,104	0.90%	(0.04%)	1.13%	29%
Year Ended September 30, 2013	33.96%	138,426	0.90%†	0.47%	1.20%	26%
Class R6
Period Ended September 30, 2017(c)	9.21%(d)	$ 1,041	0.87%(e)	(0.33%)(e)	6.88%(e)	29%

*	Excludes sales charge.
†	Beginning November 27, 2012, the net operating expenses were contractually limited to 1.15% and 0.90% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2013.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.
(c)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

55

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value,	Net	Net Realized and		Total from	Net	Net
	Beginning	Investment	Unrealized Gains (Losses)	Redemption	Investment	Investment	Realized	Total	Net Asset Value,
	of Year	Income (Loss)	on Investments	Fees	Activities	Income	Gains	Distributions	End of Year
Class A
Year Ended September 30, 2017	$29.05	0.09(a)	5.45	(b)	5.54	(0.07)	(1.61)	(1.68)	$32.91
Year Ended September 30, 2016	25.88	0.04(a)	3.50	(b)	3.54	(0.08)	(0.29)	(0.37)	29.05
Year Ended September 30, 2015	26.68	0.06(a)	(0.06)	(b)	—	(0.10)	(0.70)	(0.80)	25.88
Year Ended September 30, 2014	25.10	0.09(a)	1.69	(b)	1.78	(0.20)	—	(0.20)	26.68
Year Ended September 30, 2013	18.91	0.15(a)	6.18	(b)	6.33	(0.14)	—	(0.14)	25.10
Class I(c)
Year Ended September 30, 2017	$29.10	0.17(a)	5.46	(b)	5.63	(0.15)	(1.61)	(1.76)	$32.97
Year Ended September 30, 2016	25.92	0.11(a)	3.51	(b)	3.62	(0.15)	(0.29)	(0.44)	29.10
Year Ended September 30, 2015	26.73	0.13(a)	(0.07)	(b)	0.06	(0.17)	(0.70)	(0.87)	25.92
Year Ended September 30, 2014	25.13	0.15(a)	1.71	(b)	1.86	(0.26)	—	(0.26)	26.73
Year Ended September 30, 2013	18.93	0.20(a)	6.18	(b)	6.38	(0.18)	—	(0.18)	25.13

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total	Net Assets,	Ratio of Net Expenses	Ratio of Net Investment Income (Loss)	Ratio of Expenses	Portfolio
	Return*(a)	End of Year (000’s)	to Average Net Assets	to Average Net Assets	to Average Net Assets**	Turnover Rate***
Class A
Year Ended September 30, 2017	19.32%	$ 7,276	1.32%	0.31%	1.75%	9%
Year Ended September 30, 2016	13.80%	9,136	1.32%	0.15%	1.76%	11%
Year Ended September 30, 2015	(0.18%)	10,300	1.32%	0.20%	1.69%	5%
Year Ended September 30, 2014	7.09%	10,029	1.32%	0.32%	1.69%	11%
Year Ended September 30, 2013	33.66%	6,417	1.32%	0.69%	1.52%	4%
Class I(b)
Year Ended September 30, 2017	19.62%	$ 139,635	1.07%	0.56%	1.25%	9%
Year Ended September 30, 2016	14.10%	141,313	1.07%	0.40%	1.24%	11%
Year Ended September 30, 2015	0.04%	130,135	1.07%	0.47%	1.22%	5%
Year Ended September 30, 2014	7.39%	134,345	1.07%	0.55%	1.23%	11%
Year Ended September 30, 2013	33.96%	144,915	1.07%	1.08%	1.26%	4%

*	Excludes sales charge.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

See Notes to Financial Statements.

57

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value,	Net	Net Realized and		Total from	Net	Net
	Beginning	Investment	Unrealized Gains (Losses)	Redemption	Investment	Investment	Realized	Total	Net Asset Value,
	of Period	Income/(Loss)	on Investments	Fees	Activities	Income	Gains	Distributions	End of Period
Class I
Year Ended September 30, 2017	$ 11.33	0.06(a)	2.31	(b)	2.37	(0.05)	(0.22)	(0.27)	$ 13.43
Year Ended September 30, 2016	9.73	0.08(a)	1.76	—	1.84	(0.16)	(0.08)	(0.24)	11.33
Period Ended September 30, 2015(c)	10.00	0.06(a)	(0.30)	—	(0.24)	(0.03)	—	(0.03)	9.73
Class R6
Period Ended September 30, 2017(d)	$ 12.26	0.06(a)	1.41	—(b)	1.47	—	(0.22)	(0.22)	$ 13.51

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.
(d)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total	Net Assets,	Ratio of Net Expenses	Ratio of Net Investment Income (Loss)	Ratio of Expenses	Portfolio
	Return*(a)	End of Period (000’s)	to Average Net Assets	to Average Net Assets	to Average Net Assets**	Turnover Rate***
Class I
Year Ended September 30, 2017	21.10%	$ 72,852	1.00%	0.48%	1.19%	35%
Year Ended September 30, 2016	19.26%	6,127	1.00%	0.79%	2.71%	47%
Period Ended September 30, 2015(b)	(2.42%)(c)	5,085	1.00%(d)	0.67%(d)	3.50%(d)	41%
Class R6
Period Ended September 30, 2017(e)	12.10%(c)	5,956	0.95%(d)	0.56%(d)	1.31%(d)	35%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.
(c)	Not Annualized.
(d)	Annualized.
(e)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

See Notes to Financial Statements.

59

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 16 portfolios. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

- RBC Enterprise Fund (“Enterprise Fund”)

- RBC Small Cap Core Fund (“Small Cap Core Fund”)

- RBC Microcap Value Fund (“Microcap Value Fund”)

- RBC Small Cap Value Fund (“Small Cap Value Fund”)

The SMID Cap Growth and Small Cap Core Funds offer three share classes: Class A, Class R6 (effective November 21, 2016) and Class I shares. The Enterprise and Microcap Value Funds offer two share classes: Class A and Class I shares. The Small Cap Value Fund offers Class I and Class R6 shares (effective November 21, 2016). On November 27, 2012, Class C shares were converted to Class A shares for the SMID Cap Growth, Enterprise, Small Cap Core and Microcap Value Funds and Class S shares were converted to Class I shares for SMID Cap Growth and Enterprise Funds. For the Small Cap Core and Microcap Value Funds, which did not previously have Class I shares, the Class S shares were redesignated as Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies:

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

60

NOTES TO FINANCIAL STATEMENTS

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level

1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the

61

NOTES TO FINANCIAL STATEMENTS

forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

●  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

62

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2017 is as follows:

Investments in Securities	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
SMID Cap Growth Fund	$77,338,858	(a)	$—	$ —	$77,338,858
Enterprise Fund	90,810,044	(a)	—	—	90,810,044
Small Cap Core Fund	290,347,203	(a)	—	—	290,347,203
Microcap Value Fund	143,817,519	(a)	3,014,599(b)	141,120	146,973,238
Small Cap Value Fund	78,653,355	(a)	—	—	78,653,355

(a) The breakdown of the Fund’s investments into major categories is disclosed in the Schedules of Portfolio Investments.

(b) Represents securities in the Consumer Discretionary ($1,025,889), Financials ($1,079,803), Industrials ($487,500), Information Technology ($1,550), Materials ($275,200), Real Estate ($144,480) and Rights/Warrants ($177) sections of the Schedule of Portfolio Investments.

The Funds did not have any liabilities that were measured at fair value on a recurring basis at September 30, 2017.

During the year ended September 30, 2017, the Funds, except Microcap Value Fund, recognized no transfers to/from Level 1 or Level 2. For Microcap Value Fund, transfers to Level 2 from Level 1 in the amount of $2,047,734 were due to the absence of an active trading market for the securities on September 30, 2017; securities were transferred from Level 2 to Level 1 in the amount of $206,587 since the trading market became active for the securities. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Following is reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Microcap Value Fund
(Common Stocks- Industrials)
Balance as of 09/30/16 (value)	$137,928
Change in unrealized appreciation (depreciation) *	3,192
Balance as of 9/30/17 (value)	$141,120

* Net change in unrealized appreciation (depreciation) in Level 3 securities still held at September 30, 2017.

The Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile and potential defaults which may not be generally observable for either the security or for assets of a similar type. Inputs with respect to variable rate securities may also include assumptions regarding future interest rate changes. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

63

NOTES TO FINANCIAL STATEMENTS

Financial Instruments:

Repurchase Agreements:

The Funds, except SMID Cap Growth Fund, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default. There were no repurchase agreements held during the year ended September 30, 2017.

Affiliated Investments:

The Funds may invest in other Funds of the Trust (each an “Affiliated Fund”). The Funds utilize U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. The income earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

	Value September 30, 2016	Purchases	Sales	Value September 30, 2017	Dividends
Investments in U.S. Government Money Market Fund — RBC Institutional Class 1
SMID Cap Growth Fund	$2,073,995	$12,776,357	$(14,280,095)	$ 570,257	$ 7,801
Enterprise Fund	655,591	38,696,146	(39,100,299)	251,438	6,196
Small Cap Core Fund	3,369,639	61,693,045	(61,790,024)	3,272,660	34,356
Microcap Value Fund	1,306,236	19,689,065	(19,163,534)	1,831,767	4,193
Small Cap Value Fund	98,611	69,006,601	(65,525,526)	3,579,686	15,304

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

64

NOTES TO FINANCIAL STATEMENTS

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, redesignation of distributions and basis adjustments on investments in passive foreign investment companies (PFICs) and partnerships.), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2017, permanent difference reclassification amounts were as follows:

	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)	Increase/(Decrease) Paid in Capital
SMID Cap Growth Fund	$184,755	$(184,755)	$—
Enterprise Fund	405,873	(405,873)	—
Small Cap Core Fund	398,115	(398,115)	—
Microcap Value Fund	35,916	(35,916)	—
Small Cap Value Fund	9,740	(9,740)	—

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the agreements, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%

65

NOTES TO FINANCIAL STATEMENTS

	Average Daily Net Assets of Fund	Annual Rate

Enterprise Fund	Up to $30 million	1.00%
	Over $30 million	0.90%

Small Cap Core Fund	All Net Assets	0.85%
Microcap Value Fund	All Net Assets	0.90%
Small Cap Value Fund	All Net Assets	0.80%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
SMID Cap Growth Fund	1.10%	0.85%	0.80%
Enterprise Fund	1.33%	1.08%	N/A
Small Cap Core Fund	1.15%	0.90%	0.87%
Microcap Value Fund	1.32%	1.07%	N/A
Small Cap Value Fund	N/A	1.00%	0.95%

This expense limitation agreement is in place until January 31, 2018, and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 12 months (3 years for Small Cap Value Fund) from the date on which the fee was waived or expense was paid by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

	FYE 9/30/15	FYE 9/30/16	FYE 9/30/17	Total
SMID Cap Growth Fund	$ —	$ —	$194,560	$194,560
Enterprise Fund	—	—	191,985	191,985
Small Cap Core Fund	—	—	696,767	696,767
Microcap Value Fund	—	—	290,340	290,340
Small Cap Value Fund	106,609	93,970	85,537	286,116

There was no recoupment of expense reimbursements/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM (US) voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM (US) indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2017, the amount waived was $2,063, $1,773, $9,224, $1,178 and $3,391 for the SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, and Small Cap Value Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM (US) received from each Fund except Small Cap Value Fund a fee, payable monthly, at the annual rate of 0.075% of each Fund’s average daily net assets. Effective October 2, 2017, RBC GAM (US) no longer receives a fee under the administrative services agreement. BNY Mellon receives a fee for its services

66

NOTES TO FINANCIAL STATEMENTS

payable by each Fund based on each Funds’ average net assets. RBC GAM (US)’s fee is listed as “Administration fees” in the Statements of Operations. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain officers and trustees of the Trust are affiliated with the Advisor or the Co-Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $49,000 ($54,000 effective October 1, 2017). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of the Class R6 Shares, the Advisor invested seed capital to provide the share class its initial investment assets. The table below shows, as of September 30, 2017, the Fund’s net assets, the shares of the Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
SMID Cap Growth Fund	$77,074,478	701	0.0%
Small Cap Core Fund	$290,049,600	270	0.0%
Small Cap Value Fund	$78,808,108	830	0.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the Plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended September 30, 2017, there were no fees waived by the Distributor.

For the year ended September 30, 2017, the Distributor received commissions of $10,357 front-end sales charges of Class A shares of the Funds, of which $1,826 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2017.

67

NOTES TO FINANCIAL STATEMENTS

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2017 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$13,922,295	$40,500,117
Enterprise Fund	23,862,896	56,316,288
Small Cap Core Fund	76,715,153	82,594,504
Microcap Value Fund	12,721,069	37,386,928
Small Cap Value Fund	78,175,488	15,087,886

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, the Funds participate in a “commission recapture” program under which brokerage transactions prior to January 1, 2017 were directed to Capital Institutional Services Inc. (“CAPIS”) and its correspondent brokers, and brokerage transactions after January 1, 2017 are directed to Cowen and Company, LLC and its correspondent brokers. A portion of the commissions paid under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

68

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 236,121	$ 407,886	$ 307,815	$ 115,644
Distributions reinvested	886,031	1,353,008	11,785	73,756
Cost of shares redeemed	(2,257,597)	(2,084,654)	(470,823)	(372,585)

Change in Class A	$ (1,135,445)	$ (323,760)	$ (151,223)	$ (183,185)

Class I
Proceeds from shares issued	$ 11,617,678	$31,603,781	$ 292,295	$410,364
Distributions reinvested	4,167,203	5,495,994	1,151,331	5,738,542
Cost of shares redeemed	(39,651,797)	(8,301,332)	(35,623,301)	(13,902,648)

Change in Class I	$(23,866,916)	$28,798,443	$(34,179,675)	$ (7,753,742)

Class R6
Proceeds from shares issued	$ 10,000	$ —	$ —	$ —
Distributions reinvested	682	—	—	—
Cost of shares redeemed	—	—	—	—

Change in Class R6	$ 10,682	$ —	$ —	$ —

Change in net assets resulting from capital transactions	$(24,991,679)	$28,474,683	$(34,330,898)	$ (7,936,927)

SHARE TRANSACTIONS:
Class A
Issued	17,167	30,777	12,781	5,954
Reinvested	67,688	106,452	497	3,917
Redeemed	(166,222)	(156,990)	(20,135)	(19,181)

Change in Class A	(81,367)	(19,761)	(6,857)	(9,310)

Class I
Issued	764,227	2,093,528	12,000	20,531
Reinvested	288,587	395,965	47,186	295,801
Redeemed	(2,674,878)	(582,335)	(1,485,860)	(686,425)

Change in Class I	(1,622,064)	1,907,158	(1,426,674)	(370,093)

Class R6
Issued	654	—	—	—
Reinvested	47	—	—	—
Redeemed	—	—	—	—

Change in Class R6	701	—	—	—

Change in shares resulting from capital transactions	(1,702,730)	1,887,397	(1,433,531)	(379,403)

69

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,717,442	$6,173,540	$743,595	$1,210,163
Distributions reinvested	—	154,270	383,624	106,116
Cost of shares redeemed	(7,176,886)	(2,278,362)	(4,020,277)	(3,547,551)

Change in Class A	$(459,444)	$4,049,448	$(2,893,058)	$(2,231,272)

Class I
Proceeds from shares issued	$59,818,830	$32,917,146	$6,220,420	$16,281,221
Distributions reinvested	428,278	3,096,191	7,018,629	1,853,115
Cost of shares redeemed	(67,392,286)	(53,913,276)	(32,029,925)	(22,763,425)

Change in Class I	$(7,145,178)	$(17,899,939)	$(18,790,876)	$(4,629,089)

Class R6
Proceeds from shares issued	$963,434	$—	$—	$—
Distributions reinvested	9	—	—	—
Cost of shares redeemed	(4,542)	—	—	—

Change in Class R6	$958,901	$—	$—	$—

Change in net assets resulting from capital transactions	$(6,645,721)	$(13,850,491)	$(21,683,934)	$(6,860,361)

SHARE TRANSACTIONS:
Class A
Issued	186,219	203,351	24,003	45,583
Reinvested	—	5,271	12,132	4,023
Redeemed	(197,602)	(77,926)	(129,493)	(133,183)

Change in Class A	(11,383)	130,696	(93,358)	(83,577)

Class I
Issued	1,595,510	1,080,534	202,954	617,866
Reinvested	11,150	101,982	221,968	70,247
Redeemed	(1,837,772)	(1,802,011)	(1,045,225)	(853,319)

Change in Class I	(231,112)	(619,495)	(620,303)	(165,206)

Class R6
Issued	25,842	—	—	—
Reinvested	—	—	—	—
Redeemed	(112)	—	—	—

Change in Class R6	25,730	—	—	—

Change in shares resulting from capital transactions	(216,765)	(488,799)	(713,661)	(248,783)

70

NOTES TO FINANCIAL STATEMENTS

	Small Cap Value Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—
Distributions reinvested	—	—
Cost of shares redeemed	—	—

Change in Class A	$—	$—

Class I
Proceeds from shares issued	$74,101,905	$59,136
Distributions reinvested	209,517	119,352
Cost of shares redeemed	(13,502,300)	—

Change in Class I	$60,809,122	$178,488

Class R6
Proceeds from shares issued	$5,513,492	$—
Distributions reinvested	178	—
Cost of shares redeemed	14	—

Change in Class R6	$5,513,684	$—

Change in net assets resulting from capital transactions	$66,322,806	$178,488

SHARE TRANSACTIONS:
Class A
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class A	—	—

Class I
Issued	5,941,364	6,062
Reinvested	16,628	12,254
Redeemed	(1,075,997)	—

Change in Class I	4,881,995	18,316

Class R6
Issued	440,941	—
Reinvested	14	—
Redeemed	—	—

Change in Class R6	440,955	—

Change in shares resulting from capital transactions	5,322,950	18,316

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2014, 2015, 2016 and 2017 for all funds except Small Cap Value Fund, which is for the period ended September 30, 2015 and the tax years ended 2016 and 2017), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

71

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2017, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SMID Cap Growth Fund	$60,239,209	$19,136,361	$(2,036,712)	$17,099,649
Enterprise Fund	45,509,864	47,621,510	(2,321,330)	45,300,180
Small Cap Core Fund	193,030,665	111,115,040	(13,798,502)	97,316,538
Microcap Value Fund	102,313,787	66,689,411	(22,029,960)	44,659,451
Small Cap Value Fund	73,418,664	7,338,532	(2,103,841)	5,234,691

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) and the timing of income recognition in partnerships.

The tax character of distributions during the fiscal year ended September 30, 2017 was as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$5,129,231	$5,129,231	$5,129,231
Enterprise Fund	257,685	976,085	1,233,770	1,233,770
Small Cap Core Fund	422,552	13,796	436,348	436,348
Microcap Value Fund	735,755	8,066,539	8,802,294	8,802,294
Small Cap Value Fund	56,344	157,812	214,156	214,156

The tax character of distributions during the fiscal year ended September 30, 2016 was as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$6,945,194	$6,945,194	$6,945,194
Enterprise Fund	—	6,146,126	6,146,126	6,146,126
Small Cap Core Fund	164,209	3,242,905	3,407,114	3,407,114
Microcap Value Fund	790,628	1,494,839	2,285,467	2,285,467
Small Cap Value Fund	123,145	68	123,213	123,213

As of September 30, 2017, the components of accumulated earnings/(losses) on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Gain	Accumulated Earnings	Accumulated Capital Loss Carryforwards	Deferred Qualified Late-Year Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
SMID Cap Growth Fund	$—	$14,863,700	$14,863,700	$—	$(223,978)	$17,099,649	$31,739,371
Enterprise Fund	710,501	13,692,413	14,402,914	—	—	45,300,180	59,703,094
Small Cap Core Fund	—	6,561,806	6,561,806	—	(215,075)	97,316,538	103,663,269
Microcap Value Fund	1,094,096	11,569,826	12,663,922	—	—	44,659,451	57,323,373
Small Cap Value Fund	1,117,736	771,858	1,889,594	—	—	5,234,691	7,124,285

As of September 30, 2017, the Funds did not have any capital loss carryforwards for federal income tax purposes.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following

72

NOTES TO FINANCIAL STATEMENTS

fiscal year for tax purposes. The SMID Cap Growth Fund and Small Cap Core Fund had deferred qualified late-year ordinary losses of $223,978 and $215,075, respectively which will be treated as arising on the first business day of the fiscal year ending September 30, 2018.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of Class A or Class I shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in certain situations, such as where the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2017, the redemption fees collected by the Funds which are offset in the cost of shares redeemed on the Statements of Changes in Net Assets are as follows

Redemption Fees
SMID Cap Growth Fund	$ 13
Enterprise Fund	50
Small Cap Core Fund	1,023
Microcap Value Fund	960
Small Cap Value Fund	3,946

9. Soft Dollars:

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM (US) has a fiduciary duty to the shareholders of the Funds to seek the best execution for all of the Funds’ securities transactions. Fund Management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. During the period ended September 30, 2017, the Funds used soft dollar and commission sharing arrangements. Fund Management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

73

NOTES TO FINANCIAL STATEMENTS

10. Significant Risks:

Shareholder concentration risk:

As of September 30, 2017, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below

	Number of Non-Affiliated Omnibus Accounts	% of Fund
SMID Cap Growth Fund	2	84.4%
Enterprise Fund	2	23.1%
Small Cap Core Fund	3	59.4%
Microcap Value Fund	2	46.5%
Small Cap Value Fund	3	96.6%

In addition, a shareholder owned 15.0% of the Small Cap Core Fund as of September 30, 2017. Significant transactions by these shareholders may impact the Funds’ performance.

Industry and sector focus risk:

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

11. Subsequent Events:

Fund Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements except the following:

On September 28, 2017, the Board approved revisions to the expense limitation agreement for SMID Cap Growth Fund and Small Cap Value Fund whereby effective October 2, 2017, the Advisor will waive and/or pay operating expenses so as to maintain net annual fund operating expenses of the separate share classes of these Funds as set forth below:

	Class A	Class I	Class R6
SMID Cap Growth Fund	1.07%	0.82%	0.77%
Small Cap Value Fund	N/A	0.95%	0.90%

This expense limitation agreement is in place until January 31, 2019, and may not be terminated by the Advisor prior to that date.

74

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of RBC Funds Trust and the Shareholders of

RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund (the “Funds,” each a series of RBC Funds Trust) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or prior to September 30, 2015 were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

November 22, 2017

75

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%.

Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2017, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Enterprise Fund	77.57%
Small Cap Core Fund	100.00%
Microcap Value Fund	100.00%
Small Cap Value Fund	43.24%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2017 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Enterprise Fund	77.26%
Small Cap Core Fund	100.00%
Microcap Value Fund	100.00%
Small Cap Value Fund	43.48%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2017, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Enterprise Fund	8.32%
Small Cap Core Fund	8.13%
Microcap Value Fund	3.44%
Small Cap Value Fund	4.32%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2017, as qualified short term gains:

Qualified Short-term Gains
Enterprise Fund	100.00%
Microcap Value Fund	89.17%
Small Cap Value Fund	63.04%

76

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

Lucy Hancock Bode (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013).

John A. MacDonald (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present) ); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (management-consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

77

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (65)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (53)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (53)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Kathleen A. Hegna (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

78

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

79

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer three share classes. These three share classes are the A, R6 and I classes.

Class A

Class A shares, offered by all Funds except Small Cap Value Fund, are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in SMID Cap Growth Fund, Small Cap Core Fund and Small Cap Value Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

80

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/17-9/30/17	Annualized Expense Ratio During Period 4/1/17-9/30/17

SMID Cap Growth Fund	Class A	$1,000.00	$1,073.70	$5.69	1.10%
	Class I	1,000.00	1,075.40	4.40	0.85%
	Class R6	1,000.00	1,075.40	4.14	0.80%

Enterprise Fund	Class A	1,000.00	1,142.00	7.10	1.33%
	Class I	1,000.00	1,143.40	5.77	1.08%

Small Cap Core Fund	Class A	1,000.00	1,067.60	5.93	1.15%
	Class I	1,000.00	1,069.00	4.64	0.90%
	Class R6	1,000.00	1,069.20	4.49	0.87%

Microcap Value Fund	Class A	1,000.00	1,082.20	6.85	1.32%
	Class I	1,000.00	1,083.80	5.56	1.07%

Small Cap Value Fund	Class I	1,000.00	1,065.90	5.15	1.00%
	Class R6	1,000.00	1,067.10	4.90	0.95%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one-half year period).

81

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/17-9/30/17	Annualized Expense Ratio During Period 4/1/17-9/30/17

SMID Cap Growth Fund	Class A	$1,000.00	$1,019.45	$5.54	1.10%
	Class I	1,000.00	1,020.69	4.28	0.85%
	Class R6	1,000.00	1,020.94	4.03	0.80%

Enterprise Fund	Class A	1,000.00	1,018.30	6.69	1.33%
	Class I	1,000.00	1,019.55	5.44	1.08%

Small Cap Core Fund	Class A	1,000.00	1,019.20	5.79	1.15%
	Class I	1,000.00	1,020.44	4.53	0.90%
	Class R6	1,000.00	1,020.59	4.38	0.87%

Microcap Value Fund	Class A	1,000.00	1,018.35	6.64	1.32%
	Class I	1,000.00	1,019.60	5.39	1.07%

Small Cap Value Fund	Class I	1,000.00	1,019.95	5.04	1.00%
	Class R6	1,000.00	1,020.19	4.78	0.95%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one-half year period).

82

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2017, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for an additional year for each Fund except the RBC Mid Cap Value Fund, which was scheduled to cease operations on September 28, 2017.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. The Trustees also considered information that had been presented to them resulting from a strategic review of the Funds conducted by the Advisor. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board.

The Trustees recognized the strong research and fundamental analysis capabilities of the Advisor’s investment teams and their extensive portfolio management experience, as well as the Advisor’s effective trading, operational, and compliance structure and systems. The Trustees focused on the relative underperformance of the RBC Enterprise Fund versus other primarily microcap equity focused funds and benchmarks, and discussed the Fund’s fundamental research strategy, the Advisor’s focus on valuation and profitability, as well as the Fund’s sector allocations. The Trustees also focused on the RBC Small Cap Core Fund and RBC SMID Cap Growth Fund, which had underperformed versus peer group funds. The Trustees also discussed the Advisor’s ongoing efforts to review the investment strategies and their related risk profiles. The Trustees expressed confidence in the investment teams of the Advisor and were satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

The Trustees reviewed comparative advisory fee and expense information for each Fund, together with information regarding the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements, including the Adviser’s proposed increased expense subsidies with respect to the RBC Small Cap Value Fund and RBC SMID Cap Growth Fund. The Trustees noted that advisory fees and expense ratios were competitive. The Trustees also reviewed reports from the Advisor regarding its management of other investment client accounts with similar strategies, including the advisory fees paid and the reasons for differences in fees, which included liquidity management and matters related to mutual fund operations. The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollar research and the Advisor’s role as co-administrator of the Funds and the fees paid by the Funds for such services.

83

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it was in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and the expense limitation agreements for the Funds. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

84

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85

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86

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87

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88

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2017.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ AR 09-17

	RBC Funds
About Your Annual Report	This annual report includes detailed information about U.S. Government Money Market Fund (the “Fund”) including financial statements, performance, and a complete list of holdings.

We hope the financial information presented will help you evaluate your investment in the Fund. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. Fund prospectuses and additional performance information are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

	Letter from the Chief Investment Officer	1
	Money Market Portfolio Manager	3
	Performance Summary (Unaudited)	4
	Schedule of Portfolio Investments	6
	Financial Statements
	- Statement of Assets and Liabilities	14
	- Statement of Operations	16
	- Statements of Changes in Net Assets	17
	Financial Highlights	18
	Notes to Financial Statements	20
	Report of Independent Registered Public Accounting Firm	28
	Other Federal Income Tax Information (Unaudited)	29
	Management (Unaudited)	30
	Supplemental Information(Unaudited)	33
	Approval of Investment Advisory Agreement (Unaudited)	35

LETTER FROM THE CHIEF INVESTMENT OFFICER

At RBC, we understand the high priority that our shareholders place on addressing their liquidity needs while striving to ensure their wealth is preserved. Throughout the past year, the U.S. Government Money Market Fund (the Fund) continued to provide a solid financial solution for our shareholders. In this context, we are pleased to also report that the Fund performed well during the year ended September 30, 2017 and in a manner that exceeded our performance benchmark.

The broader money market fund industry is gradually emerging from a long period of low market yields as the Federal Reserve (the Fed) continued to execute a number of interest rate hikes that began in December 2015. The Federal Open Market Committee is closely monitoring economic factors as it contemplates further rate hikes from here.

At this time, we believe that the Fed will continue on a gradual path of modest rate hikes. In our view, the more relevant theme is not the timing of rate hikes as much as the greater likelihood of a modest and measured trajectory of future rate normalization moves. The Fed has also announced its plans for a gradual normalization of its balance sheet that will reduce its holdings of agency mortgage-backed and U.S. Treasury securities.

Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

Michael Lee, CFA
CEO, President and Chief Investment Officer
RBC Global Asset Management (U.S.) Inc.

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

Past performance does not guarantee future results.

Opinions expressed are subject to change, not guaranteed, and not recommendations to buy or sell any security.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2

MONEY MARKET PORTFOLIO MANAGER

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), serves as the investment advisor to the Fund. RBC GAM (US) employs a team approach to the management of the U.S. Government Money Market Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brandon T. Swensen, CFA
Vice President, Co-Head, U.S. Fixed Income	Brandon T. Swensen, CFA

Brandon Swensen oversees RBC GAM (US)’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for several cash management and core solutions, including the U.S. Government Money Market Fund. Brandon joined RBC GAM (US) in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

3

	PERFORMANCE SUMMARY (UNAUDITED)

Investment Objective	The U.S. Government Money Market Fund was managed to preserve principal. This means that the share price of the Fund held steady at $1.00. A consistent share price of $1.00 is expected for a money market mutual fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. These risks are more fully described in the prospectus.
		Total Return for the	SEC 7-Day Annualized Yield (1)
		Year Ended September 30, 2017	September 30, 2017	September 30, 2016
	U.S. Government Money Market Fund
	RBC Institutional Class 1	0.60%	0.88%	0.42%
	RBC Institutional Class 2	0.50%	0.78%	0.24%
	RBC Investor Class	0.02%	0.06%	0.01%
	RBC Reserve Class	0.01%	0.00%	0.01%
	RBC Select Class	0.02%	0.00%	0.01%

(1)    As money market returns respond rapidly to market changes, such as in the Fed Funds rate, the 7-Day yield is a more accurate reflection of current earnings than the total return for the year. Prior year 7-Day yield information is provided for comparative purposes.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

4

PERFORMANCE SUMMARY (UNAUDITED)

		Asset Allocation

Money Market Maturity Schedule
As a percentage of value of investments based on effective maturity as of September 30, 2017.

	U.S. Government Money Market Fund
Less than 8 days	42.2%
8 to 14 Days	8.4%
15 to 30 Days	12.4%
31 to 180 Days	27.3%
Over 180 Days	9.7%

5

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund

September 30, 2017

Principal Amount		Value
U.S. Government Agency Backed Corporate Bonds — 0.27%
Information Technology — 0.27%
$15,200,000	Net Magan Two LLC, 1.23%, 4/1/26, (LOC: Federal Home Loan Bank)(a)	$15,200,000

Total U.S. Government Agency Backed Corporate Bonds (Cost $15,200,000)		15,200,000

U.S. Government Agency Backed Municipal Bonds — 4.30%
California — 0.35%
2,105,000	Abag Finance Authority for Nonprofit Corps Gaia Buildings Revenue, Series A-T, 1.20%, 9/15/32, (Credit Support: Fannie Mae)(a)	2,105,000
17,600,000	California Statewide Communities Development Authority Kimberly Woods Revenue, Series B, 0.91%, 6/15/25, (Credit Support: Fannie Mae)(a)	17,599,122

		19,704,122

Kentucky — 0.01%
290,000	Kentucky Housing Corp. Overlook Terraces Revenue, Series B, 1.20%, 11/15/40, (Credit Support: Fannie Mae)(a)	290,000

New York — 3.94%
24,600,000	New York City Housing Development Corp. Multi Family 245 East 124th Street Revenue, 0.89%, 11/1/46, (Credit Support: Freddie Mac)(a)	24,599,262
6,660,000	New York City Housing Development Corp. Multi Family 941 Hoe Ave. Apartments Revenue, Series A, 0.89%, 6/15/37, (Credit Support: Fannie Mae)(a)	6,659,800
8,100,000	New York City Housing Development Corp. Multi Family Aldus Street Apartments Revenue, Series A, 0.91%, 6/15/37, (Credit Support: Fannie Mae)(a)	8,099,757
9,080,000	New York City Housing Development Corp. Multi Family Bruckner Revenue, Series A, 0.89%, 11/1/48, (Credit Support: Freddie Mac)(a)	9,079,728
14,700,000	New York City Housing Development Corp. Multi Family Morris Ave. Apartments Revenue, Series A, 0.89%, 10/15/38, (Credit Support: Fannie Mae)(a)	14,699,559
3,440,000	New York City Housing Development Corp. Multi Family Peter Cintron Apartments Revenue, Series A, 0.89%, 6/15/37, (Credit Support: Fannie Mae)(a)	3,439,897
6,500,000	New York City Housing Development Corp. Multi Family St Renaissance Court Revenue, Series A, 0.91%, 6/1/37, (Credit Support: Freddie Mac)(a)	6,499,805
5,990,000	New York City Housing Development Corp. Multi Family Villa Ave. Apartments Revenue, Series A, 0.89%, 5/15/39, (Credit Support: Fannie Mae)(a)	5,989,820
48,000,000	New York State Housing Finance Agency 600 West 42nd Street Revenue, 1.05%, 5/15/41, (Credit Support: Fannie Mae)(a)	47,998,811
16,000,000	New York State Housing Finance Agency Clinton Park Revenue, Series A, 0.98%, 11/1/44, (Credit Support: Freddie Mac)(a)	15,999,680

6

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 46,950,000	New York State Housing Finance Agency Helena Housing Revenue, Series A, 1.05%, 5/15/36, (Credit Support: Fannie Mae)(a)	$46,949,062
28,875,000	New York State Housing Finance Agency Revenue, Series A, 1.05%, 5/15/33, (Credit Support: Fannie Mae)(a)	28,874,423
1,560,000	New York State Housing Finance Agency Taxable Revenue, Series B, 1.16%, 5/15/33, (Credit Support: Fannie Mae)(a)	1,560,000

		220,449,604

Total U.S. Government Agency Backed Municipal Bonds		240,443,726

(Cost $240,443,726)
U.S. Government Agency Obligations — 66.58%
Fannie Mae — 13.82%
41,025,000	0.75%, 7/27/18	40,862,727
196,722,000	0.88%, 10/26/17	196,735,818
6,273,000	0.88%, 12/20/17	6,272,811
17,282,000	0.88%, 2/8/18	17,271,963
6,865,000	0.88%, 5/21/18	6,850,227
32,678,000	1.04%, 10/2/17(b)	32,678,000
175,000,000	1.04%, 10/2/17(b)	175,000,000
32,082,000	1.07%, 12/1/17(b)	32,024,787
26,000,000	1.08%, 10/2/17(b)	26,000,000
38,925,800	1.09%, 10/2/17(b)	38,925,800
52,407,000	1.09%, 1/2/18(b)	52,261,017
38,899,100	1.10%, 1/2/18(b)	38,790,247
1,040,000	1.10%, 3/12/18	1,039,596
2,000,000	1.10%, 3/13/18	1,999,045
2,156,000	1.13%, 10/19/18	2,150,283
1,034,771	1.23%, 3/26/18	1,033,983
3,131,615	(LIBOR USD 1-Month + 0.210%), 1.42%, 9/25/18(c)	3,132,041
1,936,730	1.45%, 2/25/18	1,936,702
613,421	(LIBOR USD 1-Month + 0.220%), 1.48%, 6/25/18(c)	613,415
4,350,032	(LIBOR USD 1-Month + 0.290%), 1.51%, 12/25/17(c)	4,350,019
9,970,569	(LIBOR USD 1-Month + 0.250%), 1.51%, 5/1/18(c)	9,970,894
2,038,219	1.51%, 12/25/17	2,037,323
3,301,854	(LIBOR USD 1-Month + 0.250%), 1.51%, 3/25/19(c)	3,302,952
2,607,227	1.55%, 4/25/18	2,606,602
478,819	(LIBOR USD 1-Month + 0.330%), 1.57%, 1/25/18(c)	478,935
1,259,736	(LIBOR USD 1-Month + 0.350%), 1.59%, 8/25/18(c)	1,260,607
354,517	(LIBOR USD 1-Month + 0.350%), 1.59%, 5/25/18(c)	354,623
10,902,678	1.63%, 2/25/18	10,901,714
10,799,025	(LIBOR USD 1-Month + 0.450%), 1.68%, 5/1/19(c)	10,799,025
50,846,000	1.88%, 9/18/18	51,144,378

		772,785,534

Federal Farm Credit Bank — 9.74%
5,750,000	0.70%, 4/6/18	5,735,798

7

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2017

Principal Amount		Value
$50,000,000	0.71%, 10/3/17(b)	$49,999,014
5,000,000	0.75%, 10/16/17	5,000,042
3,750,000	0.80%, 3/8/18	3,744,395
1,000,000	0.83%, 7/27/18	996,094
50,000,000	0.85%, 10/30/17(b)	49,966,944
4,000,000	0.88%, 6/25/18	3,989,371
3,000,000	0.93%, 3/14/18	2,996,959
7,850,000	1.13%, 3/19/18(b)	7,808,604
2,805,000	1.15%, 5/30/18	2,803,533
67,200,000	1.17%, 4/26/18(b)	66,750,096
1,650,000	1.22%, 6/25/18	1,649,742
20,000,000	1.22%, 4/24/18(b)	19,861,733
20,000,000	(LIBOR USD 3-Month - 0.030%), 1.24%, 9/18/18(c)	20,019,441
11,000,000	1.25%, 8/21/18(b)	10,876,632
15,000,000	(LIBOR USD 1-Month + 0.010%), 1.25%, 10/13/17(c)	14,999,410
1,400,000	(LIBOR USD 1-Month + 0.040%), 1.27%, 1/2/18(c)	1,399,681
5,150,000	(LIBOR USD 1-Month + 0.030%), 1.27%, 3/22/18(c)	5,147,082
3,240,000	(US Treasury Bill Yield 3-Month + 0.230%), 1.28%, 10/17/17(c)	3,239,879
8,500,000	(LIBOR USD 1-Month + 0.050%), 1.28%, 2/2/18(c)	8,498,281
4,000,000	(LIBOR USD 3-Month - 0.035%), 1.28%, 9/4/18(c)	4,003,629
50,000,000	(LIBOR USD 1-Month + 0.045%), 1.28%, 11/1/18(c)	50,002,727
6,180,000	(LIBOR USD 1-Month + 0.045%), 1.28%, 4/9/18(c)	6,180,514
25,000,000	(LIBOR USD 1-Month + 0.050%), 1.28%, 5/4/18(c)	25,003,112
16,340,000	(LIBOR USD 1-Month + 0.060%), 1.29%, 11/6/17(c)	16,339,641
49,600,000	(LIBOR USD 1-Month + 0.120%), 1.36%, 11/13/18(c)	49,633,581
25,000,000	(LIBOR USD 1-Month + 0.140%), 1.38%, 8/1/18(c)	24,999,972
25,000,000	(LIBOR USD 1-Month + 0.180%), 1.41%, 4/4/18(c)	24,998,730
4,670,000	(LIBOR USD 1-Month + 0.180%), 1.42%, 10/11/19(c)	4,692,300
50,000,000	(US Treasury Bill Yield 3-Month + 0.380%), 1.43%, 11/27/17(c)	49,998,455
1,000,000	1.95%, 9/17/18	1,006,037
2,500,000	5.05%, 11/15/17	2,511,713

		544,853,142

Federal Home Loan Bank — 29.95%
6,920,000	0.63%, 10/26/17	6,919,326
5,000,000	0.63%, 8/7/18	4,973,647
3,000,000	0.75%, 11/16/17	2,998,520
5,450,000	0.75%, 12/8/17	5,446,209
3,400,000	0.88%, 3/19/18	3,395,862
46,295,000	0.88%, 10/1/18	46,115,336
135,000	1.00%, 12/19/17	134,975
2,000,000	1.00%, 3/29/18	1,998,379
25,900,000	1.03%, 10/20/17(b)	25,886,662
400,000	1.03%, 10/27/17(b)	399,714
18,400,000	1.03%, 11/1/17(b)	18,384,283
1,580,000	1.03%, 11/13/17(b)	1,578,101
50,000,000	1.03%, 11/15/17(b)	49,937,056

8

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 19,000,000	1.03%, 11/17/17(b)	$18,974,994
1,500,000	1.03%, 11/24/17(b)	1,497,737
59,100,000	1.04%, 11/10/17(b)	59,033,734
200,000	1.04%, 11/13/17(b)	199,760
50,000,000	1.04%, 11/15/17(b)	49,936,506
70,750,000	1.04%, 11/17/17(b)	70,656,433
1,500,000	1.04%, 11/20/17(b)	1,497,887
50,000,000	1.04%, 11/21/17(b)	49,928,125
25,000,000	1.04%, 11/24/17(b)	24,961,906
16,800,000	1.04%, 12/7/17(b)	16,768,122
75,000,000	1.05%, 10/10/17(b)	74,982,500
2,600,000	1.05%, 12/22/17(b)	2,593,887
25,000,000	1.06%, 1/17/18(b)	24,921,236
25,000,000	1.07%, 10/12/17(b)	24,992,569
50,000,000	(LIBOR USD 1-Month - 0.150%), 1.08%, 12/15/17(c)	49,998,971
33,700,000	1.08%, 10/13/17(b)	33,688,879
8,800,000	1.08%, 10/20/17(b)	8,795,248
25,898,000	1.09%, 1/24/18(b)	25,808,609
2,000,000	1.13%, 4/17/18	1,998,906
14,865,000	1.13%, 9/14/18	14,844,925
24,900,000	1.14%, 3/9/18(b)	24,775,963
4,350,000	1.15%, 6/22/18	4,347,138
2,500,000	(LIBOR USD 3-Month - 0.160%), 1.16%, 5/24/19(c)	2,498,474
75,000,000	(LIBOR USD 1-Month - 0.070%), 1.17%, 7/12/19(c)	75,000,000
50,000,000	(LIBOR USD 1-Month - 0.060%), 1.17%, 8/7/19(c)	50,000,000
85,000,000	(LIBOR USD 1-Month - 0.060%), 1.17%, 9/18/19(c)	85,000,000
13,910,000	1.20%, 9/17/18	13,893,548
50,000,000	(LIBOR USD 3-Month - 0.100%), 1.21%, 11/17/17(c)	50,011,010
25,000,000	(LIBOR USD 3-Month - 0.090%), 1.22%, 11/6/17(c)	24,999,879
38,100,000	(LIBOR USD 3-Month - 0.100%), 1.22%, 11/15/17(c)	38,100,076
50,000,000	(LIBOR USD 3-Month - 0.080%), 1.23%, 10/30/17(c)	49,999,762
13,000,000	(LIBOR USD 3-Month - 0.070%), 1.24%, 12/12/17(c)	13,002,040
100,000,000	(LIBOR USD 1-Month),1.24%, 6/19/18(c)	100,000,000
50,000,000	(LIBOR USD 3-Month - 0.065%), 1.25%, 12/5/17(c)	50,000,265
50,000,000	(LIBOR USD 3-Month - 0.040%), 1.25%, 12/22/17(c)	50,000,000
14,720,000	1.25%, 6/8/18	14,721,404
50,000,000	1.25%, 9/13/18	49,993,838
15,000,000	1.25%, 9/25/18	14,986,318
50,000,000	(LIBOR USD 3-Month - 0.035%), 1.27%, 1/8/18(c)	50,000,000
25,000,000	1.28%, 10/4/17(c)	24,999,986
100,000,000	(LIBOR USD 1-Month + 0.050%), 1.29%, 10/26/18(c)	100,000,000
1,200,000	1.30%, 8/14/18(b)	1,186,307
1,685,000	(LIBOR USD 1-Month + 0.070%), 1.30%, 12/7/17(c)	1,685,749
21,120,000	1.38%, 3/9/18	21,135,500
19,860,000	2.00%, 9/14/18	19,997,828
16,000,000	2.75%, 6/8/18	16,166,708
750,000	3.13%, 12/8/17	752,649
1,000,000	3.25%, 3/9/18	1,008,940

9

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2017

Principal Amount		Value
$2,070,000	5.00%, 11/17/17	$2,080,150

		1,674,592,536

Freddie Mac — 3.82%
28,419,000	0.75%, 1/12/18	28,391,051
3,424,000	0.88%, 3/7/18	3,419,546
25,000,000	(LIBOR USD 3-Month - 0.380%), 0.92%, 10/12/17(c)	24,999,462
1,220,000	1.00%, 12/15/17	1,219,812
2,150,000	1.00%, 6/29/18	2,146,029
1,000,000	1.00%, 6/29/18	998,154
10,355,000	1.25%, 6/22/18	10,352,575
15,000,000	(LIBOR USD 3-Month - 0.030%), 1.27%, 1/8/18(c)	15,000,000
35,000,000	(LIBOR USD 3-Month - 0.030%), 1.27%, 1/12/18(c)	35,000,000
1,590,000	(LIBOR USD 1-Month + 0.040%), 1.28%, 11/13/17(c)	1,590,416
7,965,000	1.30%, 7/16/18	7,964,903
2,000,000	1.30%, 9/18/18	2,000,710
3,150,000	(LIBOR USD 3-Month + 0.020%), 1.34%, 3/8/18(c)	3,150,616
4,822,000	2.30%, 9/1/18	4,847,572
22,910,354	2.70%, 5/1/18	23,014,632
24,575,060	3.88%, 11/25/17(a)	24,619,623
9,641,000	5.00%, 6/29/18	9,903,112
14,461,000	5.00%, 8/1/18	14,898,455

		213,516,668

Overseas Private Investment Corp. — 9.25%
4,500,000	0.67%, 4/23/19(b)	4,513,317
3,700,000	0.89%, 11/17/17(b)	3,922,796
25,000,000	0.99%, 11/17/17(b)	25,216,308
921,600	(US Treasury Bill Yield 3-Month), 1.12%, 10/20/17(c)	921,600
10,666,667	(US Treasury Bill Yield 3-Month), 1.12%, 8/15/19(c)	10,666,667
2,000,000	(US Treasury Bill Yield 3-Month), 1.12%, 12/16/19(c)	2,000,000
5,000,000	(US Treasury Bill Yield 3-Month), 1.12%, 7/20/22(c)	5,000,000
8,695,652	(US Treasury Bill Yield 3-Month), 1.12%, 9/15/22(c)	8,695,652
21,600,000	(US Treasury Bill Yield 3-Month), 1.12%, 11/15/22(c)	21,600,000
3,101,754	(US Treasury Bill Yield 3-Month), 1.12%, 3/15/24(c)	3,101,754
1,140,351	(US Treasury Bill Yield 3-Month), 1.12%, 3/15/24(c)	1,140,351
9,818,283	(US Treasury Bill Yield 3-Month), 1.12%, 10/10/25(c)	9,818,283
9,729,830	(US Treasury Bill Yield 3-Month), 1.12%, 10/10/25(c)	9,729,830
14,000,000	(US Treasury Bill Yield 3-Month), 1.12%, 2/15/28(c)	14,000,000
15,000,000	(US Treasury Bill Yield 3-Month + 0.070%), 1.12%, 8/15/29(c)	15,000,000
26,509,434	(US Treasury Bill Yield 3-Month), 1.12%, 1/15/30(c)	26,509,434
13,800,000	(US Treasury Bill Yield 3-Month), 1.12%, 6/1/33(c)	13,800,000
7,000,000	(US Treasury Bill Yield 3-Month), 1.12%, 10/15/33(c)	7,000,000
1,500,000	(US Treasury Bill Yield 3-Month), 1.12%, 10/15/33(c)	1,500,000
12,695,155	(US Treasury Bill Yield 3-Month), 1.12%, 6/15/34(c)	12,695,155
9,295,283	(US Treasury Bill Yield 3-Month), 1.12%, 6/15/34(c)	9,295,283
12,000,000	(US Treasury Bill Yield 3-Month), 1.12%, 1/20/35(c)	12,000,000
15,000,000	(US Treasury Bill Yield 3-Month), 1.12%, 4/20/35(c)	15,000,000

10

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 15,000,000	(US Treasury Bill Yield 3-Month), 1.12%, 7/7/40(c)	$15,000,000
14,300,000	(US Treasury Bill Yield 3-Month), 1.12%, 7/7/40(c)	14,300,000
8,500,000	(US Treasury Bill Yield 3-Month), 1.12%, 7/7/40(c)	8,500,000
7,500,000	(US Treasury Bill Yield 3-Month), 1.12%, 7/7/40(c)	7,500,000
80,187,000	(US Treasury Bill Yield 3-Month), 1.13%, 9/15/20(c)	80,187,000
10,000,000	(US Treasury Bill Yield 3-Month), 1.13%, 6/15/25(c)	10,000,000
50,000,000	(US Treasury Bill Yield 3-Month), 1.13%, 2/15/28(c)	50,000,000
15,000,000	(US Treasury Bill Yield 3-Month), 1.13%, 11/15/28(c)	15,000,000
10,842,000	(US Treasury Bill Yield 3-Month), 1.15%, 5/15/30(c)	10,842,000
2,750,000	1.26%, 1/26/18(b)	2,821,564
27,170,000	1.28%, 1/7/18(b)	27,252,219
9,675,000	1.28%, 3/17/18(b)	9,760,886
25,000,000	1.30%, 1/12/18(b)	25,072,419
6,900,000	1.38%, 4/30/18(b)	6,940,285
816,667	2.19%, 4/30/18(b)	821,098

		517,123,901

Total U.S. Government Agency Obligations		3,722,871,781

(Cost $3,722,871,781)
U.S. Treasury Obligations — 9.69%
U.S. Treasury Notes — 9.69%
27,500,000	0.75%, 10/31/17	27,492,897
63,000,000	0.76%, 11/15/17(b)	62,941,182
85,000,000	0.88%, 10/15/17	85,005,224
25,000,000	0.88%, 1/15/18	24,993,049
10,000,000	1.03%, 11/30/17(b)	9,983,120
50,000,000	1.06%, 1/2/18(b)	49,863,981
43,000,000	1.07%, 11/15/17(b)	42,944,838
4,500,000	1.11%, 2/15/18(b)	4,481,445
51,475,000	(US Treasury Bill Yield 3-Month + 0.168%), 1.22%, 10/31/17(c)	51,471,768
15,000,000	1.25%, 5/15/18(b)	14,883,667
12,500,000	1.28%, 8/15/18(b)	12,360,804
30,065,000	(US Treasury Bill Yield 3-Month + 0.272%), 1.32%, 1/31/18(c)	30,067,169
125,000,000	1.88%, 10/31/17	125,114,587

		541,603,731

Total U.S. Treasury Obligations		541,603,731

(Cost $541,603,731)
Repurchase Agreements — 17.44%
10,000,000	BNP Paribas Securities Corp., dated 9/29/17; due 10/2/17 at 1.02% with maturity value of $10,000,850 (fully collateralized by a U.S. Treasury security with a maturity date of 12/31/21 at a rate of 2.00%, original par and fair value of $10,073,500 and $10,200,080, respectively)	10,000,000

	Total Value of BNP Paribas Securities Corp., (collateral value of $10,200,080)	10,000,000

11

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 75,000,000	Citigroup Global, dated 9/26/17; due 10/3/17 at 1.01% with maturity value of $75,014,729 (fully collateralized by a U.S. Treasury security with a maturity date of 8/31/23 at a rate of 1.38%, original par and fair value of $79,290,100 and $76,500,002, respectively)	$75,000,000
125,000,000	Citigroup Global, dated 9/26/17; due 10/3/17 at 1.02% with maturity value of $125,024,792 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 8/15/21 to 11/15/42 at rates ranging from 2.75% to 8.13%, aggregate original par and fair value of $108,166,200 and $127,500,067, respectively)	125,000,000
125,000,000	Citigroup Global, dated 9/28/17; due 10/5/17 at 1.02% with maturity value of $125,024,792 (fully collateralized by a U.S. Treasury security with a maturity date of 8/15/43 at a rate of 3.63%, original par and fair value of $110,894,200 and $127,500,079, respectively)	125,000,000
75,000,000	Citigroup Global, dated 9/28/17; due 10/5/17 at 1.03% with maturity value of $75,015,021 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 2/15/41 to 5/15/41 at rates ranging from 4.38% to 4.75%, aggregate original par and fair value of $58,165,600 and $76,500,037, respectively)	75,000,000
155,000,000	Citigroup Global, dated 9/29/17; due 10/2/17 at 1.07% with maturity value of $155,013,821 (fully collateralized by Federal Home Loan Bank, Federal Farm Credit Bank and U.S. Treasury securities with maturity dates ranging from 2/15/21 to 2/23/37 at rates ranging from 2.40% to 7.88%, aggregate original par and fair value of $147,111,800 and $158,100,020, respectively)	155,000,000
50,000,000	Citigroup Global, dated 9/29/17; due 10/2/17 at 1.08% with maturity value of $50,004,500 (fully collateralized by Ginnie Mae, Fannie Mae, Freddie Mac and U.S. Treasury securities with maturity dates ranging from 11/1/22 to 10/1/47 at rates ranging from 0.00% to 6.00%, aggregate original par and fair value of $77,442,500 and $51,000,000, respectively)	50,000,000

	Total Value of Citigroup Global, (collateral value of $617,100,205)	605,000,000

40,000,000	Goldman Sachs & Co., dated 9/29/17; due 10/2/17 at 1.01% with maturity value of $40,003,367 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 10/1/18 to 5/1/56 at rates ranging from 2.00% to 7.00%, aggregate original par and fair value of $190,364,294 and $40,800,000, respectively)	40,000,000

	Total Value of Goldman Sachs & Co., (collateral value of $40,800,000)	40,000,000

20,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/29/17; due 10/2/17 at 1.07% with maturity value of $20,001,783 (fully collateralized by a Freddie Mac security with a maturity date of 10/1/32 at a rate of 3.00%, original par and fair value of $19,778,704 and $20,400,000, respectively)	20,000,000

12

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2017

Principal Amount		Value
	Total Value of Merrill Lynch, Pierce, Fenner, Smith, (collateral value of $20,400,000)	$20,000,000

150,000,000	Wells Fargo Securities, dated 9/29/17; due 10/2/17 at 1.05% with maturity value of $150,013,125 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 12/28/17 to 2/15/43 at rates ranging from 0.00% to 1.25%, aggregate original par and fair value of $153,424,900 and $153,000,081, respectively)	150,000,000
150,000,000	Wells Fargo Securities, dated 9/29/17; due 10/2/17 at 1.06% with maturity value of $150,013,250 (fully collateralized by a Fannie Mae security with a maturity date of 7/1/47 at a rate of 3.50%, original par and fair value of $149,069,225 and $153,000,001, respectively)	150,000,000

	Total Value of Wells Fargo Securities, (collateral value of $306,000,082)	300,000,000

Total Repurchase Agreements		975,000,000

(Cost $975,000,000)

Total Investments		$5,495,119,238
(Cost 5,495,119,238)(d) — 98.28%

Other assets in excess of liabilities — 1.72%		96,443,007

NET ASSETS — 100.00%		$5,591,562,245

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2017. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(d)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

LOC -Letter of Credit

See Notes to Financial Statements.

13

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2017

U.S. Government
Money
Market Fund
Assets:
Investments, at value (cost $5,495,119,238)	$5,495,119,238*
Cash	185,352,020
Interest and dividends receivable	6,064,513
Prepaid expenses and other assets	118,282

Total Assets	5,686,654,053

Liabilities:
Distributions payable	512,724
Payable for investments purchased	92,010,938
Accrued expenses and other payables:
Investment advisory fees	448,549
Audit fees	24,194
Trustee fees	8,400
Distribution fees	1,729,212
Shareholder reports	25,477
Shareholder servicing fees	78,528
Transfer Agent fees	8,034
Other	245,752

Total Liabilities	95,091,808

Net Assets	$5,591,562,245

Net Assets Consist Of:
Capital	$5,591,784,691
Distributions in excess of net investment income	(1)
Accumulated net realized losses from investment transactions	(222,445)

Net Assets	$5,591,562,245

Net Assets:
RBC Institutional Class 1	$2,209,573,267
RBC Institutional Class 2	1,223,514,655
RBC Investor Class	2,158,474,323
RBC Reserve Class	—
RBC Select Class	—

Total	$5,591,562,245

14

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

U.S. Government
Money
Market Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
RBC Institutional Class 1	2,209,632,760
RBC Institutional Class 2	1,223,549,410
RBC Investor Class	2,158,637,439
RBC Reserve Class	—
RBC Select Class	—

Total	5,591,819,609

Net Asset Values and Redemption Price per Share:
RBC Institutional Class 1	$1.00

RBC Institutional Class 2	$1.00

RBC Investor Class	$1.00

RBC Reserve Class	N/A

RBC Select Class	N/A

*	$975,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.

See Notes to Financial Statements.

15

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended September 30, 2017

U.S. Government
Money
Market Fund

Investment Income:
Interest income	$57,106,941

Expenses:
Investment advisory fees	7,904,437
Distribution fees-RBC Institutional Class 2	1,373,681
Distribution fees-RBC Investor Class	11,720,127
Distribution fees-RBC Reserve Class	15,353,526
Distribution fees-RBC Select Class	9,632,313
Shareholder services administration fees-RBC Institutional Class 1	1,453,326
Accounting fees	395,222
Audit fees	37,598
Custodian fees	136,884
Insurance fees	90,509
Legal fees	518,878
Registration and filing fees	274,609
Shareholder reports	178,380
Transfer agent fees-RBC Institutional Class 1	27,159
Transfer agent fees-RBC Institutional Class 2	6,963
Transfer agent fees-RBC Investor Class	6,143
Transfer agent fees-RBC Reserve Class	5,149
Transfer agent fees-RBC Select Class	5,839
Trustees’ fees	532,491
Other fees	427,981

Total expenses before fee reductions	50,081,215
Expenses reduced by:
Distributor - Class Specific	(14,078,646)

Net Expenses	36,002,569

Net Investment Income	21,104,372

Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	31,146

Change in net assets resulting from operations	$21,135,518

See Notes to Financial Statements.

16

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
From Investment Activities:
Operations:
Net investment income	$21,104,372	$4,744,281
Net realized gains from investment transactions	31,146	1,535

Change in net assets resulting from operations	21,135,518	4,745,816

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(16,004,154)	(3,066,828)
RBC Institutional Class 2 Shareholders	(4,972,564)	(707,498)
RBC Investor Class Shareholders	(279,121)	(73,662)
RBC Reserve Class Shareholders	(179,022)	(367,308)
RBC Select Class Shareholders	(229,649)	(221,007)

Change in net assets resulting from Distributions of Net Investment Income	(21,664,510)	(4,436,303)

Capital Transactions:
Proceeds from shares issued	35,980,819,255	15,643,166,479
Distributions reinvested	13,341,013	2,927,421
Cost of shares redeemed	(39,873,426,912)	(12,501,371,260)

Change in net assets resulting from capital transactions	(3,879,266,644)	3,144,722,640

Net increase (decrease) in net assets	(3,879,795,636)	3,145,032,153

Net Assets:
Beginning of year	9,471,357,881	6,326,325,728

End of year	$5,591,562,245	$9,471,357,881

Undistributed net investment income (distributions in excess of net investment income)	$(1)	$341,464

Share Transactions:
Issued	35,980,819,255	15,643,166,479
Reinvested	13,341,013	2,927,421
Redeemed	(39,873,426,912)	(12,501,371,260)

Change in shares resulting from capital transactions	(3,879,266,644)	3,144,722,640

See Notes to Financial Statements.

17

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized/ Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
RBC Institutional Class 1
Year Ended September 30, 2017	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2016	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2015	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Institutional Class 2
Year Ended September 30, 2017	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2016	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2015	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Investor Class
Year Ended September 30, 2017	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2016	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2015	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Reserve Class
Period ended May 16, 2017(c)	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2016	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2015	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Select Class
Period ended May 16, 2017(c)	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2016	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2015	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	There were no RBC Reserve Class and RBC Select Class shares outstanding during the period from May 17, 2017 to September 30, 2017.

See Notes to Financial Statements.

18

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2017	0.60%	$ 2,210	0.18%	0.55%	0.18%
Year Ended September 30, 2016	0.20%	2,074	0.17%	0.23%	0.18%
Year Ended September 30, 2015	0.01%	921	0.11%	0.01%	0.17%
Year Ended September 30, 2014	0.01%	1,173	0.09%	0.01%	0.17%
Year Ended September 30, 2013	0.01%	1,231	0.13%	0.01%	0.17%
RBC Institutional Class 2
Year Ended September 30, 2017	0.50%	$ 1,224	0.29%	0.54%	0.29%
Year Ended September 30, 2016	0.12%	663	0.26%	0.14%	0.28%
Year Ended September 30, 2015	0.01%	329	0.11%	0.01%	0.27%
Year Ended September 30, 2014	0.01%	299	0.09%	0.01%	0.27%
Year Ended September 30, 2013	0.01%	497	0.12%	0.01%	0.27%
RBC Investor Class
Year Ended September 30, 2017	0.02%	$ 2,158	0.87%	0.01%	1.15%
Year Ended September 30, 2016	0.01%	728	0.36%	0.01%	1.12%
Year Ended September 30, 2015	0.01%	705	0.12%	0.01%	1.12%
Year Ended September 30, 2014	0.01%	672	0.09%	0.01%	1.12%
Year Ended September 30, 2013	0.01%	795	0.13%	0.01%	1.12%
RBC Reserve Class
Period ended May 16, 2017(b)	0.00%(c)	$—	0.61%(d)	0.00%(d)	1.03%(d)
Year Ended September 30, 2016	0.01%	3,682	0.37%	0.01%	1.02%
Year Ended September 30, 2015	0.01%	2,705	0.12%	0.01%	1.02%
Year Ended September 30, 2014	0.01%	2,140	0.09%	0.01%	1.02%
Year Ended September 30, 2013	0.01%	2,288	0.13%	0.01%	1.02%
RBC Select Class
Period ended May 16, 2017(b)	0.00%(c)	$—	0.61%(d)	0.01%(d)	0.93%(d)
Year Ended September 30, 2016	0.01%	2,325	0.38%	0.01%	0.92%
Year Ended September 30, 2015	0.01%	1,666	0.12%	0.01%	0.92%
Year Ended September 30, 2014	0.01%	1,354	0.09%	0.01%	0.92%
Year Ended September 30, 2013	0.01%	1,313	0.13%	0.01%	0.92%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	There were no RBC Reserve Class and RBC Select Class shares outstanding during the period from May 17, 2017 to September 30, 2017.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

19

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

1. Organization

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 16 portfolios. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the U.S. Government Money Market Fund (“Fund”).

The Fund offers five share classes: RBC Institutional Class 1, RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies

The Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Fund. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Security Valuation:

The Fund has elected to use the amortized cost method to value its securities (other than other investment companies) pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, which the Trust’s Board of Trustees (“Board”) believes approximates fair market value. The amortized cost method involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). If amortized cost no longer approximates fair value due to credit or other impairments of an issuer, the Fund will determine the fair value of its securities by using pricing and valuation procedures approved by the Board. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Fund’s Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Fund’s securities and other assets. The Pricing Committee includes representatives of the Fund’s Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related

20

NOTES TO FINANCIAL STATEMENTS

controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

In accordance with Rule 2a-7, the fair values of the securities held in the Fund are determined at least once per week using evaluated prices supplied by third-party pricing vendors approved by the Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. These security values are then compared to the securities’ amortized cost. If a security price is not available from a pricing service or broker-dealer, or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value for purposes of this comparison, the security’s fair value will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded.

Fair Value Measurements:

The Fund discloses the fair value of investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

●    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

21

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2017 is as follows:

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Fund	Quoted Prices	Inputs	Inputs	Total
U.S. Government Money Market	$—	$5,495,119,238(a)(b)	$—	$5,495,119,238

(a) The breakdown of the Fund’s investments by security type is disclosed in the Schedule of Portfolio Investments.

(b) The breakdown of the Fund’s investments by state classification or political subdivision is disclosed in the Schedule of Portfolio Investments.

During the year ended September 30, 2017, the Fund recognized no transfers to/from Level 1 or 2. The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Financial Instruments:

Repurchase Agreements:

The Fund may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Fund has procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Details of the counterparties and collateral for repurchase agreements are shown on the Schedule of Portfolio Investments.

Credit Enhancement:

Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost

22

NOTES TO FINANCIAL STATEMENTS

basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium and discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on the proportion of relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. paydowns), they are reclassified within the Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2017, reclassifications for permanent differences were as follows:

	Increase Undistributed Net Investment Income	Increase Accumulated Realized Losses
U.S. Government Money Market Fund	$218,673	$(218,673)

When-Issued Transactions:

The Fund may engage in when-issued transactions. The Fund records when-issued securities on the trade date and maintains sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on the trade date and begin earning interest on the settlement date. As of September 30, 2017, the Fund held no when-issued securities.

3. Agreements and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement with RBC GAM (US) under which RBC GAM (US) manages the Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contract, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets as follows:

Annual Rate
U.S. Government Money Market Fund	0.10%

RBC Institutional Class 1 of the Fund pays the Advisor an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares that is used to compensate financial intermediaries for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

23

NOTES TO FINANCIAL STATEMENTS

RBC GAM (US) has contractually agreed to waive fees and/or reimburse expenses under an expense limitation agreement in order to maintain the net annual Fund operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) at 0.20% for RBC Institutional Class 1. During the year ended September 30, 2017, there were no fees waived under this agreement.

RBC GAM (US) serves as co-administrator to the Fund. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Fund, maintenance of the records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM (US) does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Fund based on the Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $49,000 ($54,000 effective October 1, 2017). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

4. Fund Distribution

The Fund has adopted a Shareholder Account and Distribution Services (12b-1) Plan (the “Plan”) with respect to RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and the RBC Select Class, in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for or to reimburse the Distributor or others, including RBC Capital Markets, LLC, monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class	RBC Reserve Class	RBC Select Class
12b-1 Plan Fee	0.15%	1.00%	0.90%	0.80%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

Pursuant to a shareholder account and distribution services agreement between the Distributor and RBC Capital Markets, LLC, the Distributor has agreed to compensate RBC Capital Markets, LLC for certain shareholder account servicing support provided to the Fund. RBC Capital Markets, LLC has agreed to waive fees and/or reimburse expenses in order to maintain the net annual Fund operating expenses for each class listed below to the following amounts:

Share Class	Operating Expense Limit
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.77%

24

NOTES TO FINANCIAL STATEMENTS

This expense limitation agreement is in place until January 31, 2018 The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC Capital Markets, LLC, any expenses in excess of the expense limitation and repay RBC Capital Markets, LLC such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At September 30, 2017, the amount subject to possible recoupment under the expense limitation agreement is $1,691,974.

RBC Capital Markets, LLC and/or the Advisor may voluntarily waive and/or reimburse additional Fund operating expenses at any time, such as to maintain a minimum yield in the fund. Any such voluntary program may be modified or discontinued at any time without notice.

For the year ended September 30, 2017, the following distribution fees were waived:

Share Class	Distribution Fees Waived
RBC Investor Class	$3,249,145
RBC Reserve Class	7,065,144
RBC Select Class	3,764,357

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are issued, reinvested and redeemed at $1.00 per share.

Transactions for the period were as follows:

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$26,573,845,998	$5,665,429,108
Distributions reinvested	7,724,325	1,558,949
Cost of shares redeemed	(26,445,458,238)	(4,514,013,138)

Change in RBC Institutional Class 1	$136,112,085	$1,152,974,919

RBC Institutional Class 2
Proceeds from shares issued	$2,556,565,068	$3,198,618,167
Distributions reinvested	4,966,226	706,441
Cost of shares redeemed	(2,001,156,197)	(2,865,535,520)

Change in RBC Institutional Class 2	$560,375,097	$333,789,088

RBC Investor Class
Proceeds from shares issued	$3,951,875,358	$863,568,259
Distributions reinvested	279,155	73,633
Cost of shares redeemed	(2,521,704,235)	(840,426,091)

Change in RBC Investor Class	$1,430,450,278	$23,215,801

RBC Reserve Class
Proceeds from shares issued	$1,465,090,862	$2,830,089,661
Distributions reinvested	172,787	367,353
Cost of shares redeemed	(5,146,926,740)	(1,853,851,082)

Change in RBC Reserve Class	$(3,681,663,091)	$976,605,932

25

NOTES TO FINANCIAL STATEMENTS

RBC Select Class
Proceeds from shares issued	$1,433,441,969	$3,085,461,284
Distributions reinvested	198,520	221,045
Cost of shares redeemed	(3,758,181,502)	(2,427,545,429)

Change in RBC Select Class	$(2,324,541,013)	$658,136,900

Change in net assets resulting from capital transactions	$(3,879,266,644)	$3,144,722,640

6. Federal Income Taxes

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

The tax character of distributions during the year ended September 30, 2017 were as follows:

Distributions Paid From
Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
$19,634,890	$—	$19,634,890	$—	$19,634,890

The tax character of distributions during the year ended September 30, 2016 were as follows:

Distributions Paid From
Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
$4,174,784	$—	$4,174,784	$—	$4,174,784

*Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital Loss Carryforwards	Deferred Qualified Late-Year Losses	Unrealized Depreciation	Total Accumulated Earnings/(Losses)

$2,291,138	$—	$(2,291,139)	$(222,445)	$—	$—	$(222,446)

As of September 30, 2017, the Fund had a short-term capital loss carryforward of $225,445 available to offset future realized capital gains in accordance with the Regulated Investment Company

26

NOTES TO FINANCIAL STATEMENTS

Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any deferred qualified late-year capital losses for the year ending September 30, 2017.

7. Line of Credit

The Fund, participates in an uncommitted, unsecured $500,000,000 line of credit with U.S. Bank N.A. (the “Bank”), the Fund’s custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of March 30, 2018. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. There were no loans outstanding pursuant to this line of credit at September 30, 2017. During the year ended September 30, 2017, the Fund did not utilize this line of credit.

8. Significant Risks

Shareholder concentration risk

As of September 30, 2017, an omnibus account owned 62.8% of the Fund’s outstanding shares. Significant transactions by these shareholders may impact the Fund’s performance.

9. Subsequent Events

Fund Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events that require recognition or disclosure in the financial statements except the following:

Effective November 9, 2017, shares of Select Class and Reserve Class are no longer offered, and purchases of these share classes will no longer be accepted.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of U.S. Government Money Market Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Money Market Fund (the “Fund,” a series of RBC Funds Trust) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or prior to September 30, 2015 were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 22, 2017

28

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2017, as U.S. Government Income as 48.44%.

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. For residents of California, New York and Connecticut the statutory threshold requirements were satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2017, as Qualified Interest Income as defined in the Internal Revenue Code as 100%.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

29

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

Lucy Hancock Bode (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013).

John A. MacDonald (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (management-consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

30

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (65)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present) Kansas University Endowment Association (2010 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (53)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC

Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (53)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

31

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

32

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Expenses Paid During Period* 4/1/17-9/30/17	Annualized Expense Ratio During Period 4/1/17-9/30/17
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,003.80	$1.00	0.20%
RBC Institutional Class 2	1,000.00	1,003.30	1.50	0.30%
RBC Investor Class	1,000.00	1,000.10	4.79	0.96%
RBC Reserve Class	1,000.00	1,000.00	4.19	0.84%
RBC Select Class	1,000.00	1,000.10	3.84	0.77%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one-half year period).

33

SUPPLEMENTAL INFORMATION (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Expenses Paid During Period* 4/1/17-9/30/17	Annualized Expense Ratio During Period 4/1/17-9/30/17
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,023.93	$1.01	0.20%
RBC Institutional Class 2	1,000.00	1,023.44	1.51	0.30%
RBC Investor Class	1,000.00	1,020.14	4.84	0.96%
RBC Reserve Class	1,000.00	1,020.74	4.23	0.84%
RBC Select Class	1,000.00	1,021.09	3.88	0.77%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one-half year period).

34

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2017, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Fund, and the Fund’s performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature, quality, and extent of the services provided to the Fund by the Advisor, including information as to the Fund’s performance. The Trustees noted that the Fund would no longer be used as a cash sweep option for brokerage clients of one of the Adviser’s affiliates.

The Trustees were provided with comparative Morningstar data for U.S. government money market funds. The Trustees noted that, although the low interest rate environment continued to drive down money market returns, the Fund’s relative performance was good. The Trustees were satisfied with the quality and capabilities of the money market fund portfolio management and analyst team and with the overall investment performance of the Fund.

The Trustees reviewed the challenging economic climate for money market funds generally, which has resulted in continued low gross yields and corresponding fee waivers to avoid negative yields. The Trustees reviewed the investment advisory fees payable to the Advisor and reviewed comparative fee and expense information for similarly situated funds. The Trustees noted the Fund’s net expense ratio was in line with its peer group median. The Trustees evaluated profitability data for the Advisor, noting decreasing profitability relating to the Fund due to decreased assets, and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Fund, including the Advisor’s role as co-administrator of the Fund and the fees paid by the Fund for such services. The Trustees also considered arrangements by the Advisor and its affiliates to subsidize Fund expenses at competitive levels and viewed such arrangements favorably.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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40

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2017.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-17

	RBC Funds

About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

	Letter from the Chief Investment Officer	1
	Portfolio Managers	3
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)
	- RBC BlueBay Emerging Market Select Bond Fund	8
	- RBC BlueBay Global High Yield Bond Fund	11
	- RBC BlueBay Diversified Credit Fund	14
	Schedule of Portfolio Investments	16
	Financial Statements
	- Statements of Assets and Liabilities	48
	- Statements of Operations	50
	- Statements of Changes in Net Assets	51
	Financial Highlights	54
	Notes to Financial Statements	61
	Report of Independent Registered Public Accounting Firm	84
	Other Federal Income Tax Information (Unaudited)	85
	Management (Unaudited)	86
	Share Class Information (Unaudited)	89
	Supplemental Information (Unaudited)	90
	Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)	92

LETTER FROM THE CHIEF INVESTMENT OFFICER

As the end of 2017 approaches, it provides an opportunity to review and reflect on what has been an exciting and broadly positive twelve months for investors. The defining features of financial markets since the middle of last year have been the strongest and most synchronised global economic upturn since 2010 and the continued absence of meaningful inflation. Investors who recognised the improving fundamental outlook, and were not distracted by recurring fears of political instability, have found the last twelve months rewarding, especially if they had exposure to emerging market assets.

After a painful period of adjustment to investor outflows following the ‘taper tantrum’ in the summer of 2013 and the collapse of commodity prices in 2015, emerging markets are enjoying a period of sustained economic recovery. The opportunity set for investors with the skills and resources to sift through high-yielding and recovering companies operating in emerging markets has been, and in our view remains, very fruitful. Investment returns on emerging market local currency debt — corporate as well as government — is underpinned by high real interest rates and currencies that have begun to recover after falling by as much as 40 percent from their peak. Looking over the next twelve months, we strongly believe that emerging market assets will outperform those of developed markets as the growth gap between the two continues to widen.

In the so-called advanced developed markets, traditional fixed income investment in government bonds offers little in the way of return, and bond prices are increasingly vulnerable to higher interest rates. Investors have responded by seeking yield in corporate credit, investment grade and high yield, as well as less liquid alternatives such as private debt. Convertible bonds are an increasingly attractive addition to fixed income portfolios, as their hybrid nature has allowed them to benefit from the rise in equity markets and has provided a relative insensitivity to higher interest rates.

The rebound in corporate earnings and falling default rates has underpinned a steady tightening in corporate credit spreads, generating excess returns over government debt. Corporate credit valuations now offer less scope for meaningful price appreciation, but still present an attractive risk-adjusted pick-up in yield and income relative to government bonds. The improving economic and political fundamentals of the Euro area, that once again defied the doomsayers, is best reflected in the double-digit returns on European bank capital instruments that continue to offer value in our opinion. The repair and healing of the European banking sector are not without causalities, and it is essential to do your credit homework so that you avoid the losers and maximise the number of winners in your portfolio.

Inflation below central banks’ targets has allowed policymakers to carefully calibrate the withdrawal of the extraordinary monetary policies that have characterised the years since the global financial crisis. But as unemployment continues to fall and spare capacity is eroded, there are tentative signs that inflation pressures are beginning to build. Investors are shifting into absolute return, long/short and ‘alternative’ fixed income strategies that are well positioned to generate positive returns in a rising interest rate environment.

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LETTER FROM THE CHIEF INVESTMENT OFFICER

2017 will also be remembered as an inflection point in the global investment regime — the start of the end of the quantitative easing (QE) era that has suppressed dispersion, artificially inflated correlations in asset performance, and favoured passive over active investment approaches. The Federal Reserve is the first and most important central bank to begin to unwind QE, by allowing the trillions of dollars of bonds that it bought in the aftermath of the financial crisis to gradually run off its balance sheet. We are already witnessing greater dispersion and lower cross-sector correlations in U.S. equity and credit markets, broadening the alpha opportunity set that active investors are able to exploit.

Politics and policy are having an ever greater impact on financial markets, as well as specific sectors and companies, as ‘populism’ induces more government interventionism. The understanding of political dynamics, including tapping into insights gleaned from non-traditional sources of political intelligence such as social media, is an area where we have continued to bolster our expertise.

I firmly believe that in the post-QE era, lacklustre market ‘beta’ returns will have to be supplemented by excess returns generated from active and alternative investment strategies and assets. BlueBay is committed to providing investors with solutions relevant to their investment needs as they face regime change.

Thank you for your continued confidence and trust in the RBC BlueBay Funds.

Raphael Robelin,
Chief Investment Officer
BlueBay Asset Management LLP

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Correlation is a measure of the degree to which variables move in relation to each other.

Alpha is a risk-adjusted performance measurement of a portfolio’s excess return relative to its benchmark after considering its risk relative to the benchmark.

Beta is a volatility measurement of a portfolio compared to a benchmark or the overall market and indicates the sensitivity of a portfolio’s returns to benchmark or market movements.

2

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor and BlueBay Asset Management LLP (“BlueBay”) serves as an investment sub-advisor to each of the Funds and BlueBay Asset Management USA LLC (“BlueBay US”) serves as an investment sub-advisor for the RBC BlueBay Global High Yield Bond Fund and RBC BlueBay Diversified Credit Fund. The sub-advisors are responsible for the overall management of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of the Funds’ portfolios are set forth below.

David Dowsett
Partner, Co-Chief Investment Officer & Co-Head of Emerging Market Debt

David Dowsett is Co-Chief Investment Officer of BlueBay and Co-Head of the Emerging Market Debt team at the firm and is responsible for portfolio management of the RBC BlueBay Emerging Market Select Bond Fund and RBC BlueBay Diversified Credit Fund. David joined BlueBay in April 2002. Previously he spent seven years at Deutsche Asset Management (formerly Morgan Grenfell Asset Management) where he was a Board Director with responsibility for emerging markets and a member of the Investment Policy Committee for all fixed income. David has a BA (Hons) degree in Politics and Economics from Durham University.

Nick Shearn (a)
Portfolio Manager

Nick Shearn is responsible for portfolio management of the RBC BlueBay Emerging Market Select Bond Fund and RBC BlueBay Diversified Credit Fund. Nick joined BlueBay in June 2011 from The Royal Bank of Scotland, where he was Head of Local Markets Rates Trading for the CEEMEA region. Prior to this he spent ten years at Deutsche Bank in Johannesburg (1998-2002) and London (2002-2008) trading local markets products. Before trading emerging markets products, Nick focused on the Eurobond markets and was Head of Liquid Credit Trading at JP Morgan before joining DKB International as Head of Trading in 1995. He has a BSc Econ (Hons) from Queen Mary College, London University.

Polina Kurdyavko (a)
Partner, Senior Portfolio Manager
Polina Kurdyavko is Head of the Emerging Market Corporate Debt team at BlueBay and the lead portfolio manager for the BlueBay long only and alternative emerging market corporate bond portfolios, including the RBC BlueBay Emerging Market Select Bond Fund and RBC BlueBay Diversified Credit Fund. Polina joined BlueBay in July 2005 from UBS where she worked as a Credit Analyst in EMEA corporate research. Her role involved secondary coverage of CEEMEA issuers and research support for primary issuance of select corporates. Prior to this, Polina was with Alliance Capital where she started as an emerging markets equity analyst and then moved on to pioneer emerging markets quantitative research at Alliance. Polina holds an MSc (Hons) in Finance from the People’s Friendship University of Russia, Moscow and is a CFA charterholder.

(a) Effective November 1, 2017, Nick Shearn no longer serves as a portfolio manager of the RBC BlueBay Emerging Market Select Bond Fund, and Polina Kurdyavko will assume his role of co-portfolio manager of the Fund.

3

PORTFOLIO MANAGERS

Michael Reed

Senior Portfolio Manager

Michael Reed is responsible for portfolio management of the RBC BlueBay Diversified Credit Fund. Michael joined BlueBay in October 2007 from Pendragon, where, as a Partner, he ran the company’s convertible arbitrage strategies. Prior to that, he was a Managing Director of Salomon Brothers, responsible for international convertible bond trading between 1994 and 2002. Michael joined the Japanese Warrant Arbitrage desk at Salomon in 1989 and spent two years trading Japanese Warrant Arbitrage in Tokyo. Michael holds a Bachelor of Engineering from Southampton University.

Mark Dowding

Partner, Co-Head Investment Grade

Senior Portfolio Manager

Mark Dowding Co-Heads the investment grade team at BlueBay, is a member of the asset allocation committee and is responsible for portfolio management of the RBC BlueBay Diversified Credit Fund. Mark joined BlueBay in August 2010 from Deutsche Asset Management, where he was Head of Fixed Income in Europe. Prior to this, Mark was Head of Fixed Income in Europe for Invesco, where he managed a range of global fixed income portfolios for retail and institutional clients. Mark started his career as a Fixed Income Portfolio Manager at Morgan Grenfell in 1993 and holds a BA Hons in Economics from the University of Warwick.

Justin Jewell

Co-Head of Long Only Strategies

Senior Portfolio Manager

Justin Jewell is responsible for portfolio management of the RBC BlueBay Diversified Credit Fund and the RBC BlueBay Global High Yield Bond Fund. Justin joined BlueBay in April 2009, initially as Head of High Yield Trading, before moving into portfolio management at the beginning of 2012. He has over ten years’ industry experience and spent a large part of his career at UBS where, most recently, he was Director of High Yield and Distressed Trading in Europe. Justin worked as a senior trader at MKM Longboat LLP between June and November 2008, though he returned to UBS after the fund wound down. Justin has a BSc in Economics from the London School of Economics and Political Science.

Tom Kreuzer

Co-Head of Long Only Strategies

Senior Portfolio Manager

Tom Kreuzer is responsible for portfolio management of the RBC BlueBay Diversified Credit Fund and the RBC BlueBay Global High Yield Bond Fund. Tom joined BlueBay in July 2002 and is a Portfolio Manager and Head of North American High Yield Credit based in the Stamford, Connecticut, office. Prior to BlueBay, Tom spent three years at Deutsche Bank within the Leveraged Finance and Financial Sponsor Group, in New York and London, where he was an analyst prior to being promoted to Associate in 2002. Tom holds a BA (cum laude) from Middlebury College, USA.

4

PERFORMANCE SUMMARY (UNAUDITED)

					Net	Gross
				Since	Expense	Expense
	1 Year(a)	3 Year(a)	5 Year(a)	Inception(a)	Ratio(1)(2)	Ratio(1)(2)
Average Annual Total Returns as of September 30, 2017 (Unaudited)

RBC BlueBay Emerging Market Select Bond Fund
Class A
- Including Maximum Sales Charge of 4.25%	1.47%	0.81%	-0.12%	1.76%
- At Net Asset Value	5.94%	2.27%	0.74%	2.51%	1.15%	7.94%

Class I
- At Net Asset Value	6.23%	2.48%	0.97%	2.74%	0.90%	2.24%

Class R6
- At Net Asset Value	6.34%	2.55%	1.07%	2.85%	0.85%(3)	53.42%(3)

50% JPMorgan EMBI Global Diversified/50% JPMorgan GBI-EM Broad Diversified Index(b)	5.94%	3.93%	2.58%	4.37%
50% JPMorgan EMBI Global Diversified/50% JPMorgan GBI-EM Global Diversified Index(b)	5.98%	3.42%	2.03%	3.90%
JPMorgan EMBI Global Diversified Index (b)	4.61%	6.50%	4.91%	6.81%
JPMorgan GBI-EM Broad Diversified Index (b)	7.21%	1.31%	0.21%	1.89%
JPMorgan GBI-EM Global Diversified Index (b)	7.32%	0.26%	-0.91%	0.93%

RBC BlueBay Global High Yield Bond Fund
Class A
- Including Maximum Sales Charge of 4.25%	2.84%	3.24%	4.38%	5.93%
- At Net Asset Value	7.37%	4.74%	5.29%	6.71%	0.70%	4.44%

Class I
- At Net Asset Value	7.89%	5.05%	5.60%	7.03%	0.45%	1.44%

BofA Merrill Lynch Global High Yield Constrained Index USD hedged(b)	9.18%	6.39%	6.93%	8.80%

RBC BlueBay Diversified Credit Fund
Class I
- At Net Asset Value	4.28%	N/A	N/A	3.02%	1.00%	1.32%

Class R6
- At Net Asset Value	4.29%	N/A	N/A	3.05%	0.95%(3)	54.27%(3)

3-Month USD LIBOR Index(b)	1.07%	N/A	N/A	0.70%

5

PERFORMANCE SUMMARY (UNAUDITED)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(1) The Funds’ expenses reflect actual expenses for the most recent year end except for Class R6 which is from December 27, 2016 (commencement of operations) through September 30, 2017.

(2) The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2018 (October 31, 2017 for RBC BlueBay Global High Yield Bond Fund).

(3) Annualized.

(a) The inception date (commencement of operations) is November 27, 2013 for Class A shares, December 27, 2016 for Class R6 shares and November 30, 2011 for Class I shares for each Fund except RBC BlueBay Diversified Credit Fund, which is December 9, 2014 for Class I shares. The performance in the table for the Class A and Class R6 shares prior to the inception of those classes reflects the performance of the Class I shares since the Fund’s inception.

(b) Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

JPMorgan Emerging Markets Bond Index (“EMBI”) Global Diversified is a subset of the JPMorgan EMBI. The JPMorgan EMBI tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The JPMorgan EMBI Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding.

JPMorgan Government Bond Index - Emerging Markets (“GBI-EM”) Broad Diversified Index tracks the performance of local currency-denominated bonds issued by governments in emerging markets. It includes all eligible countries containing eligible instruments regardless of capital controls and/or regulatory and tax hurdles. The maximum weight to a country is capped at 10%.

JPMorgan GBI-EM Global Diversified Index tracks the performance of local currency-denominated bonds issued by governments in emerging markets. It includes only countries directly accessible by most of the international investor base. The maximum weight to a country is capped at 10%.

The BofA Merrill Lynch Global High Yield Constrained Index USD hedged tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating.

The 3-Month USD London Interbank Offering Rate (LIBOR) Index is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

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7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Select Bond Fund

Investment Strategy	Invests predominantly in fixed income securities issued by emerging market countries or issuers based in such countries. The Fund seeks to generate excess returns via superior country and issue selection through an in-depth country and security selection process focusing on value in external credit spreads, local currencies, and local interest rates. Particular emphasis is given to avoiding deteriorating credits and one-off currency devaluations.

Performance	For the twelve-month period ended September 30, 2017, the Fund had an annualized total return of 6.23% (Class I). That compares to an annualized total return of 7.32% for the JP Morgan GBI-EM Global Diversified Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●   From a top-down perspective, our overweight position to risk through hard currency sovereign debt and local rates.

●   Strategic overweight allocations, including our off-benchmark allocation to GDP-linked warrants in Ukraine, proved successful. These warrants have now rallied nearly 100% over 2017.

●   Allocations to higher-yielding macro stories, such as Argentina, also contributed positively, mainly through our security selection of provincial debt.

●   Against a low-volatility backdrop, investors continued to focus on higher yields; our overweight positions in Ecuador and Egypt benefited from that trend.

Factors That Detracted From Relative Returns

●   Our underweight bias to U.S. Treasury duration detracted from performance in 2017 as expectations of aggressive U.S. fiscal expansion did not materialize under the Trump administration. Consequently, the Federal Reserve remained measured in their rate-hiking trajectory.

●   Strategic underweight allocations to slightly deteriorating economies such as Colombia and South Africa detracted.

●   Our underweight bias to low-yielding, oil-exposed countries such as Malaysia and Saudi Arabia (through credit default swap hedges) also detracted during the review period as oil prices broadly remained stable.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in securities issued by smaller companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. The Fund is non-diversified, which means it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. These risks are described more fully in the prospectus.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Select Bond Fund

The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index tracks the performance of local currency-denominated bonds issued by governments in emerging markets. It includes only countries directly accessible by most of the international investor base. The maximum weight to a country is capped at 10%. The J.P. Morgan Emerging Market Bond Index tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The J.P. Morgan Emerging Market Bond Index Global Diversified Index limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding. You cannot invest directly in an index.

Duration measures the sensitivity of a bond’s price to changes in interest rates.

9

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

	RBC BlueBay Emerging Market Select Bond Fund
Investment Objective	High level of total return consisting of income and capital appreciation.
Benchmark	50% JPMorgan EMBI Global Diversified/50% JPMorgan GBI-EM Broad Diversified Index 50% JPMorgan EMBI Global Diversified/50% JPMorgan GBI-EM Global Diversified Index

Asset Allocation (as of 9/30/17) (% of fund’s investments) & Top Three Industries (as of 9/30/17) (% of Fund’s net assets)	*Includes U.S. dollar denominated cash equivalent investments representing 9.36% of investments.
Top Ten Holdings (excluding investment companies) (as of 9/30/17) (% of Fund’s net assets)	South Africa Government Bond, 10.50%, 12/21/26	4.54%	Russian Federal Bond - OFZ, 8.15%, 2/3/27	2.19%
	Turkey Government Bond, 11.00%, 2/24/27	4.30%	Bolivian Government International Bond, 4.50%, 3/20/28	2.08%
	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	3.12%	Mexican Bonos, 10.00%, 12/5/24	2.07%
	Russian Federal Bond - OFZ, 7.00%, 8/16/23	2.56%	Argentina POM Politica Monetaria, 26.25%, 6/21/20	2.05%
	Poland Government Bond, 2.50%, 7/25/27	2.22%	Argentine Bonos del Tesoro, 18.20%, 10/3/21	1.51%
	A listing of all portfolio holdings can be found beginning on page 16.

Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

	The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2017 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Global High Yield Bond Fund

Seeks to achieve a high level of total return consisting of income and capital appreciation by investing predominantly in fixed income securities issued by sub-investment grade companies globally with at least 50% in U.S.-domiciled entities. The Fund seeks to generate excess returns via superior sector and security selection based upon high-quality, proprietary research. Portfolio duration is controlled with a narrow band relative to the benchmark.

Investment Strategy

For the twelve-month period ended September 30, 2017, the Fund had an annualized total return of 7.89% (Class I). That compares to an annualized total return of 9.18% for the BofA Merrill Lynch Global High Yield Constrained Index, the Fund’s primary benchmark.

Performance

●   Exposure to defensive sectors such as media and healthcare

●   Overweight positions in B-rated securities and exposure to Europe and North America

●   On an issuer basis, Momentive Performance Materials Inc. and Societe Generale S.A. were the top relative contributors.

Factors That Made Positive Contributions

●   Exposure to financials and basic resources sectors

●   Underweight positions in BB-rated securities and exposure to emerging markets

●   On an issuer basis, Quintis Ltd. and Intelsat Jackson Holdings S.A. were the top relative detractors.

Factors That Detracted From Relative Returns

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. These risks are described more fully in the prospectus.

The BofA Merrill Lynch Global High Yield Constrained Index tracks the performance of all U.S. dollar-, Canadian dollar-, Great British pound-, and Euro-denominated, below investment grade (based on an average of Moody’s, S&P, and Fitch) corporate debt publicly issued in the major domestic or Eurobond markets. Constituents are market capitalization-weighted based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. You cannot invest directly in an index.

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Global High Yield Bond Fund

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s (S&P) and Moody’s. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. S&P ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. Moody’s ratings are expressed as letters ranging from Aaa, which is the highest grade, to C, which is the lowest grade. Non-investment grade securities are those rated Ba1 or BB+ or below by Moody’s or S&P, respectively.

Duration measures the sensitivity of a bond’s price to changes in interest rates.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Global High Yield Bond Fund
High level of total return consisting of income and capital appreciation.				Investment Objective
BofA Merrill Lynch Global High Yield Constrained Index USD hedged				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 0.23% of investments.				Asset Allocation (as of 9/30/17) (% of fund’s investments) & Top Five Industries (as of 9/30/17) (% of Fund’s net assets)
Momentive Performance Materials, Inc. 3.88%,10/24/21	1.60%	Societe Generale SA, 7.38%, 9/13/49	1.16%	Top Ten Holdings (excluding investment companies) (as of 9/30/17) (% of Fund’s net assets)
Great Canadian Gaming Corp. 6.63%, 7/25/22	1.54%	WMG Acquisition Corp. 6.75%, 4/15/22	1.15%
CSC Holdings LLC 10.13%, 1/15/23	1.23%	Solera LLC/Solera Finance, Inc. 10.50%, 3/1/24	1.13%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.13%,5/1/27	1.22%	SFR Group SA 6.00%, 5/15/22	1.12%
LTF Merger Sub, Inc. 8.50%, 6/15/23	1.18%	Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25%, 4/15/21	1.07%
A listing of all portfolio holdings can be found beginning on page 26.

				Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2017 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Diversified Credit Fund

Investment Strategy	Seeks to achieve a high level of total return consisting of income and capital appreciation by primarily investing in credit-related instruments issued by U.S. and non-U.S. public- or private-sector entities, derivatives, and cash equivalents.

Performance	For the twelve-month period ended September 30, 2017, the Fund had an annualized total return of 4.28% (Class I). That compares to an annualized total return of 1.07% for the 3-Month USD LIBOR Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●   High yield bonds sleeve – exposure to media and healthcare

●   Convertible bonds sleeve – idiosyncratic stories

●   Emerging market hard currency sleeve –higher-yielding countries such as Venezuela, Indonesia and Brazil

●   Macro hedges

Factors That Detracted From Relative Returns	● The emerging market local currency sleeve detracted at the start of the period, however the allocation was reduced to zero by mid-October

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in securities issued by smaller companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. These risks are described more fully in the prospectus.

The 3-Month USD London Interbank Offering Rate (LIBOR) Index is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Diversified Credit Fund
High level of total return consisting of income and capital appreciation.				Investment Objective
3-Month USD LIBOR Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 2.71% of investments.				Asset Allocation (as of 9/30/17) (% of fund’s investments) & Top Five Industries (as of 9/30/17) (% of Fund’s net assets)
Bolivian Government International Bond, 4.50%, 3/20/28	1.20%	Egypt Government International Bond, 8.50%, 1/31/47	0.92%	Top Ten Holdings (excluding investment companies) (as of 9/30/17) (% of Fund’s net assets)
Bagan Capital Ltd., 0.93%, 9/23/21	1.13%	Petroleos Mexicanos 6.75%, 9/21/47	0.91%
Indah Capital Ltd., 5.35%, 10/24/18	1.12%	Petroleos del Peru SA 5.63%, 6/19/47	0.91%
Square Inc., 0.38%, 3/1/22	0.96%	Great Canadian Gaming Corp., 6.63%, 7/25/22	0.90%
Altice Luxembourg SA 7.75%, 5/15/22	0.93%	China Overseas Finance Investment (Cayman) V Ltd., 2.88%, 1/5/23	0.88%
*A listing of all portfolio holdings can be found beginning on page 35.

				Growth of $1,000,000 Initial Investment Since Inception (12/9/14)

The graph reflects an initial investment of $1,000,000 over the period from December 9, 2014 (commencement of operations) to September 30, 2017 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

15

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund

September 30, 2017

Principal Amount		Value
Corporate Bonds — 10.21%
Azerbaijan — 1.21%
$ 200,000	Southern Gas Corridor CJSC 6.88%, 3/24/26	$224,756

Brazil — 1.36%
165,000	Petrobras Global Finance BV 6.75%, 1/27/41	163,763
80,000	Petrobras Global Finance BV 7.38%, 1/17/27	88,061

		251,824

Mexico — 2.23%
135,000	Petroleos Mexicanos 6.50%, 3/13/27	149,417
250,000	Petroleos Mexicanos 6.75%, 9/21/47	265,263

		414,680

Peru — 2.23%
200,000	Petroleos del Peru SA 4.75%, 6/19/32	205,238
200,000	Petroleos del Peru SA 5.63%, 6/19/47	207,823

		413,061

United Kingdom — 2.23%
4,185,000(a)	ICBC Standard Bank Plc 19.89%, 6/14/18(b)(c)	210,564
4,100,000	ICBC Standard Bank Plc 21.33%, 7/26/18(b)(c)	202,559

		413,123

United States — 0.68%
1,473,000,000(d)	JPMorgan Chase Bank NA 8.75%, 5/19/31(b)	126,368

Venezuela — 0.27%
165,787	Petroleos de Venezuela SA 6.00%, 11/15/26	50,233

Total Corporate Bonds		1,894,045

(Cost $1,872,747)
Foreign Government Bonds — 76.58%
Argentina — 9.32%
6,250,598(e)	Argentina POM Politica Monetaria (Argentina Central bank 7D Repo Reference Rate), 26.25%, 6/21/20(f)	379,672
4,674,686(e)	Argentine Bonos del Tesoro, 18.20%, 10/3/21(c)	280,168
225,000	Argentine Republic Government International Bond, 7.63%, 4/22/46	249,216
58,604	Argentine Republic Government International Bond, 8.28%, 12/31/33	67,980
1,363,812	Argentine Republic Government International Bond, 13.47%, 12/15/35(c)	147,292
390,000(g)	Argentine Republic Government International Bond, 13.53%, 12/15/35(c)	48,859
100,000(g)	Provincia de Buenos Aires Argentina, 5.38%, 1/20/23	121,617

16

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 105,000	Provincia de Buenos Aires Argentina, 6.50%, 2/15/23	$110,639
150,000	Provincia de Buenos Aires Argentina, 7.88%, 6/15/27	162,861
150,000	Provincia de Cordoba, 7.13%, 6/10/21	160,717

		1,729,021

Bahrain — 1.05%
200,000	Bahrain Government International Bond, 7.50%, 9/20/47	195,548

Belarus — 2.36%
200,000	Republic of Belarus International Bond, 6.88%, 2/28/23	215,315
200,000	Republic of Belarus International Bond, 7.63%, 6/29/27	223,219

		438,534

Bolivia — 2.08%
400,000	Bolivian Government International Bond, 4.50%, 3/20/28	386,160

Brazil — 5.76%
1,729,000(e)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	578,547
91,000(e)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/23	30,290
346,000(e)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25	114,846
200,000	Brazilian Government International Bond, 5.00%, 1/27/45	185,637
25,000	Brazilian Government International Bond, 7.13%, 1/20/37	29,688
100,000	Brazilian Government International Bond, 8.25%, 1/20/34	130,605

		1,069,613

Colombia — 1.23%
422,700,000(e)	Colombian TES, 6.00%, 4/28/28	137,210
259,500,000(e)	Colombian TES, 7.00%, 5/4/22	91,653

		228,863

Ecuador — 1.20%
200,000	Ecuador Government International Bond, 10.75%, 3/28/22	223,041

Egypt — 2.32%
200,000	Egypt Government International Bond, 6.13%, 1/31/22	206,889
200,000	Egypt Government International Bond, 8.50%, 1/31/47	223,106

		429,995

El Salvador — 0.78%
51,000	El Salvador Government International Bond, 5.88%, 1/30/25	50,025
85,000	El Salvador Government International Bond, 8.63%, 2/28/29	95,264

		145,289

Greece — 0.81%
128,000(g)	Hellenic Republic Government Bond, 4.38%, 8/1/22(b)	149,428

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2017

Principal Amount		Value
Hungary — 1.10%
51,880,000(e)	Hungary Government Bond, 3.00%, 10/27/27	$203,245

Indonesia — 5.14%
100,000(g)	Indonesia Government International Bond, 3.75%, 6/14/28	132,093
2,679,000,000(e)	Indonesia Treasury Bond, 8.25%, 5/15/36	218,858
1,845,000,000(e)	Indonesia Treasury Bond, 8.38%, 3/19/24(b)	151,186
2,173,000,000(e)	Indonesia Treasury Bond, 8.38%, 9/15/26	181,339
3,173,000,000(e)	Indonesia Treasury Bond, 8.75%, 5/15/31	270,944

		954,420

Lebanon — 0.57%
$ 110,000	Lebanon Government International Bond, 6.65%, 11/3/28	106,443

Malaysia — 2.85%
317,000(e)	Malaysia Government Bond, 3.66%, 10/15/20	75,640
1,076,000(e)	Malaysia Government Bond, 3.88%, 3/10/22	257,692
117,000(e)	Malaysia Government Bond, 3.90%, 11/30/26	27,601
386,000(e)	Malaysia Government Bond, 3.96%, 9/15/25	91,324
126,000(e)	Malaysia Government Bond, 4.38%, 11/29/19	30,506
192,000(e)	Malaysia Government Bond, 4.50%, 4/15/30	46,198

		528,961

Mexico — 2.07%
5,930,000(e)	Mexican Bonos, 10.00%, 12/5/24	384,847

Mongolia — 1.05%
200,000	Mongolia Government International Bond, 5.13%, 12/5/22	194,354

Nigeria — 2.05%
200,000	Nigeria Government International Bond, 7.88%, 2/16/32	218,418
42,590,000(e)	Nigeria OMO Bill, 19.19%, 4/5/18(c)(h)	108,531
20,914,000(e)	Nigeria Treasury Bill, 18.80%, 3/22/18(c)(h)	53,632

		380,581

Peru — 1.54%
300,000(e)	Peru Government Bond, 6.15%, 8/12/32(b)	96,654
6,000(e)	Peruvian Government International Bond, 6.35%, 8/12/28	1,994
543,000(e)	Peruvian Government International Bond, 6.95%, 8/12/31	187,427

		286,075

Poland — 2.22%
1,616,000(e)	Poland Government Bond, 2.50%, 7/25/27	411,412

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2017

Principal Amount		Value
Romania — 0.73%
240,000(e)	Romania Government Bond, 4.75%, 2/24/25	$65,462
240,000(e)	Romania Government Bond, 5.80%, 7/26/27	69,832

		135,294

Russia — 6.29%
27,988,000(e)	Russian Federal Bond - OFZ, 7.00%, 8/16/23	474,899
4,603,000(e)	Russian Federal Bond - OFZ, 7.75%, 9/16/26	81,357
22,287,000(e)	Russian Federal Bond - OFZ, 8.15%, 2/3/27	405,687
$ 200,000	Russian Foreign Bond - Eurobond, 5.25%, 6/23/47	204,287

		1,166,230

South Africa — 10.92%
200,000	Republic of South Africa Government International Bond, 4.85%, 9/27/27	198,080
200,000	Republic of South Africa Government International Bond, 5.65%, 9/27/47	198,617
1,652,327(e)	South Africa Government Bond, 6.25%, 3/31/36	87,915
1,888,639(e)	South Africa Government Bond, 6.75%, 3/31/21	136,325
3,734,521(e)	South Africa Government Bond, 7.00%, 2/28/31	229,747
2,054,555(e)	South Africa Government Bond, 8.25%, 3/31/32	138,748
2,914,414(e)	South Africa Government Bond, 8.75%, 2/28/48	194,553
10,165,599(e)	South Africa Government Bond, 10.50%, 12/21/26	841,893

		2,025,878

Sri Lanka — 1.11%
200,000	Sri Lanka Government International Bond, 6.00%, 1/14/19	206,397

Thailand — 1.03%
2,443,000(e)	Thailand Government Bond, 3.65%, 6/20/31	80,969
960,000(e)	Thailand Government Bond, 3.85%, 12/12/25	32,326
2,111,000(e)	Thailand Government Bond, 4.88%, 6/22/29	78,146

		191,441

Tunisia — 2.36%
200,000(g)	Banque Centrale de Tunisie International Bond, 5.63%, 2/17/24	243,958
200,000	Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	194,573

		438,531

Turkey — 6.89%
877,697(e)	Turkey Government Bond, 8.00%, 3/12/25	212,776
559,760(e)	Turkey Government Bond, 10.60%, 2/11/26	156,135
2,793,657(e)	Turkey Government Bond, 11.00%, 2/24/27	797,642
100,000	Turkey Government International Bond, 6.75%, 5/30/40	111,081

		1,277,634

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2017

Principal Amount		Value
Ukraine — 1.61%
$ 200,000	Ukraine Government International Bond, 7.38%, 9/25/32	$194,964
100,000	Ukraine Government International Bond, 7.75%, 9/1/24	104,413

		299,377

Venezuela — 0.14%
64,100	Venezuela Government International Bond, 11.95%, 8/5/31	25,795

Total Foreign Government Bonds		14,212,407

(Cost $13,993,828)

Shares
Investment Company — 8.96%
1,663,876	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	$1,663,876

Total Investment Company		1,663,876

(Cost $1,663,876)

Total Investments		$17,770,328
(Cost $17,530,451)(i) — 95.75%

Other assets in excess of liabilities — 4.25%		787,980

NET ASSETS — 100.00%		$18,558,308

(a)	Principal amount denoted in Egyptian Pound.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Zero coupon bond. The rate represents the yield at time of purchase.
(d)	Principal amount denoted in Indonesian Rupiah.
(e)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(f)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2017.
(g)	Principal amount denoted in Euros.
(h)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(i)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2017

Foreign currency exchange contracts as of September 30, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
BRL	707,117	USD	222,326	Citibank N.A.	10/3/17	$ 825
USD	758,613	BRL	2,400,252	Citibank N.A.	10/3/17	1,146
USD	30,413	BRL	95,318	Citibank N.A.	10/3/17	333
BRL	1,201,320	USD	376,000	Citibank N.A.	11/3/17	1,465
PHP	1,643,776	USD	31,925	Citibank N.A.	11/22/17	266
PLN	1,029,969	EUR	238,000	Citibank N.A.	11/22/17	131
RUB	976,781	USD	16,709	Citibank N.A.	11/22/17	99
TRY	1,513,553	USD	416,850	Citibank N.A.	11/22/17	1,031
USD	155,154	ZAR	2,011,029	Citibank N.A.	11/22/17	7,938
USD	143,991	ZAR	1,865,016	Citibank N.A.	11/22/17	7,463
USD	142,759	ZAR	1,852,523	Citibank N.A.	11/22/17	7,146
USD	135,928	ZAR	1,764,164	Citibank N.A.	11/22/17	6,783
USD	139,815	ZAR	1,828,175	Citibank N.A.	11/22/17	5,985
USD	139,770	ZAR	1,828,149	Citibank N.A.	11/22/17	5,941
USD	124,755	TRY	437,891	Citibank N.A.	11/22/17	3,856
USD	75,436	ZAR	978,059	Citibank N.A.	11/22/17	3,838
USD	124,741	TRY	437,937	Citibank N.A.	11/22/17	3,830
USD	201,136	INR	12,981,317	Citibank N.A.	11/22/17	3,758
USD	75,331	ZAR	978,059	Citibank N.A.	11/22/17	3,733
USD	164,733	TRY	583,904	Citibank N.A.	11/22/17	3,521
USD	131,139	CNH	854,253	Citibank N.A.	11/22/17	3,118
USD	131,140	CNH	854,482	Citibank N.A.	11/22/17	3,084
USD	340,023	KRW	386,201,947	Citibank N.A.	11/22/17	2,680
USD	111,721	CNH	728,086	Citibank N.A.	11/22/17	2,608
USD	128,199	TRY	455,299	Citibank N.A.	11/22/17	2,494
USD	118,350	TRY	420,083	Citibank N.A.	11/22/17	2,368
USD	125,711	INR	8,113,388	Citibank N.A.	11/22/17	2,349
USD	119,058	TRY	422,876	Citibank N.A.	11/22/17	2,305
USD	116,152	TRY	412,584	Citibank N.A.	11/22/17	2,241
USD	258,101	INR	16,833,349	Citibank N.A.	11/22/17	2,153
USD	111,508	TRY	396,104	Citibank N.A.	11/22/17	2,146
USD	112,468	IDR	1,510,671,072	Citibank N.A.	11/22/17	912
USD	4,912	ZAR	63,955	Citibank N.A.	11/22/17	230
USD	839,989	EUR	698,000	Citibank N.A.	12/14/17	11,435
USD	101,766	CNH	689,872	Citibank N.A.	9/19/18	319
USD	85,253	CNH	577,802	Citibank N.A.	9/19/18	286
USD	186,000	CNH	1,263,135	Citibank N.A.	9/19/18	253
USD	6,981	CNH	47,312	Citibank N.A.	9/19/18	24

						$110,093

BRL	53,695	USD	17,000	Citibank N.A.	10/3/17	(55)
BRL	40,699	USD	13,000	Citibank N.A.	10/3/17	(156)
BRL	1,694,059	USD	547,000	Citibank N.A.	10/3/17	(12,392)
BRL	2,400,252	USD	755,580	Citibank N.A.	11/3/17	(1,400)
CLP	113,232,633	USD	183,462	Citibank N.A.	11/22/17	(6,760)

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
COP	22,496,289	USD	7,642	Citibank N.A.	11/22/17	$ (31)
COP	58,220,000	USD	20,000	Citibank N.A.	11/22/17	(303)
CZK	7,770,197	USD	357,497	Citibank N.A.	11/22/17	(3,002)
HUF	15,497,393	USD	60,579	Citibank N.A.	11/22/17	(1,677)
HUF	18,080,292	USD	71,055	Citibank N.A.	11/22/17	(2,336)
HUF	19,930,941	USD	78,303	Citibank N.A.	11/22/17	(2,550)
INR	55,401,123	USD	858,254	Citibank N.A.	11/22/17	(15,891)
MXN	433,765	USD	24,125	Citibank N.A.	11/22/17	(520)
MXN	627,545	USD	34,929	Citibank N.A.	11/22/17	(778)
MXN	1,060,313	USD	59,338	Citibank N.A.	11/22/17	(1,636)
PEN	24,276	USD	7,463	Citibank N.A.	11/22/17	(57)
PLN	501,430	USD	140,720	Citibank N.A.	11/22/17	(3,308)
PLN	496,874	USD	139,481	Citibank N.A.	11/22/17	(3,317)
PLN	503,455	USD	141,340	Citibank N.A.	11/22/17	(3,373)
RON	124,288	USD	32,000	Citibank N.A.	11/22/17	(31)
RON	470,857	USD	122,474	Citibank N.A.	11/22/17	(1,363)
RUB	2,524,116	USD	43,706	Citibank N.A.	11/22/17	(272)
THB	599,614	USD	18,000	Citibank N.A.	11/22/17	(11)
THB	1,057,066	USD	32,000	Citibank N.A.	11/22/17	(287)
THB	3,084,460	USD	93,162	Citibank N.A.	11/22/17	(624)
THB	3,500,594	USD	105,699	Citibank N.A.	11/22/17	(677)
THB	3,084,460	USD	93,364	Citibank N.A.	11/22/17	(826)
THB	3,084,460	USD	93,380	Citibank N.A.	11/22/17	(842)
THB	3,084,460	USD	93,394	Citibank N.A.	11/22/17	(856)
TRY	262,000	USD	75,091	Citibank N.A.	11/22/17	(2,755)
USD	98,368	TRY	357,912	Citibank N.A.	11/22/17	(449)
USD	168,632	TRY	613,677	Citibank N.A.	11/22/17	(800)
ZAR	285,552	USD	21,000	Citibank N.A.	11/22/17	(96)
ZAR	51,588	USD	3,885	Citibank N.A.	11/22/17	(109)
ZAR	200,825	USD	15,091	Citibank N.A.	11/22/17	(389)
ZAR	240,991	USD	18,109	Citibank N.A.	11/22/17	(467)

						$ (70,396)

Total						$ 39,697

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2017

Financial futures contracts as of September 30, 2017:

Short Position	Number of Contracts	Expiration Date	Value/ Unrealized Appreciation (Depreciation)		Notional Value	Clearinghouse
90-Day Euro Dollar	38	December 2018	$(13,688)	USD	9,309,225	Citigroup Global Markets, Inc.
Ten Year U.S. Treasury Bonds	4	December 2017	6,455	USD	507,712	Citigroup Global Markets, Inc.
Ten Year Euro Bund	2	December 2017	3,190	EUR	324,720	Citigroup Global Markets, Inc.
			$ (4,043)

Interest rate swaps as of September 30, 2017:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/ Unrealized Appreciation/ (Depreciation)
9.10%	BRL-CDI	Annually	Citigroup Global Markets Inc.	1/4/21	BRL	4,204(b)	$18,975
11.78%	BRL-CDI	Annually	Citigroup Global Markets Inc.	1/4/21	BRL	381(a)	13,793
6.70%	INR-MIBOR-OISCOMPOUND	Semi-Annually	HSBC Securities	2/24/22	INR	26,820(b)	8,750
6.19%	INR-MIBOR-OIS-COMPOUND	Semi-Annually	JPMorgan Chase Bank, N.A.	6/8/19	INR	46,167(b)	3,052
6.18%	INR-MIBOR-OIS-COMPOUND	Semi-Annually	BNP Paribas SA	6/8/19	INR	23,583(b)	1,524
6.65%	INR-MIBOR-OIS-COMPOUND	Semi-Annually	BNP Paribas SA	5/11/22	INR	3,560(b)	1,064
1.67%	KRW-CD-KSDA	Quarterly	Merrill Lynch International	1/17/22	KRW	307,251(a)	2,335
1.67%	KRW-CD-KSDA	Quarterly	Citibank N.A.	1/17/22	KRW	234,161(a)	1,824
1.74%	KRW-CD-KSDA	Quarterly	BNP Paribas SA	1/31/22	KRW	471,430(a)	2,514
7.40%	MXN-TIIE-Banxico	Quarterly	Citigroup Global Markets Inc.	5/23/22	MXN	4,079(b)	5,585
7.37%	MXN-TIIE-Banxico	Quarterly	Citigroup Global Markets Inc.	5/30/22	MXN	4,923(b)	6,386
7.05%	MXN-TIIE-Banxico	Quarterly	Citigroup Global Markets Inc.	6/10/22	MXN	1,400(b)	820
7.41%	MXN-TIIE-Banxico	Quarterly	Citigroup Global Markets Inc.	4/13/27	MXN	5,512(b)	7,928
7.18%	MXN-TIIE-Banxico	Quarterly	Citigroup Global Markets Inc.	6/3/27	MXN	3,108(b)	1,535

							$76,085
7.99%	BRL-CDI	Annually	Citigroup Global Markets Inc.	1/2/19	BRL	10,500(a)	(25,177)
3.95%	CLP-ICP-CAMARA	Semi-Annually	Citibank N.A.	6/8/27	CLP	91,356(b)	(1,752)
7.16%	MXN-TIIE-Banxico	Quarterly	Citigroup Global Markets Inc.	2/22/19	MXN	11,549(b)	(15)

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2017

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/ Unrealized Appreciation/ (Depreciation)
7.16%	MXN-TIIE-Banxico	Quarterly	Citigroup Global Markets Inc.	2/22/19	MXN	6,459(b)	$(8)

							$(26,952)

Total							$49,133

(a) The Fund pays the fixed rate on these swaps.

(b) The Counterparty pays the fixed rate on these swaps

Credit default swaps buy protection as of September 30, 2017:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
1.00%	Saudi Arabian Government International Bond	Quarterly	Barclays Capital Plc	12/20/22	USD	432	$(718)	$(2,435)	$(3,153)

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2017

Abbreviations used are defined below:

BRL - Brazilian Real

BRL-CDI - Brazil Cetip Interbank Deposit Rate

CD - Certificate of Deposit

CLP - Chilean Peso

CNH - Chinese Yuan Renminbi

COP - Colombian Peso

CZK - Czech Koruna

EUR - Euro

HUF - Hungarian Forint

ICP-CAMARA - Indice Camara Premedia Rate for Chilean Pesos

IDR - Indonesian Rupiah

INR - Indian Rupee

INR-MIBOR-OIS-COMPOUND - Mumbai Interbank Offered Rate - Overnight Index Swap

KRW-South Korean Won

KSDA - Korean Security Dealers Association

MXN - Mexican Peso

MXN-TIIE-Banxico - Mexican Interbank Equilibrium Interest Rate

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

USD - United States Dollar

ZAR - South African Rand

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	76.58%
Energy	7.30%
Financials	2.91%
Other*	13.21%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, interest rate swaps, credit default swaps, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund

September 30, 2017

Principal Amount		Value
Bank Loans — 2.86%
Netherlands — 0.16%
$ 60,000	Refresco Holding BV, Term Loan B, (LIBOR USD 1-Month + 2.750%), 0.00%, 9/26/24(a)	$60,150

Norway — 0.03%
8,497(b)	Norske Skog AS, Term Loan, (LIBOR USD 1-Month), 0.00%, 6/15/18(a)(c)(d)	10,042

United States — 2.67%
77,000	Cyxtera DC Holdings, Inc. 2nd Lien Term Loan, (LIBOR USD 3-Month + 7.250%), 8.57%, 5/1/25(a)	78,026
140,000	Gavilan Resources LLC 2nd Lien Term Loan, (LIBOR USD 1-Month + 6.000%), 7.23%, 3/1/24(a)	135,100
120,347	Hilton Worldwide Finance LLC Term Loan B2, (LIBOR USD 1-Month + 2.000%), 3.24%, 10/25/23(a)	120,821
157,000	Level 3 Financing, Inc. Term Loan B, (LIBOR USD 1-Month + 2.250%), 3.49%, 2/22/24(a)	156,878
339,063	SBA Communications Corp. Term Loan B1, (LIBOR USD 1-Month + 2.500%), 3.49%, 3/31/21(a)	339,825
94,763	Switch Ltd. Term Loan B, (LIBOR USD 1-Month + 2.750%), 3.99%, 6/27/24(a)	95,414
57,932	Vertellus Holdings LLC 1st Lien Term Loan, (LIBOR USD 1-Month + 9.000%), 10.24%, 10/31/19(a)(c)(d)	57,179
15,981	Vertellus Holdings LLC 2nd Lien Term Loan, (LIBOR USD 1-Month + 12.000%), 13.24%, 10/30/21(a)(c)(d)	15,981
16,231	Vertellus Specialties, Inc. Term Loan, (LIBOR USD 1-Month), 0.00%, 12/31/17(a)(c)(d)	0

		999,224

Total Bank Loans		1,069,416

(Cost $1,077,414)

Corporate Bonds — 91.48%
Argentina — 1.27%
183,000	YPF SA 6.95%, 7/21/27(e)	194,209
65,000	YPF SA 8.50%, 7/28/25(e)	74,784
180,000	YPF SA 8.75%, 4/4/24	207,000

		475,993

Australia — 1.07%
160,000	FMG Resources August 2006 Pty Ltd. 9.75%, 3/1/22(e)	179,920
300,000	Quintis Ltd. 8.75%, 8/1/23(e)(f)	219,000

		398,920

Brazil — 3.00%
149,000	Petrobras Global Finance BV 4.38%, 5/20/23	147,234
223,000	Petrobras Global Finance BV 5.30%, 1/27/25(e)	222,665

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 65,000	Petrobras Global Finance BV 6.00%, 1/27/28(e)	$64,691
75,000	Petrobras Global Finance BV 6.13%, 1/17/22	80,606
85,000	Petrobras Global Finance BV 7.25%, 3/17/44	88,612
123,000	Petrobras Global Finance BV 7.38%, 1/17/27	135,394
123,000	Petrobras Global Finance BV 8.75%, 5/23/26	147,674
119,000	Vale Overseas Ltd. 6.25%, 8/10/26	135,363
97,000	Vale SA 5.63%, 9/11/42	98,476

		1,120,715

Canada — 5.11%
186,000	1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/1/22(e)	191,645
80,000	Bombardier, Inc. 6.00%, 10/15/22(e)	77,050
80,000	Bombardier, Inc. 7.50%, 3/15/25(e)	80,000
110,000	Calfrac Holdings L.P. 7.50%, 12/1/20(e)	105,737
156,000	Cogeco Communications, Inc. 4.88%, 5/1/20(e)	159,471
86,000	Enbridge, Inc., (LIBOR USD 3-Month + 3.890%), 6.00%, 1/15/77(a)	91,160
695,000(g)	Great Canadian Gaming Corp. 6.63%, 7/25/22(e)	577,069
40,000	MEG Energy Corp. 7.00%, 3/31/24(e)	34,394
50,000	Paramount Resources Ltd. 6.88%, 6/30/23(e)	52,918
90,000	Seven Generations Energy Ltd. 5.38%, 9/30/25(e)	90,653
120,000	Teck Resources Ltd. 6.25%, 7/15/41	134,790
222,000	Telesat Canada /Telesat LLC 8.88%, 11/15/24(e)	249,935
65,000	Tervita Escrow Corp. 7.63%, 12/1/21(e)	65,650

		1,910,472

France — 3.12%
400,000	SFR Group SA 6.00%, 5/15/22(e)	418,000
291,000	SFR Group SA 7.38%, 5/1/26(e)	314,280
400,000	Societe Generale SA, (USD Swap Semi 30/360 5 Year + 6.238%), 7.38%, 9/13/49(a)(e)	432,939

		1,165,219

Germany — 1.79%
120,000(b)	Unitymedia Gmbh 3.75%, 1/15/27	143,192
200,000	Unitymedia GmbH 6.13%, 1/15/25(e)	213,750
250,000(b)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 4.00%, 1/15/25	312,794

		669,736

Ireland — 0.56%
200,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc. 6.00%, 2/15/25(e)	211,500

Luxembourg — 2.29%
320,000	Altice Financing SA 6.63%, 2/15/23(e)	338,578
330,000	Altice Luxembourg SA 7.75%, 5/15/22(e)	350,213
97,000	Intelsat Jackson Holdings SA 7.25%, 10/15/20	93,450

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 75,000	Intelsat Jackson Holdings SA 9.75%, 7/15/25(e)	$76,041

		858,282

Netherlands — 4.70%
250,000	Constellium NV 6.63%, 3/1/25(e)	255,937
100,000(b)	LGE HoldCo VI BV 7.13%, 5/15/24	132,880
180,000(b)	Maxeda DIY Holding BV 6.13%, 7/15/22(e)	222,342
200,000	NXP BV/NXP Funding LLC 4.13%, 6/1/21(e)	209,250
75,000(b)	Stichting AK Rabobank Certificaten 6.50%, 12/29/49	105,726
290,000(h)	UPC Holding BV 6.75%, 3/15/23	317,324
200,000	UPCB Finance IV Ltd. 5.38%, 1/15/25(e)	208,000
260,000(b)	UPCB Finance VII Ltd. 3.63%, 6/15/29(e)	304,523

		1,755,982

New Zealand — 0.76%
280,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20	284,914

Norway — 0.31%
100,000(b)	Norske Skog AS 11.75%, 12/15/19	115,235

Spain — 0.66%
200,000(b)	Banco Bilbao Vizcaya Argentaria SA, (EUR Swap Annual 5 Year + 5.779%), 5.88%, 5/24/22(a)	245,642

Switzerland — 0.57%
200,000	UBS AG 5.13%, 5/15/24	213,418

United Arab Emirates — 0.66%
120,000	DAE Funding LLC 4.50%, 8/1/22(e)	122,985
120,000	DAE Funding LLC 5.00%, 8/1/24(e)	123,000

		245,985

United Kingdom — 5.47%
120,000(g)	Arqiva Broadcast Finance Plc 9.50%, 3/31/20	170,153
200,000	Aston Martin Capital Holdings Ltd. 6.50%, 4/15/22(e)	214,476
200,000	HSBC Holdings Plc, (USD Swap Rate 11:00 am NY 1 + 3.746%), 6.00%, 5/22/27(a)	210,777
200,000	KCA Deutag UK Finance Plc 7.25%, 5/15/21	190,460
200,000(g)	RAC Bond Co. Plc 5.00%, 11/6/22(e)	267,132
310,000(b)	Synlab Bondco Plc, (EURIBOR 3-Month + 3.500%), 3.50%, 7/1/22(a)	370,302
210,000(b)	Synlab Bondco Plc 6.25%, 7/1/22	264,132
260,000(g)	Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24	356,552

		2,043,984

United States — 60.14%
188,000	Acadia Healthcare Co., Inc. 5.63%, 2/15/23	197,400
277,000	ADT Corp. (The) 3.50%, 7/15/22	277,000

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 40,000	Albertsons Cos. LLC/Safeway, Inc/New Albertson’s, Inc/Albertson’s LLC 5.75%, 3/15/25	$35,200
125,000	Albertsons Cos. LLC/Safeway, Inc/New Albertson’s, Inc/Albertson’s LLC 6.63%, 6/15/24	116,719
129,000	Alta Mesa Holdings L.P./Alta Mesa Finance Services Corp. 7.88%, 12/15/24(e)	139,320
240,000	Altice US Finance I Corp. 5.38%, 7/15/23(e)	253,800
50,000	AMC Entertainment Holdings, Inc. 5.88%, 11/15/26	49,313
160,000(i)	AMC Entertainment Holdings, Inc. 6.38%, 11/15/24	216,391
195,000	Amsurg Corp. 5.63%, 7/15/22	203,287
130,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp. 5.38%, 9/15/24	134,550
160,000(b)	Belden, Inc. 3.38%, 7/15/27(e)	189,877
240,000	Berry Plastics Corp. 5.50%, 5/15/22	250,500
265,000	Berry Plastics Corp. 6.00%, 10/15/22	281,231
202,000	Blackboard, Inc. 9.75%, 10/15/21(e)	180,285
233,000	Blueline Rental Finance Corp./Blueline Rental LLC 9.25%, 3/15/24(e)	250,766
180,000	BMC East LLC 5.50%, 10/1/24(e)	187,650
110,000	California Resources Corp. 8.00%, 12/15/22(e)	71,500
450,000	CCO Holdings LLC/CCO Holdings Capital Corp. 5.13%, 5/1/27(e)	456,187
236,000	CDW LLC/CDW Finance Corp. 5.00%, 9/1/25	247,800
291,000	CenturyLink, Inc. 6.45%, 6/15/21	302,794
390,000	Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13%, 12/15/21(e)	396,825
36,000	Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.38%, 9/15/20(e)	36,765
248,000	Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24	282,720
230,000	Cheniere Energy Partners L.P. 5.25%, 10/1/25(e)	235,175
101,000	Chesapeake Energy Corp. 8.00%, 1/15/25(e)	102,010
180,000	Cinemark USA, Inc. 4.88%, 6/1/23	181,800
174,000	Citgo Holding, Inc. 10.75%, 2/15/20(e)	187,485
149,000	Covey Park Energy LLC / Covey Park Finance Corp. 7.50%, 5/15/25(e)	154,401
383,000	CRC Escrow Issuer LLC/CRC Finco, Inc. 5.25%, 10/15/25(e)	383,000
400,000	CSC Holdings LLC 10.13%, 1/15/23(e)	461,500
140,000	DCP Midstream Operating L.P., (LIBOR USD 3-Month + 3.850%), 5.85%, 5/21/43(a)(e)	130,550
172,000	Delphi Jersey Holdings Plc 5.00%, 10/1/25(e)	175,010
51,000	Denbury Resources, Inc. 4.63%, 7/15/23	27,030
68,000	Diamondback Energy, Inc. 5.38%, 5/31/25	70,890
290,000	DISH DBS Corp. 4.25%, 4/1/18	292,175
180,000	DISH DBS Corp. 5.13%, 5/1/20	188,721
170,000	Dynegy, Inc. 8.13%, 1/30/26(e)	175,100
118,000	Energy Transfer Equity L.P. 5.88%, 1/15/24	126,703
86,000	Envision Healthcare Corp. 5.13%, 7/1/22(e)	89,225
260,000	ESH Hospitality, Inc. 5.25%, 5/1/25(e)	268,775
184,000	First Data Corp. 5.00%, 1/15/24(e)	191,047

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 280,000	FTS International, Inc., (LIBOR USD 3-Month + 7.500%), 8.82%, 6/15/20(a)(e)	$284,550
114,000	Gulfport Energy Corp. 6.38%, 5/15/25	115,425
269,000	HCA, Inc. 5.88%, 5/1/23	292,537
150,000	Hilton Domestic Operating Co., Inc. 4.25%, 9/1/24	153,000
240,000	Howard Hughes Corp.(The) 5.38%, 3/15/25(e)	244,800
127,000	Iron Mountain, Inc. 4.88%, 9/15/27(e)	128,905
280,000	KAR Auction Services, Inc. 5.13%, 6/1/25(e)	291,200
333,000	Kenan Advantage Group, Inc. (The) 7.88%, 7/31/23(e)	342,157
100,000(b)	Kronos International, Inc. 3.75%, 9/15/25(e)	119,932
308,000	Laureate Education, Inc. 8.25%, 5/1/25(e)	331,870
242,000	Level 3 Communications, Inc. 5.75%, 12/1/22	248,655
185,000	Live Nation Entertainment Inc 4.88%, 11/1/24(e)	191,475
171,683	Live Nation Entertainment, Inc. 5.38%, 6/15/22(e)	178,550
415,000	LTF Merger Sub, Inc. 8.50%, 6/15/23(e)	440,937
176,000	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc. 5.63%, 5/1/24	190,710
193,000	MGM Resorts International 5.25%, 3/31/20	204,339
590,000	Momentive Performance Materials, Inc. 3.88%, 10/24/21	596,461
90,000	Momentive Performance Materials, Inc. 4.69%, 4/24/22	86,625
634,000	Momentive Performance Materials, Inc., Escrow Bond 8.88%, 10/15/20(c)(d)(e)(f)	1
218,000	NCL Corp. Ltd. 4.75%, 12/15/21(e)	226,097
120,000(b)	Netflix, Inc. 3.63%, 5/15/27	143,959
175,000	Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(e)	181,344
103,000	Northern Oil and Gas, Inc. 8.00%, 6/1/20	63,860
100,000	Novelis Corp. 6.25%, 8/15/24(e)	104,270
86,000	NRG Energy, Inc. 6.63%, 1/15/27	90,085
380,000	NRG Energy, Inc. 7.63%, 1/15/18	386,650
110,000	Parsley Energy LLC/Parsley Finance Corp. 5.25%, 8/15/25(e)	111,787
141,000	PBF Holding Co. LLC/PBF Finance Corp. 7.25%, 6/15/25(e)	144,173
155,000	Post Holdings, Inc. 5.50%, 3/1/25(e)	160,813
155,000	Post Holdings, Inc. 5.75%, 3/1/27(e)	159,650
220,000(b)	Quintiles IMS, Inc. 3.25%, 3/15/25	264,271
150,000	Rackspace Hosting, Inc. 8.63%, 11/15/24(e)	160,065
80,000	Range Resources Corp. 5.00%, 3/15/23(e)	79,400
307,000	Realogy Group LLC Realogy Co-Issuer Corp. 4.88%, 6/1/23(e)	315,443
115,000	RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/1/23(e)	120,894
402,000	Resolute Forest Products, Inc. 5.88%, 5/15/23	398,483
170,000	Sabre GLBL, Inc. 5.25%, 11/15/23(e)	174,675
50,000	Sanchez Energy Corp. 6.13%, 1/15/23	42,750
270,000	Scientific Games International, Inc. 7.00%, 1/1/22(e)	286,537
172,000	Scientific Games International, Inc. 10.00%, 12/1/22	190,490
100,000(b)	Sealed Air Corp. 4.50%, 9/15/23	134,633
70,000	SESI LLC 7.75%, 9/15/24(e)	72,450
150,000	Sirius XM Radio, Inc. 3.88%, 8/1/22(e)	153,405
250,000	Sirius XM Radio, Inc. 5.00%, 8/1/27(e)	255,000
370,000	Solera LLC/Solera Finance, Inc. 10.50%, 3/1/24(e)	421,227

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 90,000	Southwestern Energy Co. 7.50%, 4/1/26	$93,600
90,000	Southwestern Energy Co. 7.75%, 10/1/27	93,375
150,000	Sprint Capital Corp 8.75%, 3/15/32	191,813
121,000	Sprint Communications, Inc. 9.00%, 11/15/18(e)	129,975
80,000	Sprint Corp. 7.25%, 9/15/21	88,900
65,000	Sprint Corp. 7.63%, 2/15/25	74,547
200,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(e)	203,000
26,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp. 4.13%, 11/15/19	26,260
94,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp. 5.13%, 2/1/25	96,820
390,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25%, 4/15/21(e)	400,237
279,000	Team Health Holdings, Inc. 6.38%, 2/1/25(e)	264,353
65,000	Tenet Healthcare Corp. 8.13%, 4/1/22	66,137
230,000	THC Escrow Corp III 5.13%, 5/1/25(e)	226,837
160,000	THC Escrow Corp III 7.00%, 8/1/25(e)	150,400
149,000	United Rentals North America, Inc. 4.63%, 10/15/25	150,863
215,000	United Rentals North America, Inc. 4.88%, 1/15/28	216,075
125,000	Univision Communications, Inc. 6.75%, 9/15/22(e)	129,666
277,390	Valeant Pharmaceuticals International, Inc. 5.88%, 5/15/23(e)	244,797
108,000	Valeant Pharmaceuticals International, Inc. 6.38%, 10/15/20(e)	108,270
170,000	Valeant Pharmaceuticals International, Inc. 6.75%, 8/15/21(e)	166,813
110,000	Valeant Pharmaceuticals International, Inc. 7.00%, 3/15/24(e)	117,150
110,000	VeriSign, Inc. 4.75%, 7/15/27	113,300
211,000	ViaSat, Inc. 5.63%, 9/15/25(e)	212,329
257,000(b)	VWR Funding, Inc. 4.63%, 4/15/22	316,529
86,000	Weatherford International Ltd. 9.88%, 2/15/24(e)	94,681
126,000	Whiting Petroleum Corp. 5.00%, 3/15/19	126,038
30,000	WMG Acquisition Corp. 5.00%, 8/1/23(e)	30,975
410,000	WMG Acquisition Corp. 6.75%, 4/15/22(e)	431,013
239,000	Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(e)	253,340
170,000	Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/1/23	179,563

		22,480,673

Total Corporate Bonds		34,196,670

(Cost $33,260,755)

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2017

Shares		Value
Common Stocks — 0.15%
Italy — 0.09%
8,645	Italiaonline*	$33,534

United States — 0.06%
12,785	Valencia Bidco LLC*(c)(d)	20,833

Total Common Stocks		54,367
(Cost $46,265)

Warrants/Rights — 0.00%
Australia — 0.00%
48,100	Quintis Ltd Warrants*(c)(d)	0

Mexico — 0.00%
3,026	Urbi Desarrollos Urbanos SAB de CV Warrants*(c)(d)	520

Total Warrants/Rights		520
(Cost $0)

Investment Company — 0.21%
80,303	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	80,303

Total Investment Company		80,303
(Cost $80,303)

Total Investments		$35,401,276
(Cost $34,464,737)(j) — 94.70%

Other assets in excess of liabilities — 5.30%		1,980,689

NET ASSETS — 100.00%		$37,381,965

*	Non-income producing security.
(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2017.
(b)	Principal amount denoted in Euros.
(c)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Issuer filed for bankruptcy and/or is in default of interest payments.
(g)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(h)	Principal amount denoted in Swiss Francs.

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2017

(i)	Principal amount denoted in British Pounds.
(j)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	4,716,536	EUR	3,919,000	Citibank N.A.	12/14/17	$ 64,522
USD	478,814	CAD	580,000	Citibank N.A.	12/14/17	13,748
USD	334,432	CHF	316,000	Citibank N.A.	12/14/17	6,380
USD	204,257	GBP	150,000	Citibank N.A.	12/14/17	2,774
USD	161,676	CAD	200,000	Citibank N.A.	12/14/17	1,308

						$ 88,732

USD	861,491	GBP	650,000	Citibank N.A.	12/14/17	(11,602)

Total						$ 77,130

Financial futures Contracts as of September 30, 2017:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation (Depreciation)		Notional Value	Clearinghouse
90-Day Euro Dollar	17	December 2017	$(2,589)	USD	4,184,550	Citigroup Global Markets, Inc.
90-Day Euro Dollar	33	December 2018	(4,016)	USD	8,092,200	Citigroup Global Markets, Inc.
Five Year U.S. Treasury Bonds	19	December 2017	21,438	USD	2,253,968	Citigroup Global Markets, Inc.
Total			$14,833

Abbreviations used are defined below:

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

GBP - British Pound

LIBOR - London Interbank Offered Rate

USD - United States Dollar

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2017

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Telecom Services	25.01%
Consumer Discretionary	18.87%
Energy	13.83%
Health Care	7.52%
Industrials	7.34%
Materials	6.51%
Financials	6.48%
Information Technology	4.95%
Consumer Staples	2.24%
Utilities	1.74%
Other*	5.51%

100.00%

*	Includes cash, interest and dividend receivable, pending trades and Fund share transactions, Investment Company, warrants, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund

September 30, 2017

Principal Amount		Value

Convertible Bonds — 17.54%
Belgium — 0.76%
400,000(a)	Ablynx NV, 3.25%, 5/27/20	$549,580

China — 2.18%
$ 520,000	Baosteel Hong Kong Investment Co. Ltd., 0.64%, 12/1/18(b)	538,720
3,000,000(c)	China Railway Construction Corp Ltd., 1.50%, 12/21/21	438,708
500,000	Ctrip.Com International Ltd., 1.99%, 7/1/25	605,000

		1,582,428

Hong Kong — 2.00%
760,000	Bagan Capital Ltd., 0.93%, 9/23/21(b)	819,470
600,000	China Overseas Finance Investment (Cayman) V Ltd., 2.88%, 1/5/23(b)	637,500

		1,456,970

Malaysia — 1.12%
1,080,000(d)	Indah Capital Ltd., 5.35%, 10/24/18(b)	815,703

Norway — 1.60%
400,000(a)	Marine Harvest ASA, 0.13%, 11/5/20	587,165
550,000	Ship Finance International Ltd., 5.75%, 10/15/21	575,575

		1,162,740

South Africa — 0.71%
500,000(a)	Steinhoff Finance Holding GmbH, 1.25%, 10/21/23	515,527

Taiwan — 0.77%
500,000	Siliconware Precision Industries Co. Ltd., 3.15%, 10/31/19(b)	562,504

United Kingdom — 3.52%
400,000(e)	BP Capital Markets Plc, 1.00%, 4/28/23	630,737
300,000(e)	Helical Bar Jersey Ltd., 4.00%, 6/17/19	400,108
400,000(e)	J Sainsbury Plc, (5 year GBP Swap + 9.727%), 2.88%, 7/30/21(f)	533,453
300,000(e)	PHP Finance Jersey Ltd., 4.25%, 5/20/19	499,555
500,000	Premier Oil Finance Jersey Ltd., 2.50%, 5/31/22	495,406

		2,559,259

United States — 4.88%
550,000	BioMarin Pharmaceutical, Inc., 0.60%, 8/1/24	557,219
515,000	Blackhawk Network Holdings, Inc., 1.50%, 1/15/22	574,869
448,000	Dish Network Corp., 3.38%, 8/15/26	501,200
440,000	Salesforce.com, Inc., 0.25%, 4/1/18	617,925
551,000	ServiceNow, Inc., 1.06%, 6/1/22(b)(g)	592,669

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 500,000	Square Inc., 0.38%, 3/1/22(g)	$701,563

		3,545,445

Total Convertible Bonds		12,750,156

(Cost $11,689,170)
Corporate Bonds — 52.37%
Argentina — 0.60%
173,000	YPF SA 6.95%, 7/21/27(g)	183,596
60,000	YPF SA 8.50%, 7/28/25(g)	69,032
160,000	YPF SA 8.75%, 4/4/24	184,000

		436,628

Australia — 0.64%
290,000	FMG Resources August 2006 Pty Ltd. 9.75%, 3/1/22(g)	326,105
190,000	Quintis Ltd. 8.75%, 8/1/23(g)(h)	138,700

		464,805

Azerbaijan — 0.62%
400,000	Southern Gas Corridor CJSC 6.88%, 3/24/26	449,512

Brazil — 2.40%
162,000	Petrobras Global Finance BV 4.38%, 5/20/23	160,080
212,000	Petrobras Global Finance BV 5.30%, 1/27/25(g)	211,682
65,000	Petrobras Global Finance BV 6.00%, 1/27/28(g)	64,691
76,000	Petrobras Global Finance BV 6.13%, 1/17/22	81,681
445,000	Petrobras Global Finance BV 6.75%, 1/27/41	441,663
75,000	Petrobras Global Finance BV 7.25%, 3/17/44	78,187
325,000	Petrobras Global Finance BV 7.38%, 1/17/27	357,748
120,000	Petrobras Global Finance BV 8.75%, 5/23/26	144,072
109,000	Vale Overseas Ltd. 6.25%, 8/10/26	123,987
80,000	Vale SA 5.63%, 9/11/42	81,217

		1,745,008

Canada — 2.75%
231,000	1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/1/22(g)	238,011
80,000	Bombardier, Inc. 6.00%, 10/15/22(g)	77,050
80,000	Bombardier, Inc. 7.50%, 3/15/25(g)	80,000
100,000	Calfrac Holdings L.P. 7.50%, 12/1/20(g)	96,125
218,000	Cogeco Communications, Inc. 4.88%, 5/1/20(g)	222,851
80,000	Enbridge, Inc., (LIBOR USD 3-Month + 3.890%), 6.00%, 1/15/77(f)	84,800
787,000(c)	Great Canadian Gaming Corp. 6.63%, 7/25/22(g)	653,458
40,000	MEG Energy Corp. 7.00%, 3/31/24(g)	34,394
90,000	Seven Generations Energy Ltd. 5.38%, 9/30/25(g)	90,653
130,000	Teck Resources Ltd 6.25%, 7/15/41	146,023
182,000	Telesat Canada /Telesat LLC 8.88%, 11/15/24(g)	204,902

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 70,000	Tervita Escrow Corp. 7.63%, 12/1/21(g)	$70,700

		1,998,967

Chile — 0.26%
200,000	Empresa Nacional del Petroleo 4.50%, 9/14/47(g)	192,500

China — 0.88%
200,000	CNOOC Curtis Funding No 1 Pty Ltd. 4.50%, 10/3/23	215,733
210,000	State Grid Overseas Investment 2013 Ltd 3.13%, 5/22/23	212,731
210,000	State Grid Overseas Investment 2016 Ltd 3.50%, 5/4/27	213,386

		641,850

France — 0.70%
230,000	SFR Group SA 7.38%, 5/1/26(g)	248,400
240,000	Societe Generale SA, (USD Swap Semi 30/360 5 Year + 6.238%), 7.38%, 12/29/49(f)(g)	259,764

		508,164

Germany — 1.10%
100,000(a)	Unitymedia Gmbh 3.75%, 1/15/27	119,327
400,000	Unitymedia GmbH 6.13%, 1/15/25(g)	427,500
200,000(a)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 4.00%, 1/15/25	250,235

		797,062

Hong Kong — 0.75%
550,000	PB Issuer No 4 Ltd 3.25%, 7/3/21	547,388

Ireland — 0.29%
200,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc. 6.00%, 2/15/25(g)	211,500

Italy — 0.75%
140,000(a)	Intesa Sanpaolo SpA 2.75%, 3/20/20	175,809
309,000(a)	Wind Acquisition Finance SA 4.00%, 7/15/20	368,950

		544,759

Kazakhstan — 0.70%
295,000	KazMunayGas National Co., JSC 4.75%, 4/19/27	299,050
210,000	KazMunayGas National Co., JSC 5.75%, 4/19/47	206,887

		505,937

Luxembourg — 1.85%
230,000	Altice Financing SA 6.63%, 2/15/23(g)	243,353

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 640,000	Altice Luxembourg SA 7.75%, 5/15/22(g)	$679,200
136,000(a)	DEA Finance SA 7.50%, 10/15/22	177,535
180,000	Intelsat Jackson Holdings SA 7.25%, 10/15/20	173,413
67,000	Intelsat Jackson Holdings SA 9.75%, 7/15/25(g)	67,930

		1,341,431

Mexico — 1.51%
395,000	Petroleos Mexicanos 6.50%, 3/13/27	437,184
625,000	Petroleos Mexicanos 6.75%, 9/21/47	663,159

		1,100,343

Mongolia — 0.30%
200,000	Trade & Development Bank of Mongolia LLC 9.38%, 5/19/20	215,826

Netherlands — 2.15%
250,000	Constellium NV 6.63%, 3/1/25(g)	255,937
240,000(a)	IPD 3 BV 4.50%, 7/15/22(g)	289,328
170,000(a)	Maxeda DIY Holding BV 6.13%, 7/15/22(g)	209,989
70,000(a)	Stichting AK Rabobank Certificaten 6.50%, 12/29/49	98,677
400,000	UPCB Finance IV Ltd. 5.38%, 1/15/25(g)	416,000
250,000(a)	UPCB Finance VII Ltd. 3.63%, 6/15/29(g)	292,810

		1,562,741

New Zealand — 0.35%
250,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20	254,387

Peru — 1.26%
265,000	Petroleos del Peru SA 4.75%, 6/19/32	271,940
620,000	Petroleos del Peru SA 5.63%, 6/19/47	644,251

		916,191

Switzerland — 0.93%
430,000(c)	Sunrise Communications Holdings SA 2.13%, 3/31/22	450,094
210,000	UBS AG 5.13%, 5/15/24	224,089

		674,183

Ukraine — 0.39%
270,000	Oschadbank Via SSB #1 Plc 9.38%, 3/10/23(i)	286,695

United Arab Emirates — 0.28%
100,000	DAE Funding LLC 4.50%, 8/1/22(g)	102,487

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 100,000	DAE Funding LLC 5.00%, 8/1/24(g)	$102,500

		204,987

United Kingdom — 1.29%
200,000	Aston Martin Capital Holdings Ltd. 6.50%, 4/15/22(g)	214,476
200,000	HSBC Holdings Plc, (USD Swap Rate 11:00 am NY 1 + 3.746%), 6.00%, 5/22/27(f)	210,777
200,000(e)	RAC Bond Co Plc 5.00%, 11/6/22(g)	267,132
100,000(a)	Synlab Bondco Plc, (EURIBOR 3-Month + 3.500%), 3.50%, 7/1/22(f)	119,452
100,000(a)	Synlab Bondco Plc 6.25%, 7/1/22	125,777

		937,614

United States — 29.50%
166,000	Acadia Healthcare Co., Inc 5.63%, 2/15/23	174,300
350,000	ADT Corp. (The) 3.50%, 7/15/22	350,000
40,000	Albertsons Cos. LLC/Safeway, Inc/New Albertson’s, Inc/Albertson’s LLC 5.75%, 3/15/25	35,200
107,000	Albertsons Cos. LLC/Safeway, Inc/New Albertson’s, Inc/Albertson’s LLC 6.63%, 6/15/24	99,911
120,000	Alta Mesa Holdings L.P./Alta Mesa Finance Services Corp. 7.88%, 12/15/24(g)	129,600
285,000	AMC Entertainment Holdings, Inc. 5.88%, 2/15/22	287,137
80,000	AMC Entertainment Holdings, Inc. 5.88%, 11/15/26	78,900
140,000(e)	AMC Entertainment Holdings, Inc. 6.38%, 11/15/24	189,342
197,000	Amsurg Corp. 5.63%, 7/15/22	205,373
110,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp. 5.38%, 9/15/24	113,850
160,000(a)	Belden, Inc. 3.38%, 7/15/27(g)	189,877
480,000	Berry Plastics Corp. 5.50%, 5/15/22	501,000
224,000	Blackboard, Inc. 9.75%, 10/15/21(g)	199,920
192,000	Blueline Rental Finance Corp./Blueline Rental LLC 9.25%, 3/15/24(g)	206,640
160,000	BMC East LLC 5.50%, 10/1/24(g)	166,800
110,000	California Resources Corp. 8.00%, 12/15/22(g)	71,500
420,000	CCO Holdings LLC/CCO Holdings Capital Corp. 5.13%, 5/1/27(g)	425,775
199,000	CDW LLC/CDW Finance Corp. 5.00%, 9/1/25	208,950
265,000	CenturyLink, Inc. 6.45%, 6/15/21	275,740
310,000	Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13%, 12/15/21(g)	315,425
274,000	Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.38%, 9/15/20(g)	279,823
221,000	Cheniere Energy Partners L.P. 5.25%, 10/1/25(g)	225,973
92,000	Chesapeake Energy Corp. 8.00%, 1/15/25(g)	92,920
170,000	Cinemark USA, Inc. 4.88%, 6/1/23	171,700
161,000	Citgo Holding, Inc. 10.75%, 2/15/20(g)	173,477

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 136,000	Covey Park Energy LLC / Covey Park Finance Corp. 7.50%, 5/15/25(g)	$140,930
370,000	CRC Escrow Issuer LLC/CRC Finco, Inc. 5.25%, 10/15/25(g)	370,000
400,000	CSC Holdings LLC 10.13%, 1/15/23(g)	461,500
120,000	DCP Midstream Operating L.P., (LIBOR USD 3-Month + 3.850%), 5.85%, 5/21/43(f)(g)	111,900
142,000	Delphi Jersey Holdings Plc 5.00%, 10/1/25(g)	144,485
49,000	Denbury Resources, Inc. 4.63%, 7/15/23	25,970
72,000	Diamondback Energy, Inc. 5.38%, 5/31/25	75,060
170,000	DISH DBS Corp 4.25%, 4/1/18	171,275
380,000	DISH DBS Corp 5.13%, 5/1/20	398,411
160,000	Dynegy, Inc. 8.13%, 1/30/26(g)	164,800
70,000	Energy Transfer Equity L.P. 5.88%, 1/15/24	75,163
98,000	Envision Healthcare Corp. 5.13%, 7/1/22(g)	101,675
331,000	ESH Hospitality, Inc. 5.25%, 5/1/25(g)	342,171
170,000	First Data Corp 5.00%, 1/15/24(g)	176,511
250,000	FTS International, Inc., (LIBOR USD 3-Month + 7.500%), 8.82%, 6/15/20(f)(g)	254,063
96,000	Gulfport Energy Corp. 6.38%, 5/15/25	97,200
243,000	HCA, Inc. 5.88%, 5/1/23	264,263
160,000	Hilton Domestic Operating Co., Inc. 4.25%, 9/1/24	163,200
213,000	Howard Hughes Corp.(The) 5.38%, 3/15/25(g)	217,260
104,000	Iron Mountain, Inc. 4.88%, 9/15/27(g)	105,560
250,000	KAR Auction Services, Inc. 5.13%, 6/1/25(g)	260,000
334,000	Kenan Advantage Group, Inc. (The) 7.88%, 7/31/23(g)	343,185
100,000(a)	Kronos International, Inc. 3.75%, 9/15/25(g)	119,932
272,000	Laureate Education, Inc. 8.25%, 5/1/25(g)	293,080
204,000	Level 3 Communications, Inc. 5.75%, 12/1/22	209,610
179,000	Live Nation Entertainment, Inc. 4.88%, 11/1/24(g)	185,265
166,293	Live Nation Entertainment, Inc. 5.38%, 6/15/22(g)	172,945
354,000	LTF Merger Sub, Inc. 8.50%, 6/15/23(g)	376,125
157,000	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc. 5.63%, 5/1/24	170,122
160,000	MGM Resorts International 5.25%, 3/31/20	169,400
540,000	Momentive Performance Materials, Inc. 3.88%, 10/24/21	545,913
80,000	Momentive Performance Materials, Inc. 4.69%, 4/24/22	77,000
533,000	Momentive Performance Materials, Inc., Escrow Bond 0.00%, 10/15/20(g)(h)(j)(k)	1
188,000	NCL Corp. Ltd. 4.75%, 12/15/21(g)	194,983
135,000(a)	Netflix, Inc. 3.63%, 5/15/27	161,954
165,000	Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(g)	170,981
102,000	Northern Oil and Gas, Inc. 8.00%, 6/1/20	63,240
120,000	Novelis Corp. 6.25%, 8/15/24(g)	125,124
80,000	NRG Energy, Inc. 6.63%, 1/15/27	83,800
410,000	NRG Energy, Inc. 7.63%, 1/15/18	417,175
100,000	Parsley Energy LLC/Parsley Finance Corp. 5.25%, 8/15/25(g)	101,625
128,000	Post Holdings, Inc. 5.50%, 3/1/25(g)	132,800
128,000	Post Holdings, Inc. 5.75%, 3/1/27(g)	131,840

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Principal Amount		Value
210,000(a)	Quintiles IMS, Inc. 3.25%, 3/15/25	$252,259
$ 140,000	Rackspace Hosting, Inc. 8.63%, 11/15/24(g)	149,394
120,000	Range Resources Corp. 5.00%, 3/15/23(g)	119,100
250,000	Realogy Group LLC Realogy Co-Issuer Corp. 4.88%, 6/1/23(g)	256,875
95,000	RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/1/23(g)	99,869
350,000	Resolute Forest Products, Inc. 5.88%, 5/15/23	346,938
155,000	Sabre GLBL, Inc. 5.25%, 11/15/23(g)	159,263
40,000	Sanchez Energy Corp. 6.13%, 1/15/23	34,200
245,000	Scientific Games International, Inc 7.00%, 1/1/22(g)	260,006
240,000	Scientific Games International, Inc 10.00%, 12/1/22	265,800
200,000(a)	Sealed Air Corp. 4.50%, 9/15/23	269,266
70,000	SESI LLC 7.75%, 9/15/24(g)	72,450
130,000	Sirius XM Radio Inc. 3.88%, 8/1/22(g)	132,951
220,000	Sirius XM Radio Inc. 5.00%, 8/1/27(g)	224,400
328,000	Solera LLC/Solera Finance, Inc. 10.50%, 3/1/24(g)	373,412
80,000	Southwestern Energy Co. 7.50%, 4/1/26	83,200
80,000	Southwestern Energy Co. 7.75%, 10/1/27	83,000
140,000	Sprint Capital Corp. 8.75%, 3/15/32	179,025
126,000	Sprint Communications, Inc. 9.00%, 11/15/18(g)	135,345
80,000	Sprint Corp 7.25%, 9/15/21	88,900
70,000	Sprint Corp. 7.63%, 2/15/25	80,281
200,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(g)	203,000
36,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp. 4.13%, 11/15/19	36,360
56,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp. 5.13%, 2/1/25	57,680
280,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25%, 4/15/21(g)	287,350
257,000	Team Health Holdings, Inc. 6.38%, 2/1/25(g)	243,507
60,000	Tenet Healthcare Corp. 8.13%, 4/1/22	61,050
200,000	THC Escrow Corp III 5.13%, 5/1/25(g)	197,250
140,000	THC Escrow Corp III 7.00%, 8/1/25(g)	131,600
133,000	United Rentals North America, Inc. 4.63%, 10/15/25	134,663
191,000	United Rentals North America, Inc. 4.88%, 1/15/28	191,955
147,000	Univision Communications, Inc. 6.75%, 9/15/22(g)	152,488
243,890	Valeant Pharmaceuticals International, Inc. 5.88%, 5/15/23(g)	215,233
71,000	Valeant Pharmaceuticals International, Inc. 6.38%, 10/15/20(g)	71,177
180,000	Valeant Pharmaceuticals International, Inc. 6.75%, 8/15/21(g)	176,625
99,000	Valeant Pharmaceuticals International, Inc. 7.00%, 3/15/24(g)	105,435
97,000	VeriSign, Inc. 4.75%, 7/15/27	99,910
186,000	ViaSat, Inc. 5.63%, 9/15/25(g)	187,172
213,000(a)	VWR Funding, Inc. 4.63%, 4/15/22	262,337
80,000	Weatherford International Ltd. 9.88%, 2/15/24(g)	88,075
115,000	Whiting Petroleum Corp. 5.00%, 3/15/19	115,035
70,000	WMG Acquisition Corp. 5.00%, 8/1/23(g)	72,275
360,000	WMG Acquisition Corp. 6.75%, 4/15/22(g)	378,450
150,000	WPX Energy, Inc. 8.25%, 8/1/23	168,187

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 192,000	Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(g)	$203,520
385,000	Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/1/23	406,656

		21,449,554

Venezuela — 0.12%
299,081	Petroleos de Venezuela SA 6.00%, 11/15/26	90,622

Total Corporate Bonds		38,078,654

(Cost $37,047,875)

Foreign Government Bonds — 21.64%
Argentina — 3.94%
485,000	Argentine Republic Government International Bond, 7.63%, 4/22/46	537,198
189,275	Argentine Republic Government International Bond, 8.28%, 12/31/33	219,559
2,193,829	Argentine Republic Government International Bond, 13.47%, 12/15/35(b)(l)	236,934
1,615,000(a)	Argentine Republic Government International Bond, 13.53%, 12/15/35(b)(l)	202,328
330,000	Province of Jujuy Argentina, 8.63%, 9/20/22	345,179
175,000(a)	Provincia de Buenos Aires Argentina, 5.38%, 1/20/23	212,829
135,000	Provincia de Buenos Aires/Argentina, 6.50%, 2/15/23	142,250
500,000	Provincia de Buenos Aires/Argentina, 7.88%, 6/15/27	542,869
400,000	Provincia de Cordoba, 7.13%, 6/10/21	428,578

		2,867,724

Armenia — 0.83%
540,000	Armenia International Bond, 7.15%, 3/26/25	603,821

Bahrain — 0.97%
260,000	Bahrain Government International Bond, 6.75%, 9/20/29	258,022
250,000	Bahrain Government International Bond, 7.50%, 9/20/47	244,435
200,000	CBB International Sukuk Co. SPC, 5.25%, 3/20/25	201,301

		703,758

Belarus — 0.91%
303,000	Republic of Belarus International Bond, 6.88%, 2/28/23	326,202
303,000	Republic of Belarus International Bond, 7.63%, 6/29/27	338,176

		664,378

Bolivia — 1.20%
900,000	Bolivian Government International Bond, 4.50%, 3/20/28	868,860

Brazil — 1.18%
460,000	Brazilian Government International Bond, 5.00%, 1/27/45	426,966

42

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 200,000	Brazilian Government International Bond, 6.00%, 4/7/26	$222,019
160,000	Brazilian Government International Bond, 8.25%, 1/20/34	208,969

		857,954

Cote D’Ivoire (Ivory Coast) — 1.10%
600,000	Ivory Coast Government International Bond, 6.13%, 6/15/33	589,751
200,000	Ivory Coast Government International Bond, 6.38%, 3/3/28	206,766

		796,517

Dominican Republic — 0.29%
200,000	Dominican Republic International Bond, 5.95%, 1/25/27	214,241

Ecuador — 0.61%
225,000	Ecuador Government International Bond, 7.95%, 6/20/24	222,370
200,000	Ecuador Government International Bond, 10.75%, 3/28/22	223,041

		445,411

Egypt — 1.92%
405,000	Egypt Government International Bond, 6.13%, 1/31/22	418,950
280,000	Egypt Government International Bond, 7.50%, 1/31/27	304,664
600,000	Egypt Government International Bond, 8.50%, 1/31/47	669,319

		1,392,933

El Salvador — 0.92%
192,000	El Salvador Government International Bond, 5.88%, 1/30/25	188,331
244,000	El Salvador Government International Bond, 6.38%, 1/18/27	241,472
212,000	El Salvador Government International Bond, 8.63%, 2/28/29	237,599

		667,402

Greece — 0.45%
281,000(a)	Hellenic Republic Government Bond, 4.38%, 8/1/22(g)	328,040

Mongolia — 0.92%
220,000	Mongolia Government International Bond, 5.13%, 12/5/22	213,789
200,000	Mongolia Government International Bond, 8.75%, 3/9/24	224,442
200,000	Mongolia Government International Bond, 10.88%, 4/6/21	232,254

		670,485

Nigeria — 0.65%
430,000	Nigeria Government International Bond, 7.88%, 2/16/32	469,599

Romania — 0.60%
210,000	Romanian Government International Bond, 4.38%, 8/22/23	224,976

43

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Principal Amount		Value
$ 168,000	Romanian Government International Bond, 6.13%, 1/22/44	$213,464

		438,440

Russia — 0.84%
600,000	Russian Foreign Bond - Eurobond, 5.25%, 6/23/47	612,860

South Africa — 1.01%
385,000	Republic of South Africa Government International Bond, 4.85%, 9/27/27	381,304
355,000	Republic of South Africa Government International Bond, 5.65%, 9/27/47	352,546

		733,850

Sri Lanka — 0.57%
200,000	Sri Lanka Government International Bond, 6.00%, 1/14/19	206,397
200,000	Sri Lanka Government International Bond, 6.20%, 5/11/27	210,007

		416,404

Tajikistan — 0.31%
225,000	Republic of Tajikistan International Bond, 7.13%, 9/14/27	222,061

Tunisia — 1.16%
355,000(a)	Banque Centrale de Tunisie International Bond, 5.63%, 2/17/24	433,025
425,000	Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	413,468

		846,493

Ukraine — 1.08%
585,000	Ukraine Government International Bond, 7.38%, 9/25/32	570,270
205,000	Ukraine Government International Bond, 7.75%, 9/1/24	214,047

		784,317

Venezuela — 0.18%
95,000	Venezuela Government International Bond, 7.65%, 4/21/25	32,063
90,000	Venezuela Government International Bond, 9.25%, 9/15/27	35,408
159,100	Venezuela Government International Bond, 11.95%, 8/5/31	64,025

		131,496

Total Foreign Government Bonds		15,737,044

(Cost $15,536,723)

44

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Contracts		Value

Call Options Purchased — 0.02%
15	Euro STOXX 50 Index , Strike Price EUR 3,550.00, Expires 12/15/17,Notional Value EUR 539,228	$16,452

Total Call Options Purchased		16,452
(Cost $14,852)

Shares		Value
Investment Company — 2.55%
1,852,296	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	$1,852,296

Total Investment Company		1,852,296

(Cost $1,852,296)

Total Investments		$68,434,602
(Cost $66,140,916)(m) — 94.12%

Other assets in excess of liabilities — 5.88%		4,272,177

NET ASSETS — 100.00%		$72,706,779

(a)	Principal amount denoted in Euros.
(b)	Zero coupon bond. The rate represents the yield at time of purchase.
(c)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(d)	Principal amount denoted in Singapore Dollars.
(e)	Principal amount denoted in British Pounds.
(f)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2017.
(g)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(h)	Issuer filed for bankruptcy and/or is in default of interest payments.
(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(j)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(k)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(l)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(m)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

45

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Foreign currency exchange contracts as of September 30, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	465,688	CNY	3,055,000	Citibank N.A.	11/22/17	$ 7,855
USD	4,483,005	EUR	3,725,000	Citibank N.A.	12/14/17	61,277
USD	1,753,710	EUR	1,453,000	Citibank N.A.	12/14/17	28,940
USD	1,479,789	EUR	1,226,000	Citibank N.A.	12/14/17	24,477
USD	679,421	CAD	823,000	Citibank N.A.	12/14/17	19,508
USD	459,315	CHF	434,000	Citibank N.A.	12/14/17	8,762
USD	829,762	SGD	1,113,000	Citibank N.A.	12/14/17	8,532
USD	45,779	JPY	4,946,000	Citibank N.A.	12/14/17	1,656
CNY	21,980,800	USD	3,187,933	Citibank N.A.	1/10/18	95,347

						$ 256,354
USD	1,027,144	GBP	775,000	Citibank N.A.	12/14/17	(13,851)
USD	2,223,677	GBP	1,681,000	Citibank N.A.	12/14/17	(34,274)
USD	468,051	CNY	3,240,094	Citibank N.A.	1/10/18	(15,923)
USD	2,708,273	CNY	18,740,706	Citibank N.A.	1/10/18	(91,033)

						$(155,081)

Total						$ 101,273

Financial futures contracts as of September 30, 2017:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation (Depreciation)		Notional Value	Clearinghouse
90-Day Euro Dollar	17	December, 2017	$(2,588)	USD	4,184,550	Credit Suisse Securities (USA) LLC
90-Day Euro Dollar	551	December, 2018	42,329	USD	135,224,540	Credit Suisse Securities (USA) LLC
Five Year U.S. Treasury Bonds	18	December, 2017	20,307	USD	2,135,338	Credit Suisse Securities (USA) LLC
Ten Year U.S. Treasury Bonds	18	December, 2017	29,044	USD	2,284,702	Credit Suisse Securities (USA) LLC
Ten Year Euro-Bund	3	December, 2017	4,785	EUR	487,080	Credit Suisse Securities (USA) LLC
Total			$93,877

46

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2017

Abbreviations used are defined below:

CAD - Canadian Dollar

CHF - Swiss Franc

CNY - Chinese Yuan

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

GBP - British Pound

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

SGD - Singapore Dollar

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romania Leu

RUB - Russian Ruble

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	21.64%
Consumer Discretionary	15.39%
Telecom Services	13.27%
Energy	13.10%
Financials	8.94%
Industrials	6.11%
Information Technology	4.07%
Materials	2.97%
Health Care	2.93%
Utilities	1.50%
Consumer Staples	1.08%
Real Estate	0.55%
Other*	8.45%

100.00%

*	Includes cash, Investment Company, financial futures contracts, interest and dividend receivable, pending trades and Fund share transactions, options, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

47

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2017

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Global High Yield Bond Fund	RBC BlueBay Diversified Credit Fund
Assets:
Investments, at value (cost $17,530,451, $34,464,737 and $66,140,916, respectively)	$17,770,328	$35,401,276	$68,434,602
Cash	13,905	53,298	296,837
Cash at broker for financial futures contracts	117,176	73,432	651,586
Segregated cash for swap contracts	132,601	—	—
Foreign currency, at value (cost $329,813, $1,404,147 and $2,064,769, respectively)	328,883	1,387,927	2,055,672
Interest and dividends receivable	213,660	538,749	799,266
Receivable from advisor	12,502	14,980	—
Receivable for capital shares issued	—	310	—
Receivable for investments sold	350,876	817,998	1,863,723
Unrealized appreciation on futures contracts	9,645	21,438	96,465
Unrealized appreciation on interest rate swaps contracts	76,085	—	—
Unrealized appreciation on forward foreign currency exchange contracts	110,093	88,732	256,354
Prepaid expenses and other assets	6,239	3,795	4,623

Total Assets	19,141,993	38,401,935	74,459,128

Liabilities:
Payable for capital shares redeemed	—	—	53
Payable for investments purchased	419,216	944,070	1,494,718
Credit default swaps at value (premiums received $718, $0 and $0, respectively)	3,153	—	—
Unrealized depreciation on forward foreign currency exchange contracts	70,396	11,602	155,081
Unrealized depreciation on interest rate swaps contracts	26,952	—	—
Unrealized depreciation on futures contracts	13,688	6,605	2,588
Accrued expenses and other payables:
Investment advisory fees	—	—	28,264
Accounting fees	7,460	7,617	7,915
Audit fees	29,534	31,705	34,412
Shareholder reports	1,073	1,290	6,768
Transfer agent fees	2,397	1,923	1,232
Other	9,816	15,158	21,318

Total Liabilities	583,685	1,019,970	1,752,349

Net Assets	$18,558,308	$37,381,965	$72,706,779

48

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2017

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Global High Yield Bond Fund		RBC BlueBay Diversified Credit Fund
Net Assets Consist Of:
Capital	$23,332,340	$36,270,256		$70,628,848
Undistributed net investment income	317,901	517,113		1,276,372
Accumulated net realized losses from investment transactions, futures contracts, swap contracts, written options and foreign currency	(5,406,233)		(418,518)	(1,680,302)
Net unrealized appreciation on investments, futures contracts, swap contracts, written options and foreign currency	314,300	1,013,114		2,481,861

Net Assets	$18,558,308	$37,381,965		$72,706,779

Net Assets:
Class A	$62,879	$33,254		N/A
Class I	18,484,162	37,348,711		$72,696,128
Class R6	11,267	N/A		10,651

Total	$18,558,308	$37,381,965		$72,706,779

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	6,072	3,193		N/A
Class I	1,775,428	3,569,125		7,116,745
Class R6	1,081	N/A		1,043

Total	1,782,581	3,572,318		7,117,788

Net Asset Values and Redemption Prices Per Share:
Class A	$10.36	$10.42	(a)	N/A

Class I	$10.41	$10.46		$10.21

Class R6	$10.42	N/A		$10.21

Maximum Offering Prices Per Share:
Class A	$10.82	$10.88		N/A

Maximum Sales Charge - Class A	4.25%	4.25%		N/A

(a) Net asset value is calculated using unrounded net assets of $33,254.15 divided by the unrounded shares outstanding of 3,192,799.

See Notes to Financial Statements.

49

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2017

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Global High Yield Bond Fund	RBC BlueBay Diversified Credit Fund
Investment Income:
Interest income	$1,156,604	$1,828,909	$3,152,971
Dividend income	1,727	13,348	28,972
Foreign tax withholding	(6,749)	(435)	3,261

Total Investment Income/(loss)	1,151,582	1,841,822	3,185,204

Expenses:
Investment advisory fees	134,155	244,007	584,041
Distribution fees - Class A	166	340	—
Accounting fees	44,012	44,861	46,553
Audit fees	53,357	55,629	62,717
Custodian fees	77,001	60,265	87,280
Insurance fees	3,667	3,667	3,665
Legal fees	5,610	10,261	20,894
Registration and filing fees	53,936	38,631	42,578
Shareholder reports	7,046	9,442	19,537
Transfer agent fees - Class A	3,655	3,837	—
Transfer agent fees - Class I	6,197	6,389	3,860
Transfer agent fees - Class R6	4,159	—	4,159
Trustees’ fees	1,121	2,157	4,248
Other fees	13,712	27,575	30,086

Total expenses before fee waiver/reimbursement	407,794	507,061	909,618
Expenses waived/reimbursed by:
Advisor	(246,646)	(349,860)	(222,516)

Net Expenses	161,148	157,201	687,102

Net Investment Income	990,434	1,684,621	2,498,102

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	350,124	494,917	(244,680)
Foreign currency transactions	(26,703)	(117,523)	(183,164)
Foreign currency exchange contracts	(108,580)	(188,588)	(702,680)
Foreign tax	—	—	(8,461)
Written options	—	(1,812)	(538)
Futures contracts	(58,944)	(18,142)	223,460
Swap agreements	(9,312)	44,640	62,134

Net realized gains/(losses)	146,585	213,492	(853,929)

Net change in unrealized appreciation/ (depreciation) on:
Investments	(126,795)	676,381	1,133,315
Foreign currency	(10,549)	(14,462)	(8,658)
Foreign currency exchange contracts	33,845	69,385	145,585
Futures contracts	(5,077)	14,833	108,621
Swap contracts	(19,598)	1,775	(15,945)

Net unrealized gains (losses)	(128,174)	747,912	1,362,918

Change in net assets resulting from operations	$1,008,845	$2,646,025	$3,007,091

See Notes to the Financial Statements.

50

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Emerging Market Select Bond Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

From Investment Activities:
Operations:
Net investment income	$990,434	$1,141,148
Net realized gains/(losses) from investments, foreign currency, futures contracts and swap contracts transactions	146,585	(683,471)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	(128,174)	1,840,135

Change in net assets resulting from operations	1,008,845	2,297,812

Capital Transactions:
Proceeds from shares issued	3,187,000	2,440,526
Cost of shares redeemed	(4,816,640)	(12,389,011)

Change in net assets resulting from capital transactions	(1,629,640)	(9,948,485)

Net decrease in net assets	(620,795)	(7,650,673)

Net Assets:
Beginning of year	19,179,103	26,829,776

End of year	$18,558,308	$19,179,103

Undistributed (distributions in excess of) net investment income	$317,901	$(555,327)

Share Transactions:
Issued	327,478	271,372
Redeemed	(500,387)	(1,419,503)

Change in shares resulting from capital transactions	(172,909)	(1,148,131)

See Notes to Financial Statements.

51

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Global High Yield Bond Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

From Investment Activities:
Operations:
Net investment income	$1,684,621	$1,614,029
Net realized gains/(losses) from investments, foreign currency, futures contracts, written options and swap contracts transactions	213,492	(1,128,520)
Net change in unrealized appreciation on investments, foreign currency, futures contracts, written options and swap contracts	747,912	1,827,147

Change in net assets resulting from operations	2,646,025	2,312,656

Distributions to Class A Shareholders:
From net investment income	(4,613)	(31,641)
From net realized gains	—	(3,856)

Distributions to Class I Shareholders:
From net investment income	(962,932)	(1,356,237)
From net realized gains	—	(223,989)

Change in net assets resulting from shareholder distributions	(967,545)	(1,615,723)

Capital Transactions:
Proceeds from shares issued	4,699,003	8,368,097
Distributions reinvested	967,485	1,615,285
Cost of shares redeemed	(2,617,296)	(8,192,664)

Change in net assets resulting from capital transactions	3,049,192	1,790,718

Net increase in net assets	4,727,672	2,487,651

Net Assets:
Beginning of year	32,654,293	30,166,642

End of year	$37,381,965	$32,654,293

Undistributed net investment income	$517,113	$274,876

Share Transactions:
Issued	464,683	877,267
Reinvested	96,122	166,841
Redeemed	(259,898)	(843,695)

Change in shares resulting from capital transactions	300,907	200,413

See Notes to Financial Statements.

52

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Diversified Credit Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

From Investment Activities:
Operations:
Net investment income	$2,498,102	$2,728,718
Net realized losses from investments, foreign currency, futures contracts, written options and swap contracts transactions	(853,929)	(1,856,889)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts, written options and swap contracts	1,362,918	4,001,849

Change in net assets resulting from operations	3,007,091	4,873,678

Distributions to Class I Shareholders:
From net investment income	(1,593,358)	(937,553)
From net realized gains	—	(725,331)

Change in net assets resulting from shareholder distributions	(1,593,358)	(1,662,884)

Capital Transactions:
Proceeds from shares issued	1,783,417	1,792,700
Distributions reinvested	1,586,698	1,655,799
Cost of shares redeemed	(546,654)	(1,529,600)

Change in net assets resulting from capital transactions	2,823,461	1,918,899

Net increase in net assets	4,237,194	5,129,693

Net Assets:
Beginning of year	68,469,585	63,339,892

End of year	$72,706,779	$68,469,585

Undistributed net investment income	$1,276,372	$869,367

Share Transactions:
Issued	179,684	191,552
Reinvested	165,626	173,465
Redeemed	(54,955)	(153,451)

Change in shares resulting from capital transactions	290,355	211,566

See Notes to Financial Statements.

53

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Select Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$9.78	$8.64	$9.75	$9.83

Net investment income(b)	0.50	0.45	0.40	0.33
Realized and unrealized gains/(losses)	0.08	0.69	(1.44)	(0.08)

Total from investment activities	0.58	1.14	(1.04)	0.25

Distributions:
Net investment income	—	—	(0.07)	(0.18)
Return of capital	—	—	—	(0.15)

Total distributions	—	—	(0.07)	(0.33)

Net asset value, end of period	$10.36	$9.78	$8.64	$9.75

Total Return:*(c)	5.94%	13.08%	(10.72)%	2.51%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.15%	1.15%	1.15%	1.25%(e)
Ratio of Net Investment Income to Average Net Assets	5.17%	4.96%	4.32%	3.91%(e)
Ratio of Expenses to Average Net Assets**	7.94%	4.54%	3.84%	53.32%(e)

Net assets, end of period (in thousands)	$63	$112	$241	$10
Portfolio turnover***	251%	279%	282%	233%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

54

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Select Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Class I

Per Share Operating Performance:
Net asset value, beginning of year	$9.81	$8.64	$9.75	$9.92	$10.88

Net investment income(a)	0.54	0.50	0.36	0.40	0.30
Realized and unrealized gains/(losses)	0.06	0.67	(1.39)	(0.17)	(0.78)

Redemption Fees			—
Total from investment activities	0.60	1.17	(1.03)	0.23	(0.48)

Distributions:
Net investment income	—	—	(0.08)	(0.24)	(0.11)
Realized gains	—	—	—	—	(0.18)
Return of capital	—	—	—	(0.16)	(0.19)

Total distributions	—	—	(0.08)	(0.40)	(0.48)

Net asset value, end of year	$10.41	$9.81	$8.64	$9.75	$9.92

Total Return:(b)	6.23%	13.43%	(10.67)%	2.32%	(4.70)%

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.90%	0.90%	0.90%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	5.54%	5.44%	3.81%	4.04%	2.79%
Ratio of Expenses to Average Net Assets*	2.24%	1.79%	1.14%	1.05%	1.10%

Net assets, end of year (in thousands)	$18,484	$19,067	$26,588	$216,014	$185,882
Portfolio turnover**	251%	279%	282%	233%	203%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to Financial Statements.

55

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Select Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

For the Period Ended September 30, 2017(a)
Class R6

Per Share Operating Performance:
Net asset value, beginning of period	$9.25

Net investment income(b)	0.45
Realized and unrealized gains/(losses)	0.72

Total from investment activities	1.17

Net asset value, end of period	$10.42

Total Return:(c)	12.65%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.85%(e)
Ratio of Net Investment Income to Average Net Assets	5.93%(e)
Ratio of Expenses to Average Net Assets*	53.42%(e)

Net assets, end of period (in thousands)	$11
Portfolio turnover**	251%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

56

FINANCIAL HIGHLIGHTS

RBC BlueBay Global High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class A

Per Share Operating Performance:
Net asset value, beginning of period	$9.98	$9.82	$10.41	$10.41

Net investment income(b)	0.47	0.48	0.46	0.41
Realized and unrealized gains/(losses)	0.26	0.16	(0.44)	0.04

Total from investment activities	0.73	0.64	0.02	0.45

Distributions:
Net investment income	(0.29)	(0.41)	(0.26)	(0.45)
Realized gains	—	(0.07)	(0.35)	—

Total distributions	(0.29)	(0.48)	(0.61)	(0.45)

Net asset value, end of period	$10.42	$9.98	$9.82	$10.41

Total Return:*(c)	7.37%	6.86%	0.15%	4.38%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.70%	0.70%	0.98%(e)	1.20%(f)
Ratio of Net Investment Income to Average Net Assets	4.59%	4.86%	4.53%	4.62%(f)
Ratio of Expenses to Average Net Assets**	4.44%	2.25%	2.38%	25.84%(f)

Net assets, end of period (in thousands)	$33	$831	$505	$29
Portfolio turnover***	101%	84%	128%	116%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.70% of average daily net assets of Class A. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.
(f)	Annualized.

See Notes to Financial Statements.

57

FINANCIAL HIGHLIGHTS

RBC BlueBay Global High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Class I

Per Share Operating Performance:
Net asset value, beginning of year	$9.98	$9.82	$10.42	$10.35	$10.76

Net investment income(a)	0.49	0.50	0.48	0.53	0.60
Realized and unrealized gains/(losses)	0.28	0.17	(0.45)	0.21	(0.02)

Total from investment activities	0.77	0.67	0.03	0.74	0.58

Distributions:
Net investment income	(0.29)	(0.44)	(0.28)	(0.56)	(0.60)
Realized gains	—	(0.07)	(0.35)	(0.11)	(0.39)

Total distributions	(0.29)	(0.51)	(0.63)	(0.67)	(0.99)

Net asset value, end of year	$10.46	$9.98	$9.82	$10.42	$10.35

Total Return:(b)	7.89%	7.14%	0.28%	7.36%	5.54%

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.45%	0.45%	0.75%(c)	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	4.83%	5.13%	4.76%	5.05%	5.64%
Ratio of Expenses to Average Net Assets*	1.44%	1.50%	1.33%	1.30%	1.52%

Net assets, end of year (in thousands)	$37,349	$31,824	$29,662	$34,631	$29,519
Portfolio turnover**	101%	84%	128%	116%	117%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(c)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.45% of average daily net assets of Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.

See Notes to Financial Statements.

58

FINANCIAL HIGHLIGHTS

RBC BlueBay Diversified Credit Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.03	$9.57	$10.00

Net investment income(b)	0.36	0.40	0.24
Realized and unrealized losses	0.05	0.31	(0.54)

Total from investment activities	0.41	0.71	(0.30)

Distributions:
Net investment income	(0.23)	(0.14)	(0.13)
Realized gains	—	(0.11)	—

Total distributions	(0.23)	(0.25)	(0.13)

Net asset value, end of period	$10.21	$10.03	$9.57

Total Return:(c)	4.28%	7.56%	(3.08)%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.00%	1.00%	1.00%(e)
Ratio of Net Investment Income to Average Net Assets	3.64%	4.11%	2.99%(e)
Ratio of Expenses to Average Net Assets*	1.32%	1.29%	1.34%(e)

Net assets, end of period (in thousands)	$72,696	$68,470	$63,340
Portfolio turnover**	215%	246%	193%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 9, 2014 (commencement of operations) to September 30, 2015.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

59

FINANCIAL HIGHLIGHTS

RBC BlueBay Diversified Credit Fund

(Selected data for a share outstanding throughout the periods indicated)

For the Period Ended September 30, 2017(a)
Class R6
Per Share Operating Performance:
Net asset value, beginning of period	$9.59

Net investment income(b)	0.26
Realized and unrealized gains	0.36

Total from investment activities	0.62

Net asset value, end of period	$10.21

Total Return:(c)	6.47%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.95%(e)
Ratio of Net Investment Income to Average Net Assets	3.42%(e)
Ratio of Expenses to Average Net Assets*	54.27%(e)

Net assets, end of period (in thousands)	$11
Portfolio turnover**	215%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

60

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 16 portfolios. This report includes the following three investment portfolios (each a “Fund” and collectively, the “Funds”):

-	RBC BlueBay Emerging Market Select Bond Fund (“Emerging Market Select Bond Fund”)
-	RBC BlueBay Global High Yield Bond Fund (“Global High Yield Bond Fund”)
-	RBC BlueBay Diversified Credit Fund (“Diversified Credit Fund”)

Class I shares are offered by each Fund; Class A shares are offered by each Fund except Diversified Credit Fund; Class R6 shares (effective December 27, 2016) are only offered by Emerging Market Select Bond Fund and Diversified Credit Fund. Class A shares are offered with a 4.25% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and BlueBay Asset Management LLP (“BlueBay”or “Sub-Advisor”) acts as a sub-advisor for each of the Funds. BlueBay Asset Management USA LLC (“BlueBay US”) also acts as a sub-advisor for the Global High Yield Bond Fund and the Diversified Credit Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies:

Each Fund is an investment company that follows accounting and reporting guidelines under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of the Funds’ investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time

61

NOTES TO FINANCIAL STATEMENTS

of the exchange and are categorized as Level 1 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Bank loans are valued using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be as Level 3.

Exchange-traded options, futures and options on futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded. In the absence of any transactions on that day, the closing bid price shall be used for purchased options, futures and options on futures, and the closing ask price shall be used for written options. Such instruments are categorized as Level 1 of the fair value hierarchy. Option contracts traded in the over-the-counter market shall be valued at the evaluated price provided by an independent pricing service or broker-dealer using a mathematical model which incorporates a number of market data factors, such as trades and prices of the underlying instruments. These contracts are categorized as Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts are marked to market daily based upon foreign currency exchange rates provided by an independent pricing service as of the close of the NYSE, generally 4:00 p.m. EST, and are generally classified as Level 2 within the fair value hierarchy.

Swaps, including credit default swaps, interest rate swaps and total return swaps, are generally valued by an independent pricing service using a discounted cash flow methodology. This technique is used to value both the fixed and variable components of the swap contracts and takes into account market data and inputs sourced from various institutions and market-makers and includes daily intra-day and closing spreads, credit index quotes, yield curves, and recovery rate assumptions. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in the Fund’s net assets. These swap contracts are categorized as Level 2 in the fair valuation hierarchy.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, Co-Administrator and Sub-Advisor, including personnel from accounting and operations, investment management, trading, risk management, compliance, and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee

62

NOTES TO FINANCIAL STATEMENTS

shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of its investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

●    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

63

NOTES TO FINANCIAL STATEMENTS

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 2 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 2 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 2 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Market Select Bond Fund
Assets:
Investments in Securities(a)
Corporate Bonds	$—	$1,894,045	$—	$1,894,045
Foreign Government Bonds	—	14,212,407	—	14,212,407
Investment Company	1,663,876	—	—	1,663,876
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	9,645	—	—	9,645
Interest rate swaps	—	76,085	—	76,085
Foreign currency exchange contracts - forward contracts	—	110,093	—	110,093

Total Assets	$1,673,521	$16,292,630	$—	$17,966,151

Liabilities:
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	$(13,688)	$—	$—	$(13,688)
Interest rate swaps	—	(26,952)	—	(26,952)
Foreign currency exchange contracts - forward contracts	—	(70,396)	—	(70,396)
Credit contracts:
Credit default swaps	—	(3,153)	—	(3,153)

Total Liabilities	$(13,688)	$(100,501)	$—	$(114,189)

64

NOTES TO FINANCIAL STATEMENTS

Global High Yield Bond Fund
Assets:
Investments in Securities(a)
Bank Loans	$—	$986,214	$83,202	$1,069,416
Corporate Bonds	—	34,196,669	1(b)	34,196,670
Common Stocks	33,534	—	20,833	54,367
Investment Company	80,303	—	—	80,303
Warrants/Rights	—	—	520	520
Other Financial Instruments*
Equity contracts:
Foreign currency exchange contracts - forward contracts	—	88,732	—	88,732
Interest rate contracts:
Financial futures contracts	21,438	—	—	21,438

Total Assets	$135,275	$35,271,615	$104,556	$35,511,446

Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(11,602)	$—	$(11,602)
Interest rate contracts:
Financial futures contracts	(6,605)	—	—	(6,605)

Total Liabilities	$(6,605)	$(11,602)	$—	$(18,207)

Diversified Credit Fund
Assets:
Investments in Securities(a)
Convertible Bonds	$—	$12,750,156	$—	$12,750,156
Corporate Bonds	—	38,078,653	1(b)	38,078,654
Foreign Government Bonds	—	15,737,044	—	15,737,044
Investment Company	1,852,296	—	—	1,852,296
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	96,465	—	—	96,465
Foreign currency exchange contracts - forward contracts	—	256,354	—	256,354
Equity contracts:
Purchased options	16,452	—	—	16,452

Total Assets	$1,965,213	$66,822,207	$1	$68,787,421

65

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Diversified Credit Fund
Liabilities:
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	$(2,588)	$—	$—	$(2,588)
Foreign currency exchange contracts - forward contracts	—	(155,081)	—	(155,081)

Total Liabilities	$(2,588)	$(155,081)	$—	$(157,669)

(a) The breakdown of the Fund’s investments by country is disclosed in the Schedules of Portfolio Investments.

(b) A Corporate Bond (Momentive Performance Materials, Inc.) in the United States section of the Schedule of Portfolio Investments had no value at 9/30/17 and is considered Level 3. This security includes $1 in appreciation/depreciation during the year ended 9/30/17.

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts, options, swaps and foreign currency exchange contracts which are valued at fair value.

During the year ended September 30, 2017, the Funds recognized no transfers to/from Level 1 or Level 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Global High Yield Bond Fund
	Bank Loan (Norway, United States)	Common Stocks (United States)	Warrants/Rights
Balance as of 09/30/16(value)	$—	$—	$—
Purchases	83,133	20,833	—
Change in unrealized appreciation/depreciation	69	—	520

Balance as of 09/30/17(value)	$83,202	$20,833	$520

The Funds’ assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The significant unobservable inputs used in the fair value measurement of the Funds’ investments may include (i) an estimation of the net present value of anticipated cash flows; (ii) an estimation of a normalized earnings level for the company and (iii) the likelihood of achieving normalized earnings. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement.

Foreign Currency Transactions:

The values of foreign securities, foreign currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from movements in currency exchange rates are recorded as unrealized foreign currency gains or losses. The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities on the Statements of Operations. Such fluctuations are included with the net change in unrealized appreciation/depreciation on investment transactions. However, for tax purposes, the effects of fluctuations in foreign currency exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations are segregated pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

66

NOTES TO FINANCIAL STATEMENTS

Financial Instruments:

Bank Loans:

A Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower (“borrower”) by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in a Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. A Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Sub-Advisor to be creditworthy. When purchasing loan participations, a Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, a Fund assumes the credit risk associated with the corporate borrower only.

Such loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

When the Funds purchase a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

As of September 30, 2017, the Funds did not have any unfunded floating rate loan interests.

Payment-In-Kind Securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

67

NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2017, the total in-kind payments received by the Global High Yield Bond Fund and Diversified Credit Fund with respect to PIKs constituted less than 5% of the Fund’s total income and, therefore, such payments were not disclosed as a separate line item on the Statement of Operations.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. The Fund may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Fund. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.

In addition to the risks associated with derivatives in general, the Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under swap agreements.

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures, Euro Dollar futures and Euro-Bund futures during the year ended September 30, 2017.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Collateral pledged for open futures contracts is included in the cash at broker for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2017.

Options:

The Funds may write (or sell) put and call options on the securities that the Funds are authorized to buy or already hold in their portfolio. The Funds may also purchase put and call options.

68

NOTES TO FINANCIAL STATEMENTS

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed (exchange-traded) and over-the-counter (”OTC“) options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized gain on the contract (as writer).

Forward Foreign Currency Exchange Contracts:

The Funds entered into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date.

The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

Details of Forward contracts at period end are included in the Schedules of Portfolio Investments under the caption “Foreign currency exchange contracts.”

Swap Agreements:

The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate, credit default and other swap agreements for the year ended September 30, 2017.

Interest rate swap agreements generally involve the agreement by the Funds to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed

69

NOTES TO FINANCIAL STATEMENTS

notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

The Funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a writedown, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Interim payments and payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedules of Portfolio Investments under the captions “Interest rate swaps,” and “Credit default swaps”.

70

NOTES TO FINANCIAL STATEMENTS

Fair Values of derivative instruments as of September 30, 2017 are as follows(1):

Fair Values of Derivative Financial Instruments as of September 30, 2017
Statement of Assets and Liabilities Location
Asset Derivatives
	Emerging Market Select Bond Fund	Global High Yield Bond Fund	Diversified Credit Fund
Equity risk:
Investments, at value (call options purchased)	$—	$—	$16,452
Foreign currency exchange risk:
Unrealized appreciation on forward foreign currency exchange contracts	110,093	88,732	256,354
Interest rate risk:
Unrealized appreciation on futures contracts	9,645	21,438	96,465
Unrealized appreciation on interest rate swaps contracts	76,085	—	—

Total	$195,823	$110,170	$369,271

Liability Derivatives
	Emerging Market Select Bond Fund	Global High Yield Bond Fund	Diversified Credit Fund
Credit risk:
Credit default swaps, at value	$3,153	$—	$—
Foreign currency exchange risk:
Unrealized depreciation on forward foreign currency exchange contracts	70,396	11,602	155,081
Interest rate risk:
Unrealized depreciation on futures contracts	13,688	6,605	2,588
Unrealized depreciation on interest rate swaps contracts	26,952	—	—

Total	$114,189	$18,207	$157,669

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2017 is as follows:

Derivative Instruments Categorized by Risk Exposure	Emerging Market Select Bond Fund	Global High Yield Bond Fund	Diversified Credit Fund
Net realized Gain/(Loss) From:
Credit Risk:
Credit default swaps	$(28,691)	$44,640	$41,564
Equity Risk:
Written options	—	(1,812)	(538)
Purchased options(2)	—	(24,089)	(161,762)
Interest Rate Risk:
Financial futures contracts	(58,944)	(18,142)	223,460
Interest rate swaps	19,379	—	20,570
Foreign currency exchange risk:
Purchased options(2)	(5,623)	—	—
Forward foreign currency exchange contracts	(108,580)	(188,588)	(702,680)

Total	$(182,459)	$(187,991)	$(579,386)

71

NOTES TO FINANCIAL STATEMENTS

Derivative Instruments Categorized by Risk Exposure	Emerging Market Select Bond Fund	Global High Yield Bond Fund	Diversified Credit Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Credit Risk:
Credit default swaps	$5,618	$1,775	$(8,510)
Equity Risk:
Call options purchased(3)	—	—	1,600
Interest Rate Risk:
Financial futures contracts	(5,077)	14,833	108,621
Interest rate swaps	(25,216)	—	(7,435)
Foreign currency exchange risk:
Forward foreign currency exchange contracts	33,845	69,385	145,585

Total	$9,170	$85,993	$239,861

(1) For open derivative instruments as of September 30, 2017, see the preceding tables on the Schedule of Portfolio Investments for credit contracts, foreign currency exchange contracts, interest rate contracts and written options.

(2) Included in net realized gains/(losses) on investment transactions on Statement of Operations.

(3) Included in net change in unrealized appreciation/(depreciation) on investments on Statement of Operations.

For the year ended September 30, 2017, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Emerging Market Select Bond Fund	Global High Yield Bond Fund	Diversified Credit Fund
Futures short position (contracts)	39	46	540
Forward foreign currency exchange contracts purchased (U.S. dollar amounts)	$6,102,576	$5,717,771	$16,694,960
Forward foreign currency exchange contracts sold (U.S. dollar amounts)	5,892,960	191,938	1,957,251
Purchased options (Cost $)	1,204	21,795	47,591
Written Options (Premium received $)	509	8,456	19,088
Interest rate swaps (Notional Amount in U.S. Dollars)	6,631,731	—	—
Credit default swaps (Notional Amount in U.S. Dollars)	660,750	957,500	1,027,500

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

For foreign currency exchange contracts, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. For OTC purchased options,

72

NOTES TO FINANCIAL STATEMENTS

the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

With exchange-traded purchased options and futures and centrally cleared swaps, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash due to broker for options contracts, cash at broker for financial futures contracts and segregated cash and foreign currency for options contracts and swap contracts and cash received as payable to broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

73

NOTES TO FINANCIAL STATEMENTS

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present the Funds’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Funds as of September 30, 2017:

Emerging Market Select Bond Fund	Barclays Bank Plc	BNP Paribas SA	Citibank N.A.	Citigoup Global Markets, Inc.	HSBC Securities	JPMorgan Chase Bank N.A.	Merrill Lynch International	Total
Assets:
Forward Currency Exchange Contracts	$—	$—	$110,093	$—	$—	$—	$—	$110,093
Swaps	—	5,102	1,824	55,022	8,750	3,052	2,335	76,085

Total Assets	—	5,102	111,917	55,022	8,750	3,052	2,335	186,178

Liabilities:
Forward Currency Exchange Contracts	—	—	70,396	—	—	—	—	70,396
Swaps	3,153	—	1,752	25,200	—	—	—	30,105

Total Liabilities	3,153	—	72,148	25,200	—	—	—	100,501

Total Financial and Derivative Net Assets[1]:	(3,153)	5,102	39,769	29,822	8,750	3,052	2,335	85,677
Total Collateral Received (Pledged)[2]	—	—	—	—	—	—	—	—

Net Amount[3]	$(3,153)	$5,102	$39,769	$29,822	$8,750	$3,052	$2,335	$85,677

74

NOTES TO FINANCIAL STATEMENTS

Global High Yield	Citibank
Bond Fund	N.A.	Total
Assets:
Forward Currency
Exchange Contracts	$88,732	$88,732

Total Assets	88,732	88,732

Liabilities:
Forward Currency
Exchange Contracts	11,602	11,602

Total Liabilities	11,602	11,602

Total Financial and Derivative Net Assets[1]:	77,130	77,130
Total Collateral Received (Pledged)[2]	—	—

Net Amount[3]	$77,130	$77,130

Diversified Credit Fund	Citibank N.A.	Credit Suisse Securities (USA) LLC	Total
Assets:
Forward Currency Exchange Contracts	$256,354	$—	$256,354
Swaps	—	—	—
Call Options Purchased	—	16,452	16,452

Total Assets	256,354	16,452	272,806

Liabilities:
Forward Currency Exchange Contracts	155,081	—	155,081

Total Liabilities	155,081	—	155,081

Total Financial and Derivative Net Assets[1]:	101,273	16,452	117,725
Total Collateral Received (Pledged)[2]	—	—	—

Net Amount[3]	$101,273	$16,452	$117,725

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

[2]	Excess of collateral received (pledged) from/to the individual counterparty may not be shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable (payable) from/to the individual counterparty in the event of default.

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

75

NOTES TO FINANCIAL STATEMENTS

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income net of non-reclaimable withholding taxes is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Permanent differences include reclassification of foreign currency from capital to ordinary, net operating loss write-offs to paid in capital, currency treatment for the accrual of certain foreign denominated swaps and early termination on such swaps (including prior period true-ups), reclassification of foreign currency options from capital to currency and redesignation of dividends paid.

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	Accumulated	Accumulated
	Paid in Capital	Net Investment Income	Realized Gain/(Loss)
Emerging Market Select Bond Fund	$—	$(117,206)	$117,206
Global High Yield Bond Fund	—	(474,839)	474,839
Diversified Credit Fund	—	(497,739)	497,739

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Select Bond Fund	0.75%
Global High Yield Bond Fund	0.70%
Diversified Credit Fund	0.85%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

76

NOTES TO FINANCIAL STATEMENTS

	Class A	Class I	Class R6
	Annual Rate	Annual Rate	Annual Rate
Emerging Market Select Bond Fund	1.15%	0.90%	0.85%
Global High Yield Bond Fund	0.70%	0.45%	N/A
Diversified Credit Fund	N/A	1.00%	0.95%

This expense limitation agreement is in place until January 31, 2018 (October 31, 2017 for Global High Yield Bond Fund) and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

The amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/15	FYE 9/30/16	FYE 9/30/17	Total
Emerging Market Select Bond Fund	$307,733	$189,953	$246,646	$744,332
Global High Yield Bond Fund	195,091	336,394	349,860	881,345
Diversified Credit Fund	—	187,847	222,516	410,363

Each of the Funds are sub-advised by BlueBay, and the Global High Yield Bond Fund and Diversified Credit Fund are also sub-advised by BlueBay US, which are wholly-owned subsidiaries of Royal Bank of Canada, which is also the parent company of the Advisor. The Sub-Advisors are paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $49,000 ($54,000 effective October 1, 2017). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

77

NOTES TO FINANCIAL STATEMENTS

In conjunction with the launch of each of the Funds, the Advisor invested seed capital in each Fund to provide each Fund with its initial investment assets. The table below shows, as of September 30, 2017, each Fund’s net assets, the shares (if any) of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

		Shares held	% of Fund
	Net Assets	by Advisor	Net Assets
Emerging Market Select Bond Fund	$18,558,308	1,081	0.1%
Global High Yield Bond Fund	$37,381,965	2,841,379	79.5%
Diversified Credit Fund	$72,706,779	4,785,073	67.2%

4. Fund Distribution:

Each of the Funds, except Diversified Credit Fund, has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I or Class R6. The following chart shows the current Plan fee rate.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A and C. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended September 30, 2017, there were no fees waived by the Distributor.

For the year ended September 30, 2017, the Distributor received commissions of $151 front-end sales charges of Class A shares, of the Funds, of which $9 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares or Class C shares of the Funds during the year ended September 30, 2017.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2017 were as follows:

	Purchases	Sales
Emerging Market Select Bond Fund	$40,154,477	$40,676,709
Global High Yield Bond Fund	36,392,258	33,051,885
Diversified Credit Fund	136,818,001	134,039,076

78

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized below:

	Emerging Market Select Bond Fund		Global High Yield Bond Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,959	$—	$1,100	$805,747
Distributions reinvested	—	—	4,553	35,060
Cost of shares redeemed	(69,425)	(144,552)	(805,205)	(556,218)

Change in Class A	$(49,466)	$(144,552)	$(799,552)	$284,589

Class I
Proceeds from shares issued	$3,157,041	$2,440,526	$4,697,903	$7,562,350
Distributions reinvested	—	—	962,932	1,580,225
Cost of shares redeemed	(4,747,215)	(12,244,459)	(1,812,091)	(7,636,446)

Change in Class I	$(1,590,174)	$(9,803,933)	$3,848,744	$1,506,129

Class R6
Proceeds from shares issued	$10,000	—

Change in Class R6	$10,000	—

Change in net assets resulting from capital transactions	$(1,629,640)	$(9,948,485)	$3,049,192	$1,790,718

SHARE TRANSACTIONS:
Class A
Issued	1,906	—	107	85,357
Reinvested	—	—	457	3,619
Redeemed	(7,277)	(16,521)	(80,617)	(57,166)

Change in Class A	(5,371)	(16,521)	(80,053)	31,810

Class I
Issued	324,491	271,372	464,576	791,910
Reinvested	—	—	95,665	163,222
Redeemed	(493,110)	(1,402,982)	(179,281)	(786,529)

Change in Class I	(168,619)	(1,131,610)	380,960	168,603

Class R6
Issued	1,081	—

Change in Class R6	1,081	—

Change in shares resulting from capital transactions	(172,909)	(1,148,131)	300,907	200,413

79

NOTES TO FINANCIAL STATEMENTS

	Diversified Credit Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$1,773,417	1,792,700
Distributions reinvested	1,586,698	1,655,799
Cost of shares redeemed	(546,654)	(1,529,600)

Change in Class I	$2,813,461	$1,918,899

Class R6
Proceeds from shares issued	$10,000	—

Change in Class R6	$10,000	$—

Change in net assets resulting from capital transactions	$2,823,461	$1,918,899

SHARE TRANSACTIONS:
Class I
Issued	178,641	191,552
Reinvested	165,626	173,465
Redeemed	(54,955)	(153,451)

Change in Class I	289,312	211,566

Class R6
Issued	1,043	—

Change in Class R6	1,043	—

Change in shares resulting from capital transactions	290,355	211,566

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2014, 2015, 2016 and 2017 for all Funds, except Diversified Credit Fund which is the tax years ended September 30 of the years 2015, 2016 and 2017, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2017, the Funds did not incur any interest or penalties.

As of September 30, 2017, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
	Investments	Appreciation	Depreciation	(Depreciation)
Emerging Market Select Bond Fund	$17,805,443	$500,064	$(495,170)	$4,894
Global High Yield Bond Fund	34,577,560	1,168,409	(252,730)	915,679
Diversified Credit Fund	66,646,579	2,665,451	(636,604)	2,028,847

80

NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, currency straddle losses and MTM on derivatives.

The tax character of distributions during the fiscal year ended September 30, 2017 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid*
Emerging Market Select Bond Fund	$—	$—	$—	$—	$—
Global High Yield Bond Fund	967,545	—	967,545	—	967,545
Diversified Credit Fund	1,593,358	—	1,593,358	—	1,593,358

The tax character of distributions during the fiscal year ended September 30, 2016 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid*
Emerging Market Select Bond Fund	$—	$—	$—	$—	$—
Global High Yield Bond Fund	1,392,981	222,742	1,615,723	—	1,615,723
Diversified Credit Fund	1,242,949	419,935	1,662,884	—	1,662,884

    *Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Market Select Bond Fund	Global High Yield Bond Fund	Diversified Credit Fund
Undistributed ordinary income	$596,884	$594,243	$1,478,661
Undistributed long term gain	—	—	—

Accumulated earnings	596,884	594,243	1,478,661
Accumulated capital loss carryforwards	(5,410,350)	(382,825)	(1,376,928)
Deferred qualified late-year losses	—	—	—
Unrealized appreciation/ (depreciation)	4,894	915,679	2,028,847
Other temporary differences	34,540	(15,388)	(52,649)

Total accumulated earnings/(losses)	$(4,774,032)	$1,111,709	$2,077,931

As of September 30, 2017, the Emerging Market Select Bond Fund, Global High Yield Bond Fund and Diversified Credit Fund had a short-term capital loss carryforward of $5,338,206, $0 and $950,860, respectively and a long-term capital loss carryforward of $72,144, $382,825 and $426,068, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

During the year ended September 30, 2017, the Emerging Market Select Bond Fund and Global High Yield Bond Fund utilized capital loss carryforwards in the amount of $206,976 and $700,901.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The

81

NOTES TO FINANCIAL STATEMENTS

Funds had no capital losses which will be treated as arising on the first business day of the year ending September 30, 2018.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2017, redemption fees were collected by the BlueBay Diversified Credit in the amount of $147. There were no redemption fees collected by the other Funds.

Redemption fees collected by the Funds are included in the cost of shares redeemed on the Statements of Changes in Net Assets.

9. Commitments:

Global High Yield Bond Fund may invest in floating rate loan interests. In connection with these investments, Global High Yield Bond Fund may also enter into bridge loan commitments (“commitments”). Commitments may obligate Global High Yield Bond Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of September 30, 2017, Global High Yield Bond Fund had no outstanding commitments. In connection with these commitments, Global High Yield Bond Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

10. Significant Risks:

Shareholder concentration risk:

As of September 30, 2017, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	Number of Non-Affiliated Omnibus Accounts	% of Fund
Emerging Market Select Bond Fund	3	95.6%
Global High Yield Bond Fund	1	17.0%
Diversified Credit Fund	1	30.1%

Significant transactions by these shareholders may impact the Funds’ performance.

11. Line of Credit:

Each Fund, except Diversified Credit Fund, participated in a single committed, unsecured $4,000,000 line of credit with Bank of New York Mellon, the Funds’ custodian, to be used only to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit had a termination date of March 28, 2017 and was not renewed. Interest would have been charged on borrowings made under this line of credit at the higher of (a) the Federal Funds Effective Rate plus 1.25% per annum, and (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.175% per annum of the available line of credit was charged, of which each participating Fund paid its pro rata share based on the ratio of its individual net assets to the aggregate

82

NOTES TO FINANCIAL STATEMENTS

net assets of the participating Funds at the time the fee was due and payable. Accrued and unpaid commitment fees were payable on the last business day of each calendar quarter. Since each of the participating Funds participated in the line of credit, there was no assurance that an individual fund would have access to all or any part of the $4,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at the termination date of March 28, 2017. During the year ended September 30, 2017, the Funds did not utilize this line of credit.

12. Subsequent Events:

Fund Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements except the following:

On September 28, 2017, the Board approved revisions to the expense limitation agreement for the Funds whereby effective October 2, 2017 (November 1, 2017 for Global High Yield Bond Fund), the Advisor will waive and/or pay operating expenses so as to maintain net annual fund operating expenses of the separate share classes of these Funds as set forth below:

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Market Select Bond Fund	1.12%	0.87%	0.82%
Global High Yield Bond Fund	0.82%	0.57%	N/A
Diversified Credit Fund	N/A	0.69%	0.64%

This expense limitation agreement is in place until January 31, 2019, and may not be terminated by the Advisor prior to that date.

In addition, the Board approved a revision to the advisory agreement for Diversified Credit Fund whereby the fund’s investment advisory fee is lowered from 0.85% to 0.59%, effective October 2, 2017.

Effective November 1, 2017, RBC BlueBay Emerging Market Select Bond Fund was renamed RBC BlueBay Emerging Market Debt Fund and RBC BlueBay Global High Yield Bond Fund was renamed RBC BlueBay High Yield Bond Fund.

83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and the Shareholders of RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Global High Yield Bond Fund, and RBC Diversified Credit Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Global High Yield Bond Fund, and RBC Diversified Credit Fund (the “Funds,” each a series of RBC Funds Trust) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or prior to September 30, 2015 were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

November 22, 2017

84

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2017, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Global High Yield Bond Fund	92.26%
Diversified Credit Fund	69.21%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2017, as qualified dividend income:

Qualified Dividend Income
Global High Yield Bond Fund	0.36%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. It is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

85

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

Lucy Hancock Bode (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia (2006 to 2010); Franklin Street Partners (2014 to present)

Leslie H. Garner Jr. (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present); President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to present)

John A. MacDonald (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (management-consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

86

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (65)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Brookdale Senior Living Inc. (2008 to present); Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015)

William B. Taylor (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors - Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (53)(5)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 16

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (53)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Kathleen A. Hegna (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

87

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

88

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class I and Class R6 shares.

Class A

Class A shares are available in all Funds except Diversified Credit Fund. This share class is available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 4.25% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Emerging Market Select Bond Fund and Diversified Credit Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

89

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid Expense Ratio
		Account Value	Account Value	During Period*	During Period
		4/1/17	9/30/17	4/1/17-9/30/17	4/1/17-9/30/17
Emerging Market Select Bond Fund	Class A	$1,000.00	$1,070.30	$5.99	1.16%
	Class I	1,000.00	1,071.00	4.65	0.90%
	Class R6	1,000.00	1,072.00	4.39	0.85%

Global High Yield Bond Fund	Class A	1,000.00	1,036.40	3.55	0.70%
	Class I	1,000.00	1,037.20	2.29	0.45%

Diversified Credit Fund	Class I	1,000.00	1,039.70	5.09	1.00%
	Class R6	1,000.00	1,039.70	4.83	0.95%

*Expenses	are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

90

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		4/1/17	9/30/17	4/1/17-9/30/17	4/1/17-9/30/17

Emerging Market Select Bond Fund	Class A	$1,000.00	$1,019.15	$5.84	1.16%
	Class I	1,000.00	1,020.44	4.53	0.90%
	Class R6	1,000.00	1,020.69	4.28	0.85%

Global High Yield Bond Fund	Class A	1,000.00	1,021.44	3.53	0.70%
	Class I	1,000.00	1,022.69	2.27	0.45%

Diversified Credit Fund	Class I	1,000.00	1,019.95	5.04	1.00%
	Class R6	1,000.00	1,020.19	4.78	0.95%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

91

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In September 2017, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”), BlueBay Asset Management USA LLC, and BlueBay Asset Management LLP (together, the “Sub-Advisors”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements with the Advisor and sub-advisory agreements with the Sub-Advisors (the investment advisory and subadvisory agreements, collectively, being the “Agreements”) for an additional year for each Fund, except the RBC BlueBay Global Convertible Bond Fund, RBC BlueBay Absolute Return Fund, RBC BlueBay Emerging Market Corporate Bond Fund and RBC BlueBay Emerging Market Unconstrained Fixed Income Fund, which were scheduled to cease operations on September 28, 2017.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor and Sub-Advisors; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. The Trustees also considered information that had been presented to them resulting from a strategic review of the Funds conducted by the Adviser which had included recommendations to change the names and strategies of two of the Funds, the RBC BlueBay Emerging Market Select Bond Fund (renamed RBC BlueBay Emerging Market Debt Fund) and the RBC BlueBay Global High Yield Bond Fund (renamed RBC BlueBay High Yield Bond Fund). In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor and Sub-Advisors, including information as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees noted that the RBC BlueBay Emerging Market Select Bond Fund had significantly underperformed both its peers and its benchmark over the past five years and reviewed both the market conditions that had contributed to this performance and the proposed changes to the Fund’s strategy going forward. The Trustees indicated that they continue to have confidence in the portfolio management teams of the Advisor and Sub-Advisors and continue to be satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

In considering the nature and quality of services provided to the Funds, the Trustees discussed the strong research, credit, and fundamental analysis capabilities and specialized expertise in the area of emerging market debt instruments and absolute return strategies. The Trustees also considered the extensive portfolio management experience of the Sub-Advisors’ staff as well as its operational and compliance structure and systems, and the Advisor’s expertise in coordinating the investment management and related operations of the Funds.

The Trustees reviewed the investment advisory fees payable to the Advisor and subadvisory fees payable to the Sub-Advisors and reviewed comparative fee and expense information for similarly situated funds. The Trustees evaluated profitability data for the Advisor and Sub-Advisors and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollars and other fall-out benefits as well as the Advisor’s role as co-administrator of the Funds and the fees paid by the Funds for such services. The Trustees discussed the pricing strategy for the Funds and noted that the Sub-Advisors are premium providers of investment management services and the management fees are based on the high quality of services provided to the Funds. The Trustees also considered the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements as well as the Adviser’s

92

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

proposed increased fee waivers with respect to the RBC BlueBay Emerging Market Select Bond Fund and the RBC BlueBay Diversified Credit Fund, and proposed advisory fee reduction with respect to the RBC BlueBay Diversified Credit Fund, and viewed such commitments favorably. The Trustees also took note of the RBC BlueBay Global High Yield Bond Fund’s continuing inclusion in the RBC Cornerstone Investor Program, launched in August 2015, which increased the contractual fee waiver for the Fund while also offering enhanced client service for investors. Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor and Sub-Advisors were fair and reasonable in light of the level and quality of the services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length.

Based upon their review, the Trustees determined that the nature and quality of the services provided by both the Advisor and Sub-Advisors were of a high quality and it is in the interests of the Funds and their shareholders for the Trustees to approve the Agreements and expense limitation arrangements for each Fund. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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94

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2017.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-BB AR 09-17

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $387,820 for 2017 and $546,600 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $57,900 for 2017 and $66,870 for 2016.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)        (A)    with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

    (B)    with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)        such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)        such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)        Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)        Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $44,370 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

    Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                  RBC Funds Trust

By (Signature and Title)*           /s/ Kathleen A. Gorman

                                   Kathleen A. Gorman, President and Chief Executive Officer

                                   (principal executive officer)

Date                                             11/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Kathleen A. Gorman

                                   Kathleen A. Gorman, President and Chief Executive Officer

                                   (principal executive officer)

Date                                             11/27/2017

By (Signature and Title)*           /s/ Kathleen A. Hegna

                                   Kathleen A. Hegna, Treasurer and Chief Financial Officer

                                   (principal financial officer)

Date                                             11/27/2017

*	Print the name and title of each signing officer under his or her signature.